Exhibit 10.1

Execution Version

SECURITIES PURCHASE AGREEMENT

This SECURITIES PURCHASE AGREEMENT (the “Agreement”), dated as of August 8, 2016, is by and among Emerge Energy Services LP, a Delaware limited partnership with offices located at 180 State Street, Suite 225, Southlake, Texas 76092 (the “Partnership”), and each of the investors listed on the Schedule of Buyers attached hereto (individually, a “Buyer” and collectively, the “Buyers”).

RECITALS

A.                                    The Partnership and each Buyer is executing, delivering and performing the transactions contemplated by this Agreement in reliance upon the exemption from securities registration afforded by Section 4(a)(2) of the Securities Act of 1933, as amended (the “1933 Act”), as promulgated by the United States Securities and Exchange Commission (the “SEC”) under the 1933 Act.

B.                                    The Partnership has authorized the issuance of a new series of convertible Preferred Units (as defined below) of the Partnership designated as Series A Convertible Preferred Units the terms of which will be set forth in Amendment No. 1 (the “LP Amendment”) to that certain First Amended and Restated Limited Partnership Agreement of Emerge Energy Services LP, dated as of May 14, 2013 (as amended and in effect as of the date hereof, the “Limited Partnership Agreement”) substantially on the terms set forth on Exhibit A hereto (together with any convertible preferred units issued in replacement thereof in accordance with the terms thereof, the “Series A Preferred Units”), which Series A Preferred Units shall be convertible into Common Units (as defined below) (such Common Units issuable pursuant to the terms of the LP Amendment, including, without limitation, upon conversion or otherwise, collectively, the “Conversion Units”) in accordance with the terms of the LP Amendment.

C.                                    Each Buyer wishes to purchase, and the Partnership wishes to sell, upon the terms and conditions stated in this Agreement, (i) the aggregate number of Series A Preferred Units set forth opposite such Buyer’s name in column (3) on the Schedule of Buyers, and (ii) a warrant to initially acquire up to that aggregate number of additional Common Units set forth opposite such Buyer’s name in column (4) on the Schedule of Buyers, substantially in the form attached hereto as Exhibit B (the “Warrants”) (as exercised, collectively, the “Warrant Units”).

D.                                    At the Closing (as defined below), the parties hereto shall execute and deliver a Registration Rights Agreement, in the form attached hereto as Exhibit C (the “Registration Rights Agreement”), pursuant to which the Partnership will provide certain registration rights with respect to the Registrable Securities (as defined in the Registration Rights Agreement), under the 1933 Act and the rules and regulations promulgated thereunder and applicable state securities laws.

E.                                     The Series A Preferred Units, the Conversion Units, the Warrants and the Warrant Units are collectively referred to herein as the “Securities.”

AGREEMENT

NOW, THEREFORE, in consideration of the premises and the mutual covenants contained herein and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Partnership and each Buyer hereby agree as follows:

1.                                      PURCHASE AND SALE OF PREFERRED UNITS AND WARRANTS.

(a)                                 Purchase of Series A Preferred Units and Warrants. Subject to the satisfaction (or waiver) of the conditions set forth in Sections 6 and 7 below, the Partnership shall issue and sell to each Buyer, and each Buyer severally, but not jointly, agrees to purchase from the Partnership on the Closing Date (as defined below) the aggregate number of Series A Preferred Units as is set forth opposite such Buyer’s name in column (3) on the Schedule of Buyers, along with Warrants to initially acquire up to that aggregate number of Warrant Units as is set forth opposite such Buyer’s name in column (4) on the Schedule of Buyers.

(b)                                 Closing.  The closing (the “Closing”) of the purchase of the Series A Preferred Units and the Warrants by the Buyers shall occur at the offices of Kelley Drye & Warren LLP, 101 Park Avenue, New York, NY 10178. The date and time of the Closing (the “Closing Date”) shall be 10:00 a.m., New York time, on the first (1st) Business Day on which the conditions to the Closing set forth in Sections 6 and 7 below are satisfied or waived (or such other date as is mutually agreed to by the Partnership and each Buyer).  As used herein “Business Day” means any day other than a Saturday, Sunday or other day on which commercial banks in New York, New York are authorized or required by law to remain closed.

(c)                                  Purchase Price.  The aggregate purchase price for the Series A Preferred Units and the Warrants to be purchased by each Buyer (the “Purchase Price”) shall be the amount set forth opposite such Buyer’s name in column (5) on the Schedule of Buyers.

(d)                                 Form of Payment.  On the Closing Date, (i) each Buyer shall pay its respective Purchase Price (less, in the case of any Buyer, the amounts withheld pursuant to Section 4(g)) to the Partnership for the Series A Preferred Units and the Warrants to be issued and sold to such Buyer at the Closing, by wire transfer of immediately available funds in accordance with the Flow of Funds Letter (as defined below) and (ii) the Partnership shall deliver to each Buyer (A) the aggregate number of Series A Preferred Units as is set forth opposite such Buyer’s name in column (3) of the Schedule of Buyers, and (B) a Warrant pursuant to which such Buyer shall have the right to initially acquire up to such aggregate number of Warrant Units as is set forth opposite such Buyer’s name in column (4) of the Schedule of Buyers, in each case, duly executed on behalf of the Partnership and registered in the name of such Buyer or its designee.

2.                                      BUYER’S REPRESENTATIONS AND WARRANTIES.

Each Buyer, severally and not jointly, represents and warrants to the Partnership with respect to only itself that, as of the date hereof and as of the Closing Date:

(a)                                 Organization; Authority. Such Buyer is an entity duly organized, validly existing and in good standing under the laws of the jurisdiction of its organization with the requisite power and authority to enter into and to consummate the transactions contemplated by the

Transaction Documents (as defined below) to which it is a party and otherwise to carry out its obligations hereunder and thereunder.

(b)                                 No Public Sale or Distribution.  Such Buyer (i) is acquiring its Series A Preferred Units and Warrants, (ii) upon conversion of its Series A Preferred Units will acquire the Conversion Units issuable upon conversion thereof, and (iii) upon exercise of its Warrants (other than pursuant to a Cashless Exercise (as defined in the Warrants)) will acquire the Warrant Units issuable upon exercise thereof, in each case, entirely for its own account and not with a view towards, or for resale in connection with, the public sale or distribution thereof in violation of applicable securities laws, except pursuant to sales registered or exempted under the 1933 Act; provided, however, by making the representations herein, such Buyer does not agree, or make any representation or warranty, to hold any of the Securities for any minimum or other specific term and reserves the right to dispose of the Securities at any time in accordance with or pursuant to a registration statement or an exemption from registration under the 1933 Act.  Such Buyer does not presently have any agreement or understanding, directly or indirectly, with any Person to distribute any of the Securities in violation of applicable securities laws.  For purposes of this Agreement, “Person” means an individual, a limited liability company, a partnership, a joint venture, a corporation, a trust, an unincorporated organization, any other entity and any Governmental Entity or any department or agency thereof.

(c)                                  Accredited Investor Status.  Such Buyer is (a) an “accredited investor” as that term is defined in Rule 501(a) of Regulation D, (b) an Institutional Account as defined in FINRA Rule 4512(c) and (c) a sophisticated institutional investor, experienced in investing in private equity transactions and capable of evaluating investment risks independently, both in general and with regard to all transactions and investment strategies involving a security or securities, including such Buyer’s participation in the transactions contemplated hereby.  Such Buyer has determined based on such Buyer’s own independent review and such professional advice as such Buyer deems appropriate that the purchase of the Securities and participation in the transactions contemplated hereby (i) are fully consistent with such Buyer’s financial needs, objectives and condition and (ii) are a fit, proper and suitable investment for such Buyer, notwithstanding the substantial risks inherent in investing in or holding the Securities.  Such Buyer is able to bear the substantial risks associated with the purchase of the Securities, including but not limited to loss of such Buyer’s entire investment therein.

(d)                                 Reliance on Exemptions.  Such Buyer understands that the Securities are being offered and sold to it in reliance on specific exemptions from the registration requirements of United States federal and state securities laws and that the Partnership is relying in part upon the truth and accuracy of, and such Buyer’s compliance with, the representations, warranties, agreements, acknowledgments and understandings of such Buyer set forth herein in order to determine the availability of such exemptions and the eligibility of such Buyer to acquire the Securities.

(e)                                  Information.  Such Buyer and its advisors, if any, have been furnished with, and have reviewed and understood, all materials relating to the business, finances and operations of the Partnership and materials relating to the offer and sale of the Securities that have been requested by such Buyer.  Such Buyer and its advisors, if any, have been afforded the opportunity to ask questions of, and receive answers from, the Partnership and have conducted and completed their its own due diligence.  Neither such inquiries nor any other due diligence investigations conducted by such Buyer or its advisors, if any, or its representatives shall modify, amend or affect such Buyer’s right to rely on the Partnership’s representations and warranties contained herein.  Such Buyer understands that its investment in the Securities involves a high degree of risk.  Such Buyer has sought such accounting, legal and tax advice as it has considered necessary to make an informed investment decision with respect to its acquisition of the Securities.  Such Buyer confirms that it has received information that constitutes or could reasonably be expected to constitute material, non-public information concerning the Partnership and its Subsidiaries in connection with making its decision to engage in the transactions contemplated by this Agreement.  Based on such information as such Buyer has deemed appropriate and without reliance upon the Placement Agent or counsel to the Placement Agent, such Buyer has independently made its own analysis and decision to enter into the transactions contemplated hereby.  Except for the representations, warranties and agreements of the Partnership expressly set forth in this Agreement, such Buyer is relying exclusively on its own sources of information, investment analysis and due diligence (including professional advice such Buyer deems appropriate) with respect to the transactions contemplated hereby, the Securities and the business, condition (financial and otherwise), management, operations, properties and prospects of the Partnership, including but not limited to all business, legal, regulatory, accounting, credit and tax matters.

(f)                                   No Governmental Review.  Such Buyer understands that no United States federal or state agency or any other government or governmental agency has passed on or made any recommendation or endorsement of the Securities or the fairness or suitability of the investment in the Securities nor have such authorities passed upon or endorsed the merits of the offering of the Securities.

(g)                                  Transfer or Resale.  Such Buyer understands that except as provided in the Registration Rights Agreement and Section 4(h) hereof:  (i) the Securities have not been and are not being registered under the 1933 Act or any state securities laws or securities laws of any other jurisdiction, and may not be offered for sale, sold, assigned or transferred unless (A) subsequently registered thereunder, (B) such Buyer shall have delivered to the Partnership (if requested by the Partnership) an opinion of counsel, in a form reasonably acceptable to the Partnership, to the effect that such Securities to be sold, assigned or transferred may be sold, assigned or transferred pursuant to an exemption from such registration, or (C) such Buyer provides the Partnership with reasonable assurance that such Securities can be sold, assigned or transferred pursuant to Rule 144 or Rule 144A promulgated under the 1933 Act (or a successor rule thereto) (collectively, “Rule 144”); (ii) any sale of the Securities made in reliance on Rule 144 may be made only in accordance with the terms of Rule 144, and further, if Rule 144 is not applicable, any resale of the Securities under circumstances in which the seller (or the Person through whom the sale is made) may be deemed to be an underwriter (as that term is defined in the 1933 Act) may require compliance with some other exemption under the 1933 Act or the rules and regulations of the SEC promulgated thereunder; and (iii) neither the Partnership nor any other Person is under any obligation to register the Securities under the 1933 Act or any state securities laws or to comply with the terms and conditions of any exemption thereunder.

(h)                                 Validity; Enforcement.  This Agreement and the Registration Rights Agreement have been duly and validly authorized, executed and delivered on behalf of such Buyer and constitute the legal, valid and binding obligations of such Buyer enforceable against such Buyer in accordance with their respective terms, except as such enforceability may be limited by general principles of equity or to applicable bankruptcy, insolvency, reorganization, moratorium, liquidation and other similar laws relating to, or affecting generally, the enforcement of applicable creditors’ rights and remedies.

(i)                                     No Conflicts.  The execution, delivery and performance by such Buyer of this Agreement and the Registration Rights Agreement and the consummation by such Buyer of the transactions contemplated hereby and thereby will not (i) result in a violation of the organizational documents of such Buyer, or (ii) conflict with, or constitute a default (or an event which with notice or lapse of time or both would become a default) under, or give to others any rights of termination, amendment, acceleration or cancellation of, any agreement, indenture or instrument to which such Buyer is a party, or (iii) result in a violation of any law, rule, regulation, order, judgment or decree (including federal and state securities laws) applicable to such Buyer, except in the case of clauses (ii) and (iii) above, for such conflicts, defaults, rights or violations which could not, individually or in the aggregate, reasonably be expected to have a material adverse effect on the ability of such Buyer to perform its obligations hereunder.

(j)                                    No Reliance on Placement Agent.  Such Buyer acknowledges that J.P. Morgan Securities LLC. (the “Placement Agent”) and its directors, officers, employees, representatives and controlling persons have no responsibility for making any independent investigation of the information contained in the Partnership’s 1934 Act filings and make no representation or warranty to such Buyer, express or implied, with respect to the Partnership or the Securities or the accuracy, completeness or adequacy of the Partnership’s 1934 Act filings or any other publicly available information, nor shall any of the foregoing persons be liable for any loss or damages of any kind resulting from the use of the information contained therein or otherwise supplied to such Buyer. Such Buyer hereby acknowledges and agrees that (a) the Placement Agent is acting solely as placement agent in connection with the transactions contemplated hereby and is not acting as an underwriter or in any other capacity and is not and shall not be construed as a fiduciary for such Buyer, the Partnership or any other person or entity in connection with the transactions contemplated hereby, (b) the Placement Agent has not made and will not make any representation or warranty, whether express or implied, of any kind or character and has not provided any advice or recommendation in connection with the transactions contemplated hereby, (c) the Placement Agent will have no responsibility with respect to (i) any representations, warranties or agreements made by any person or entity under or in connection with the transactions contemplated hereby or any of the documents furnished pursuant thereto or in connection therewith, or the execution, legality, validity or enforceability (with respect to any person) or any thereof, or (ii) the business, affairs, financial condition, operations, properties or prospects of, or any other matter concerning the Partnership or transactions contemplated hereby, and (d) the Placement Agent shall have no liability or obligation (including without limitation, for or with respect to any losses, claims, damages, obligations, penalties, judgments, awards, liabilities, costs, expenses or disbursements incurred by such Buyer, the Partnership or any other person or entity), whether in contract, tort or otherwise, to such Buyer, or to any person claiming through such Buyer, in respect of the transactions contemplated hereby.

3.                                      REPRESENTATIONS AND WARRANTIES OF THE PARTNERSHIP.

The Partnership represents and warrants to each of the Buyers that, as of the date hereof and as of the Closing Date:

(a)                                 Organization and Qualification.  Each of the Partnership and each of its Subsidiaries are entities duly organized and validly existing and in good standing under the laws of the jurisdiction in which they are formed, and have the requisite power and authority to own their properties and to carry on their business as now being conducted and as presently proposed to be conducted.  Each of the Partnership and each of its Subsidiaries is duly qualified as a foreign entity to do business and is in good standing in every jurisdiction in which its ownership of property or the nature of the business conducted by it makes such qualification necessary, except to the extent that the failure to be so qualified or be in good standing would not reasonably be expected to have a Material Adverse Effect (as defined below).  As used in this Agreement, “Material Adverse Effect” means any material adverse effect on (i) the business, properties, assets, liabilities, operations (including results thereof), condition (financial or otherwise) or prospects of the Partnership and its Subsidiaries, taken as a whole, (ii) the ability of the Partnership to consummate the transactions contemplated hereby or in any of the other Transaction Documents or any other agreements or instruments to be entered into in connection herewith or therewith or (iii) the authority or ability of the Partnership or any of its Subsidiaries to perform any of their respective obligations under any of the Transaction Documents.  Other than the Persons (as defined below) set forth on Schedule 3(a), the Partnership has no Subsidiaries.  “Subsidiaries” means any Person in which the Partnership, directly or indirectly, (I) owns any of the outstanding unit capital or capital stock or holds any equity or similar interest of such Person or (II) controls or operates all or any part of the business, operations or administration of such Person, and each of the foregoing, is individually referred to herein as a “Subsidiary.”

(b)                                 Authorization; Enforcement; Validity.  The Partnership has the requisite power and authority to enter into and perform its obligations under this Agreement and the other Transaction Documents and to issue the Securities in accordance with the terms hereof and thereof.  The execution and delivery of this Agreement and the other Transaction Documents by the Partnership, and the consummation by the Partnership of the transactions contemplated hereby and thereby (including, without limitation, the issuance of the Series A Preferred Units, the issuance of the Conversion Units issuable upon conversion of the Series A Preferred Units, the issuance of the Warrants and the issuance of the Warrant Units issuable upon exercise of the Warrants) have been duly authorized by the board of directors of the Partnership’s general partner and (other than the filing with the SEC of one or more registration statements in accordance with the requirements of the Registration Rights Agreement and any other filings as may be required by any state securities agencies) no further filing, consent or authorization is required by the Partnership, its Subsidiaries, their respective boards of directors or their unitholders or other governing body.  This Agreement has been, and the other Transaction Documents to which it is a party will be prior to the Closing, duly executed and delivered by the Partnership, and each constitutes or will constitute the legal, valid and binding obligations of the Partnership, enforceable against the Partnership in accordance with its respective terms, except as such enforceability may be limited by general principles of equity or applicable bankruptcy, insolvency, reorganization, moratorium, liquidation or similar laws relating to, or affecting generally, the enforcement of applicable creditors’ rights and remedies and except as rights to indemnification and to contribution may be limited by federal or state securities law.  The LP Amendment that includes the terms attached hereto as Exhibit A has been approved by the board of directors of the general partner of the Partnership and upon its execution and delivery in connection with the Closing will be enforceable against the Partnership in accordance with its terms and not have been amended.  “Transaction Documents” means, collectively, this Agreement, the Warrants, the LP Amendment, the Registration Rights Agreement, the Irrevocable Transfer Agent Instructions (as defined below) and each of the other agreements and instruments entered into or delivered by any of the parties hereto in connection with the transactions contemplated hereby and thereby, as may be amended from time to time.

(c)                                  Issuance of Securities.  The issuance of the Series A Preferred Units and the Warrants are duly authorized and upon issuance in accordance with the terms of the Transaction Documents shall be validly issued and free from all preemptive or similar rights, mortgages, defects, claims, liens, pledges, charges, taxes, rights of first refusal, encumbrances, security interests and other encumbrances (collectively “Liens”) with respect to the issuance thereof, except as set forth in the Limited Partnership Agreement.  Upon issuance or conversion in accordance with the Series A Preferred Units or exercise in accordance with the Warrants (as the case may be), the Conversion Units and the Warrant Units, respectively, when issued, will be validly issued and free from all preemptive or similar rights or Liens with respect to the issue thereof, with the holders being entitled to all rights accorded to a holder of Common Units.  Subject to the accuracy of the representations and warranties of the Buyers in this Agreement, the offer and issuance by the Partnership of the Securities is exempt from registration under the 1933 Act.

(d)                                 No Conflicts.  The execution, delivery and performance of the Transaction Documents by the Partnership and its Subsidiaries and the consummation by the Partnership of the transactions contemplated hereby and thereby (including, without limitation, the issuance of the Series A Preferred Units, the Warrants, the Conversion Units and the Warrant Units) will not (i) result in a violation of the Limited Partnership Agreement (as defined below), certificate of formation or other organizational documents of the Partnership or any of its Subsidiaries, or any units or other equity securities of the Partnership or any of its Subsidiaries, (ii) conflict with, or constitute a default (or an event which with notice or lapse of time or both would become a default) in any respect under, or give to others any rights of termination, amendment, acceleration or cancellation of, any agreement, indenture or instrument to which the Partnership or any of its Subsidiaries is a party, or (iii) result in a violation of any law, rule, regulation, order, judgment or decree (including, without limitation, foreign, federal and state securities laws and regulations and the rules and regulations of The New York Stock Exchange (the “Principal Market”) and including all applicable foreign, federal and state laws, rules and regulations) applicable to the Partnership or any of its Subsidiaries or by which any property or asset of the Partnership or any of its Subsidiaries is bound or affected, except in the case of clauses (ii) and (iii) above, for such conflicts, defaults, rights or violations which could not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect.

(e)                                  Consents.  Neither the Partnership nor any Subsidiary is required to obtain any consent from, authorization or order of, or make any filing or registration with (other than the filing with the SEC of one or more registration statements in accordance with the requirements of the Registration Rights Agreement and any other filings as may be required by any state securities agencies), any Governmental Entity (as defined below) or any regulatory or self-regulatory agency (other than any listing application and related consents or any notices required by the Principal Market) or any other Person in order for it to execute, deliver or perform any of its respective obligations under or contemplated by the Transaction Documents, in each case, in accordance with the terms hereof or thereof.  All consents, authorizations, orders, filings and registrations which the Partnership or any Subsidiary is required to obtain pursuant to the preceding sentence have been or will be obtained or effected on or prior to the Closing Date, and neither the Partnership nor any of its Subsidiaries are aware of any facts or circumstances which might prevent the Partnership or any of its Subsidiaries from obtaining or effecting any of the registration, application or filings contemplated by the Transaction Documents.  Except as has been disclosed in Current Reports on Form 8-K filed with the SEC, the Partnership is not in violation of the requirements of the Principal Market and has no knowledge of any facts or circumstances which could reasonably lead to delisting or suspension of the Common Units in the foreseeable future.  “Governmental Entity” means any nation, state, county, city, town, village, district, or other political jurisdiction of any nature, federal, state, local, municipal, foreign, or other government, governmental or quasi-governmental authority of any nature (including any governmental agency, branch, department, official, or entity and any court or other tribunal), multi-national organization or body; or body exercising, or entitled to exercise, any administrative, executive, judicial, legislative, police, regulatory, or taxing authority or power of any nature or instrumentality of any of the foregoing, including any entity or enterprise owned or controlled by a government or a public international organization or any of the foregoing.

(f)                                   Acknowledgment Regarding Buyer’s Purchase of Securities.  The Partnership acknowledges and agrees that each Buyer is acting solely in the capacity of an arm’s length purchaser with respect to the Transaction Documents and the transactions contemplated hereby and thereby and that no Buyer is (i) an officer or director of the Partnership or any of its Subsidiaries, (ii) to its knowledge, an “affiliate” (as defined in Rule 144) of the Partnership or any of its Subsidiaries or (iii) to its knowledge, a “beneficial owner” of more than 10% of the Common Units (as defined for purposes of Rule 13d-3 of the Securities Exchange Act of 1934, as amended (the “1934 Act”)).  The Partnership further acknowledges that no Buyer is acting as a financial advisor or fiduciary of the Partnership or any of its Subsidiaries (or in any similar capacity) with respect to the Transaction Documents and the transactions contemplated hereby and thereby, and any advice given by a Buyer or any of its representatives or agents in connection with the Transaction Documents and the transactions contemplated hereby and thereby is merely incidental to such Buyer’s purchase of the Securities.  The Partnership further represents to each Buyer that the Partnership’s decision to enter into the Transaction Documents has been based solely on the independent evaluation by the Partnership and its representatives.

(g)                                  No General Solicitation; Placement Agent’s Fees.  Neither the Partnership, nor any of its Subsidiaries or affiliates, nor any Person acting on its or their behalf, has engaged in any form of general solicitation or general advertising (within the meaning of Regulation D) in connection with the offer or sale of the Securities.  The Partnership shall be responsible for the payment of any placement agent’s fees, financial advisory fees, or brokers’ commissions (other than for Persons engaged by any Buyer or its investment advisor) relating to or arising out of the transactions contemplated hereby, including, without limitation, placement agent fees payable to the Placement Agent in connection with the sale of the Securities.  The fees and expenses of the Placement Agent to be paid by the Partnership are as set forth on Schedule 3(g) attached hereto.  The Partnership shall pay, and hold each Buyer harmless against, any liability, loss or expense (including, without limitation, attorney’s fees and out-of-pocket expenses) arising in connection with any such claim.  The Partnership acknowledges that it has engaged the Placement Agent in connection with the sale of the Securities.  Other than the Placement Agent, neither the Partnership nor any of its Subsidiaries has engaged any placement agent or other agent in connection with the offer or sale of the Securities.

(h)                                 No Integrated Offering.  Assuming the accuracy of the Buyers’ representations and warranties, none of the Partnership, its Subsidiaries or any of their affiliates, nor any Person acting on their behalf has, directly or indirectly, made any offers or sales of any security or solicited any offers to buy any security, under circumstances that would require registration of the issuance of any of the Securities under the 1933 Act, whether through integration with prior offerings or otherwise, or cause this offering of the Securities to require approval of unitholders of the Partnership for purposes of the 1933 Act or under any applicable unitholder approval provisions, including, without limitation, under the rules and regulations of any exchange or automated quotation system on which any of the securities of the Partnership are listed or designated for quotation.  Assuming the accuracy of the Buyers’ representations and warranties, none of the Partnership, its Subsidiaries, their affiliates nor any Person acting on their behalf will take any action or steps that would require registration of the issuance of any of the Securities under the 1933 Act or cause the offering of any of the Securities to be integrated with other offerings of securities of the Partnership.

(i)                                     Dilutive Effect.  The Partnership understands and acknowledges that the number of Conversion Units and Warrant Units will increase in certain circumstances. The Partnership further acknowledges that its obligation to issue the Conversion Units pursuant to the terms of the Series A Preferred Units in accordance with this Agreement and the LP Amendment and the Warrant Units upon exercise of the Warrants in accordance with this Agreement and the Warrants is, in each case, absolute and unconditional regardless of the dilutive effect that such issuance may have on the ownership interests of other unitholders of the Partnership.

(j)                                    Application of Takeover Protections; Rights Agreement.  The Partnership and the board of directors of its general partner have taken all necessary action, if any, in order to render inapplicable any control unit acquisition, interested unitholder, business combination, poison pill (including, without limitation, any distribution under a rights agreement), unitholder rights plan or other similar anti-takeover provision under the Limited Partnership Agreement or other organizational documents or the laws of the jurisdiction of its organization or otherwise which is or could become applicable to any Buyer as a result of the transactions contemplated by this Agreement, including, without limitation, the Partnership’s issuance of the Securities and any Buyer’s ownership of the Securities.  The Partnership and the board of directors of its general partner have taken all necessary action, if any, in order to render inapplicable any unitholder rights plan or similar arrangement relating to accumulations of beneficial ownership of Common Units or a change in control of the Partnership or any of its Subsidiaries.

(k)                                 SEC Documents; Financial Statements.  Except with respect to (A) the Quarterly Report on Form 10-Q for the quarter ended September 30, 2015, which was not timely filed, (B)

the Quarterly Report on Form 10-Q for the quarter ended March 31, 2016, which has not been filed with the SEC as of the date of this Agreement, and (C) the Quarterly Report on Form 10-Q for the quarter ended June 30, 2016, which may not be filed by the Closing, during the two (2) years prior to the date hereof, the Partnership has timely filed all reports, schedules, forms, proxy statements, statements and other documents required to be filed by it with the SEC pursuant to the reporting requirements of the 1934 Act (all of the foregoing filed during the two-year period prior to the date hereof and all exhibits and appendices included therein and financial statements, notes and schedules thereto and documents incorporated by reference therein being hereinafter referred to as the “SEC Documents”).  The Partnership has delivered or has made available to the Buyers or their respective representatives true, correct and complete copies of each of the SEC Documents not available on the EDGAR system.  As of their respective dates, the SEC Documents complied in all material respects with the requirements of the 1933 Act or 1934 Act, as applicable, and the rules and regulations of the SEC promulgated thereunder applicable to the SEC Documents, and none of the SEC Documents, at the time they were filed with the SEC, contained any untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading.  As of their respective dates, the financial statements of the Partnership included in the SEC Documents complied in all material respects with applicable accounting requirements and the published rules and regulations of the SEC with respect thereto as in effect as of the time of filing.  Such financial statements have been prepared in all material respects in accordance with generally accepted accounting principles (“GAAP”), consistently applied, during the periods involved (except (i) as may be otherwise indicated in such financial statements or the notes thereto, or (ii) in the case of unaudited interim statements, to the extent they may exclude footnotes or may be condensed or summary statements) and fairly present in all material respects the financial position of the Partnership as of the dates thereof and the results of its operations and cash flows for the periods then ended (subject, in the case of unaudited statements, to normal year-end audit adjustments).  The reserves, if any, established by the Partnership or the lack of reserves, if applicable, are reasonable based upon facts and circumstances known by the Partnership on the date hereof and there are no loss contingencies that are required to be accrued by Accounting Standards Codification 450-20, Loss Contingencies, which are not provided for by the Partnership in its financial statements or otherwise.  The other information provided by or on behalf of the Partnership to any of the Buyers, as a whole, which is not included in the SEC Documents (including, without limitation, information referred to in Section 2(e) of this Agreement or in the disclosure schedules to this Agreement) does not contain any untrue statement of a material fact or omit to state any material fact necessary in order to make the statements therein not misleading, in the light of the circumstance under which they are or were made.  The Partnership is not currently contemplating to amend or restate any of the financial statements (including, without limitation, any notes or any letter of the independent accountants of the Partnership with respect thereto) included in the SEC Documents (the “Financial Statements”), nor is the Partnership currently aware of facts or circumstances which would require the Partnership to amend or restate any of the Financial Statements, in each case, in order for any of the Financials Statements to be in compliance with GAAP and the rules and regulations of the SEC.  The Partnership has not been informed by its independent accountants that they recommend that the Partnership amend or restate any of the Financial Statements or that there is any need for the Partnership to amend or restate any of the Financial Statements.

(l)                                     Absence of Certain Changes.  Since the date of the Partnership’s most recent audited financial statements contained in a Form 10-K, there has been no material adverse change and no material adverse development in the business, assets, liabilities, properties, operations (including results thereof), condition (financial or otherwise) or prospects of the Partnership or any of its Subsidiaries other than changes resulting from or relating to general economic conditions and conditions in the industry and markets in which the Partnership operates.  Since the date of the Partnership’s most recent audited financial statements contained in a Form 10-K, neither the Partnership nor any of its Subsidiaries has (i) declared or paid any distributions in respect of its common units, (ii) sold any assets, individually or in the aggregate, outside of the ordinary course of business or (iii) made any capital expenditures, individually or in the aggregate, outside of the ordinary course of business.  Neither the Partnership nor any of its Subsidiaries has taken any steps to seek protection pursuant to any law or statute relating to bankruptcy, insolvency, reorganization, receivership, liquidation or winding up, nor, except as has been disclosed in the SEC Documents, does the Partnership or any Subsidiary have any knowledge or reason to believe that any of their respective creditors intend to initiate involuntary bankruptcy proceedings or any actual knowledge of any fact which would reasonably lead a creditor to do so.  The Partnership and its Subsidiaries, individually and on a consolidated basis, are not as of the date hereof, and after giving effect to the transactions contemplated hereby to occur at the Closing, will not be Insolvent (as defined below).  For purposes of this Section 3(l), “Insolvent” means, (i) with respect to the Partnership and its Subsidiaries, on a consolidated basis, (A) the present fair saleable value of the Partnership’s and its Subsidiaries’ assets is less than the amount required to pay the Partnership’s and its Subsidiaries’ total Indebtedness (as defined below), (B) the Partnership and its Subsidiaries are unable to pay their debts and liabilities, subordinated, contingent or otherwise, as such debts and liabilities become absolute and matured or (C) the Partnership and its Subsidiaries intend to incur or believe that they will incur debts that would be beyond their ability to pay as such debts mature; and (ii) with respect to the Partnership and each Subsidiary, individually, (A) the present fair saleable value of the Partnership’s or such Subsidiary’s (as the case may be) assets is less than the amount required to pay its respective total Indebtedness, (B) the Partnership or such Subsidiary (as the case may be) is unable to pay its respective debts and liabilities, subordinated, contingent or otherwise, as such debts and liabilities become absolute and matured or (C) the Partnership or such Subsidiary (as the case may be) intends to incur or believes that it will incur debts that would be beyond its respective ability to pay as such debts mature.  Neither the Partnership nor any of its Subsidiaries has engaged in any business or in any transaction, and is not about to engage in any business or in any transaction, for which the Partnership’s or such Subsidiary’s remaining assets constitute unreasonably small capital with which to conduct the business in which it is engaged as such business is now conducted and is proposed to be conducted.

(m)                             No Undisclosed Events, Liabilities, Developments or Circumstances.  No event, liability, development or circumstance has occurred or exists, or is reasonably expected to exist or occur with respect to the Partnership, any of its Subsidiaries or any of their respective businesses, properties, liabilities, prospects, operations (including results thereof) or condition (financial or otherwise), that could reasonably be expected to have a Material Adverse Effect.

(n)                                 Conduct of Business; Regulatory Permits.  Neither the Partnership nor any of its Subsidiaries is in violation of any term of or in default under its Limited Partnership Agreement or their respective organizational documents.  Neither the Partnership nor any of its Subsidiaries

is in violation of any judgment, decree or order or any statute, ordinance, rule or regulation applicable to the Partnership or any of its Subsidiaries, and neither the Partnership nor any of its Subsidiaries has conducted its business in violation of any of the foregoing, except in all cases for violations which do not, individually or in the aggregate, have a Material Adverse Effect.  Without limiting the generality of the foregoing, except as set forth in the SEC Documents, the Partnership is not in violation of any of the rules, regulations or requirements of the Principal Market and has no knowledge of any facts or circumstances that could reasonably lead to delisting or suspension of the Common Units by the Principal Market in the foreseeable future.  During the two years prior to the date hereof, (i) the Common Units have been listed or designated for quotation on the Principal Market, (ii) trading in the Common Units has not been suspended by the SEC or the Principal Market and (iii) except as set forth in the SEC Documents, the Partnership has received no communication, written or oral, from the SEC or the Principal Market regarding the suspension or delisting of the Common Units from the Principal Market.  The Partnership and each of its Subsidiaries possess all certificates, authorizations and permits issued by the appropriate regulatory authorities necessary to conduct their respective businesses, except where the failure to possess such certificates, authorizations or permits would not have, individually or in the aggregate, a Material Adverse Effect, and except as set forth in the SEC Documents, neither the Partnership nor any such Subsidiary has received any notice of proceedings relating to the revocation or modification of any such certificate, authorization or permit.  There is no agreement, commitment, judgment, injunction, order or decree binding upon the Partnership or any of its Subsidiaries or to which the Partnership or any of its Subsidiaries is a party which has or would reasonably be expected to have the effect of prohibiting or materially impairing any business practice of the Partnership or any of its Subsidiaries, any acquisition of property by the Partnership or any of its Subsidiaries or the conduct of business by the Partnership or any of its Subsidiaries as currently conducted other than such effects, individually or in the aggregate, which have not had and would not reasonably be expected to have a Material Adverse Effect on the Partnership or any of its Subsidiaries.

(o)                                 Foreign Corrupt Practices.  None of the Partnership, the Partnership’s Subsidiaries or any director, officer, agent, employee, nor any other person acting for or on behalf of the foregoing with respect to the Partnership or any of its Subsidiaries (individually and collectively, a “Partnership Affiliate”) acting in such capacity has violated the U.S. Foreign Corrupt Practices Act (the “FCPA”) or any other applicable anti-bribery or anti-corruption laws, nor has any Partnership Affiliate offered, paid, promised to pay, or authorized the payment of any money, or offered, given, promised to give, or authorized the giving of anything of value, to any officer, employee or any other person acting in an official capacity for any Governmental Entity to any political party or official thereof or to any candidate for political office (individually and collectively, a “Government Official”) or to any person under circumstances where such Partnership Affiliate knew or was aware of a high probability that all or a portion of such money or thing of value would be offered, given or promised, directly or indirectly, to any Government Official, for the purpose of:

(i)                                     (A) influencing any act or decision of such Government Official in his/her official capacity, (B) inducing such Government Official to do or omit to do any act in violation of his/her lawful duty, (C) securing any improper advantage, or (D) inducing such Government Official to influence or affect any act or decision of any Governmental Entity, or

(ii)                                  assisting the Partnership or its Subsidiaries in obtaining or retaining business for or with, or directing business to, the Partnership or its Subsidiaries.

(p)                                 Sarbanes-Oxley Act.  The Partnership and each Subsidiary (or, to the extent permitted by the SEC in lieu of such compliance, the general partner of the Partnership) is in compliance with any and all applicable requirements of the Sarbanes-Oxley Act of 2002, as amended, and any and all applicable rules and regulations promulgated by the SEC thereunder (collectively, the “SOX Rules”, in each case, to the extent the SEC accepts compliance by the general partner of the Partnership and/or such Subsidiary, as applicable, such Partnership and/or Subsidiary, as applicable, for such purpose).

(q)                                 Transactions With Affiliates.  No relationship, direct or indirect, exists between or among the Partnership or any of its Subsidiaries, on the one hand, and any directors, officers, equityholders, affiliates, customers or suppliers of such entity, on the other hand, that would be required to be described in the SEC Documents and is not so described.

(r)                                    Equity Capitalization.

(i)                                     Definitions:

(A)                               “Common Units” means (x) the common units representing limited partnership interests in the Partnership, and (y) any units or other securities into which such common units shall have been changed or any units resulting from a reclassification of such common units.

(B)                               “Preferred Units” means (x) any preferred units representing limited partnership interests in the Partnership and (y) any units or other securities into which such preferred units shall have been changed or any units resulting from a reclassification of such preferred units (other than a conversion of such preferred units into Common Units in accordance with the terms of such preferred units).

(ii)                                  Authorized and Outstanding Unit Capital.  As of the date hereof, (A) 24,132,851 Common Units are issued and outstanding and (B) no Preferred Units are issued and outstanding.

(iii)                               Valid Issuance; Available Units; Affiliates.  All of such outstanding Common Units have been duly authorized and have been, or upon issuance will be, validly issued.  Schedule 3(r)(iii) sets forth the number of Common Units that are, as of the date hereof, owned by Persons who are “affiliates” (as defined in Rule 405 of the 1933 Act and calculated based on the assumption that only officers, directors and holders of at least 10% of the Partnership’s issued and outstanding Common Units are “affiliates” without conceding that any such Persons are “affiliates” for purposes of federal securities laws) of the Partnership.

(iv)                              Existing Securities; Obligations.  Except as disclosed in the SEC Documents, as set forth in the Limited Partnership Agreement and as set forth in Schedule 3(r)(iv): (A) none of the Partnership’s or any Subsidiary’s units are subject to preemptive rights or any other similar rights or Liens suffered or permitted by the Partnership or any Subsidiary; (B) there are no outstanding options, warrants, scrip, rights to subscribe to, calls or commitments of any character whatsoever relating to, or securities or rights convertible into, or exercisable or exchangeable for, any units or other equity securities of the Partnership or any of its Subsidiaries, or contracts, commitments, understandings or arrangements by which the Partnership or any of its Subsidiaries is or may become bound to issue additional units or other equity securities of the Partnership or any of its Subsidiaries; (C) there are no agreements or arrangements under which the Partnership or any of its Subsidiaries is obligated to register the sale of any of their securities under the 1933 Act (except pursuant to the Registration Rights Agreement); (D) there are no outstanding securities or instruments of the Partnership or any of its Subsidiaries which contain any redemption or similar provisions, and there are no contracts, commitments, understandings or arrangements by which the Partnership or any of its Subsidiaries is or may become bound to redeem a security of the Partnership or any of its Subsidiaries; (E) there are no securities or instruments containing anti-dilution or similar provisions that will be triggered by the issuance of the Securities; and (F) neither the Partnership nor any Subsidiary has any unit appreciation rights or “phantom unit” plans or agreements or any similar plan or agreement other than those issued under the Partnership’s long-term incentive plan.

(v)                                 Organizational Documents.  The Partnership has furnished or made available to the Buyers true, correct and complete copies of the Partnership’s Limited Partnership Agreement, as amended and as in effect on the date hereof, and the terms of all securities convertible into equity interests in the Partnership and the material rights of the holders thereof in respect thereto.

(s)                                   Indebtedness and Other Contracts.  Except as disclosed in the SEC Documents or on Schedule 3(s), neither the Partnership nor any of its Subsidiaries, (i) has any outstanding debt securities, notes, credit agreements, credit facilities or other agreements, documents or instruments evidencing Indebtedness of the Partnership or any of its Subsidiaries or by which the Partnership or any of its Subsidiaries is or may become bound, (ii) is a party to any contract, agreement or instrument, the violation of which, or default under which, by the other party(ies) to such contract, agreement or instrument could reasonably be expected to result in a Material Adverse Effect, (iii) has any financing statements securing obligations in any amounts filed in connection with the Partnership or any of its Subsidiaries; (iv) is in violation of any term of, or in default under, any contract, agreement or instrument relating to any Indebtedness, except where such violations and defaults would not result, individually or in the aggregate, in a Material Adverse Effect, or (v) is a party to any contract, agreement or instrument relating to any Indebtedness, the performance of which, in the judgment of the Partnership’s officers, has or is expected to have a Material Adverse Effect. Neither the Partnership nor any of its Subsidiaries have any liabilities or obligations required to be disclosed in the SEC Documents which are not so disclosed in the SEC Documents, other than those incurred in the ordinary course of the Partnership’s or its Subsidiaries’ respective businesses and those which, individually or in the aggregate, do not or could not have a Material Adverse Effect.   For purposes of this Agreement:  (x) “Indebtedness” of any Person means, without duplication (A) all indebtedness for borrowed money, (B) all obligations issued, undertaken or assumed as the deferred purchase price of property or services (including, without limitation, “capital leases” in accordance with GAAP)

(other than trade payables entered into in the ordinary course of business consistent with past practice), (C) all reimbursement or payment obligations with respect to letters of credit, surety bonds and other similar instruments, (D) all obligations evidenced by notes, bonds, debentures or similar instruments, including obligations so evidenced incurred in connection with the acquisition of property, assets or businesses, (E) all indebtedness created or arising under any conditional sale or other title retention agreement, or incurred as financing, in either case with respect to any property or assets acquired with the proceeds of such indebtedness (even though the rights and remedies of the seller or bank under such agreement in the event of default are limited to repossession or sale of such property), (F) all monetary obligations under any leasing or similar arrangement which, in connection with GAAP, consistently applied for the periods covered thereby, is classified as a capital lease, (G) all indebtedness referred to in clauses (A) through (F) above secured by (or for which the holder of such Indebtedness has an existing right, contingent or otherwise, to be secured by) any Lien upon or in any property or assets (including accounts and contract rights) owned by any Person, even though the Person which owns such assets or property has not assumed or become liable for the payment of such indebtedness, and (H) all Contingent Obligations in respect of indebtedness or obligations of others of the kinds referred to in clauses (A) through (G) above; and (y) “Contingent Obligation” means, as to any Person, any direct or indirect liability, contingent or otherwise, of that Person with respect to any Indebtedness, lease, dividend or other obligation of another Person if the primary purpose or intent of the Person incurring such liability, or the primary effect thereof, is to provide assurance to the obligee of such liability that such liability will be paid or discharged, or that any agreements relating thereto will be complied with, or that the holders of such liability will be protected (in whole or in part) against loss with respect thereto.

(t)                                    Litigation.  There is no action, suit, arbitration, proceeding, inquiry or investigation before or by the Principal Market, any court, public board, other Governmental Entity, self-regulatory organization or body pending or, to the knowledge of the Partnership, threatened against or affecting the Partnership or any of its Subsidiaries, the Common Units or any of the Partnership’s or its Subsidiaries’ officers or directors, that is outside of the ordinary course of business or individually or in the aggregate material to the Partnership and its Subsidiaries taken as a whole, whether of a civil or criminal nature or otherwise, in their capacities as such, except as set forth in Schedule 3(t) or in the SEC Documents.  No director, officer or employee of the Partnership or any of its subsidiaries has willfully violated 18 U.S.C. §1519 or engaged in spoliation in reasonable anticipation of litigation.  Without limitation of the foregoing, there has not been, and to the knowledge of the Partnership, there is not pending or contemplated, any enforcement investigation by the SEC involving the Partnership, any of its Subsidiaries or any current or former director or officer of the Partnership or any of its Subsidiaries.  The SEC has not issued any stop order or other order suspending the effectiveness of any registration statement filed by the Partnership under the 1933 Act or the 1934 Act.  Neither the Partnership nor any of its Subsidiaries is subject to any order, writ, judgment, injunction, decree, determination or award of any Governmental Entity that would reasonably be expected to have a Material Adverse Effect.

(u)                                 Insurance.  The Partnership and each of its Subsidiaries are insured by insurers of recognized financial responsibility against such losses and risks and in such amounts as management of the Partnership believes to be prudent and customary in the businesses in which the Partnership and its Subsidiaries are engaged.  Neither the Partnership nor any such

Subsidiary has been refused any insurance coverage sought or applied for, and neither the Partnership nor any such Subsidiary has any reason to believe that it will be unable to renew its existing insurance coverage as and when such coverage expires or to obtain similar coverage from similar insurers as may be necessary to continue its business at a cost that would not have a Material Adverse Effect.

(v)                                 Employee Relations.  No labor dispute with the employees of the Partnership or any Subsidiary exists or, to the knowledge of the Partnership, is imminent that may reasonably be expected, individually or in the aggregate, to result in a Material Adverse Effect.  No executive officer (as defined in Rule 501(f) promulgated under the 1933 Act) or other key employee of the Company or any of its Subsidiaries has notified the Company or any such Subsidiary that such officer intends to leave the Company or any such Subsidiary or otherwise terminate such officer’s employment with the Company or any such Subsidiary.

(w)                               Title.

(i)                                     Real Property.  Each of the Partnership and its Subsidiaries holds good title to all real property, leases in real property, facilities or other interests in real property owned by the Partnership or any of its Subsidiaries (the “Real Property”) owned by the Partnership or any of its Subsidiaries (as applicable). The Real Property is free and clear of all Liens and is not subject to any rights of way, building use restrictions, exceptions, variances, reservations, or limitations of any nature except for (a) Liens for current taxes not yet due, (b) zoning laws and other land use restrictions that do not impair the present or anticipated use of the property subject thereto, (c) Liens arising under or expressly permitted by the Partnership’s credit agreement and (d) Liens that do not, individually or in the aggregate, materially affect the value of such property and do not materially interfere with the use of such properties as they have been used in the past and are proposed to be used in the future.  Any Real Property held under lease by the Partnership or any of its Subsidiaries are held by them under valid, subsisting and enforceable leases with such exceptions as are not material and do not interfere with the use made and proposed to be made of such property and buildings by the Partnership or any of its Subsidiaries and except as may be limited by bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium and similar laws relating to or affecting creditors’ rights generally and by general principles of equity (regardless of whether such enforceability is considered in a proceeding in equity or at law).

(ii)                                  Fixtures and Equipment.  Each of the Partnership and its Subsidiaries (as applicable) has good title to, or a valid leasehold interest in, the tangible personal property, equipment, improvements, fixtures, and other personal property and appurtenances that are used by the Partnership or its Subsidiary in connection with the conduct of its business (the “Fixtures and Equipment”). The Fixtures and Equipment are structurally sound, are in good operating condition and repair, are adequate for the uses to which they are being put, are not in need of maintenance or repairs except for ordinary, routine maintenance and repairs and are sufficient for the conduct of the Partnership’s and/or its Subsidiaries’ businesses (as applicable) in the manner as conducted prior to the Closing. Each of the Partnership and its Subsidiaries owns all of its Fixtures and Equipment free and clear of all Liens except for (a) liens for current taxes not yet due, (b) zoning laws and other land use restrictions that do not impair the present or anticipated use of the property subject thereto, (c) Liens arising under or expressly permitted by the Partnership’s credit agreement and (d) Liens that do not, individually or in the aggregate, materially affect the value of such Fixtures and Equipment and do not materially interfere with the use of such Fixtures and Equipment as they have been used in the past and are proposed to be used in the future.

(x)                                 Intellectual Property Rights.  The Partnership and its Subsidiaries own, possess, license or have other rights to use on reasonable terms, all patents, patent applications, trade and service marks, trade and service mark registrations, trade names, copyrights, licenses, inventions, trade secrets, technology, know-how and other intellectual property necessary for the operations of their respective businesses as now conducted.

(y)                                 Environmental Laws.  Except as described in SEC Documents, (A) with respect to the ownership and operation of the Partnership’s properties, the Partnership is in compliance with any and all applicable federal, state, local or foreign statutes, laws, rules, regulations, ordinances, codes, policies or rules of common law or any judicial or administrative interpretations thereof, including, without limitation, any judicial or administrative orders, consents, decrees or judgments, relating to pollution or the protection of human health and safety (to the extent such health and safety protection relates to exposure to Hazardous Materials, as defined below), natural resources, wildlife or the environment (including, without limitation, ambient air, surface water, groundwater, land surface or subsurface strata), including, without limitation, laws and regulations imposing liability or standards of conduct concerning any pollutants or contaminants, hazardous, dangerous or toxic chemicals, materials, wastes or substances, any petroleum or petroleum products, or any polychlorinated biphenyls or radioactive materials (collectively, “Hazardous Materials”) or to the manufacture, processing, distribution, use, treatment, storage, disposal, transport, arrangement for disposal or transport, release, threatened release or handling of, or exposure to, Hazardous Materials (collectively, “Environmental Laws”), (B) with respect to the ownership and operation of the Partnership’s properties, the Partnership and its Subsidiaries have all permits, authorizations and other approvals required for the operation of their business under any applicable Environmental Laws and are each in compliance with all terms and conditions of any such permits, authorizations and other approvals, (C) with respect to the ownership and operation of the Partnership’s properties, the Partnership and its Subsidiaries have not received notice of any pending or threatened administrative, regulatory or judicial actions, suits, demands, demand letters, claims, liens, notices of liability, noncompliance or violation, investigation or proceedings relating to any Environmental Law against any of the Partnership or its Subsidiaries, and (D) with respect to the ownership and operation of the Partnership’s properties, the Partnership and its Subsidiaries do not have any liability in connection with the release or threatened release of any Hazardous Materials and, to the knowledge of the Partnership, there are no events or circumstances that might reasonably be expected to form the basis of an order for clean-up or remediation, or an action, suit or proceeding by any private party or governmental body or agency, against the Partnership or any of its Subsidiaries relating to any Environmental Laws, which noncompliance or liability in the case of this clause (D) would reasonably be expected to have a Material Adverse Effect.

(z)                                  Subsidiary Rights.  Except as described in the SEC Documents, the Partnership or one of its Subsidiaries has the unrestricted right to vote, and (subject to limitations imposed by applicable law) to receive dividends and distributions on, all capital securities of its Subsidiaries as owned by the Partnership or such Subsidiary.

(aa)                          Tax Status.  The Partnership and its Subsidiaries have filed all foreign, federal, state and local tax returns that are required to be filed or has requested extensions thereof, except in any case in which the failure to so file would not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect, and have paid all taxes required to be paid by it and any other assessment, fine or penalty levied against it, to the extent that any of the foregoing is due and payable, except for any such tax, assessment, fine or penalty that is currently being contested in good faith and except for such taxes, assessments, fines or penalties the nonpayment of which would not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect.  The Partnership is a “publicly traded partnership” within the meaning of Section 7704(b) of the Code, and has met the requirements of Section 7704(c) of the Code for each taxable year during which the Partnership was a “publicly traded partnership.”  The Partnership is not operated in such a manner as to qualify as a passive foreign investment company, as defined in Section 1297 of the Code.

(bb)                          Internal Accounting and Disclosure Controls.  The Partnership and each of its Subsidiaries maintains internal control over financial reporting (as such term is defined in Rule 13a-15(f) under the 1934 Act) that is effective to provide reasonable assurance regarding the reliability of financial reporting and the preparation of financial statements for external purposes in accordance with generally accepted accounting principles, including that (i) transactions are executed in accordance with management’s general or specific authorizations, (ii) transactions are recorded as necessary to permit preparation of financial statements in conformity with GAAP and to maintain asset and liability accountability, (iii) access to assets or incurrence of liabilities is permitted only in accordance with management’s general or specific authorization and (iv) the recorded accountability for assets and liabilities is compared with the existing assets and liabilities at reasonable intervals and appropriate action is taken with respect to any difference.  The Partnership maintains disclosure controls and procedures (as such term is defined in Rule 13a-15(e) under the 1934 Act) that are effective in ensuring that information required to be disclosed by the Partnership in the reports that it files or submits under the 1934 Act is recorded, processed, summarized and reported, within the time periods specified in the rules and forms of the SEC, including, without limitation, controls and procedures designed to ensure that information required to be disclosed by the Partnership in the reports that it files or submits under the 1934 Act is accumulated and communicated to the Partnership’s management, including its principal executive officer or officers and its principal financial officer or officers, as appropriate, to allow timely decisions regarding required disclosure.  Neither the Partnership nor any of its Subsidiaries has received any notice or correspondence from any accountant, Governmental Entity or other Person relating to any potential material weakness in any part of the internal controls over financial reporting of the Partnership or any of its Subsidiaries.

(cc)                            Off Balance Sheet Arrangements.  There is no transaction, arrangement, or other relationship between the Partnership or any of its Subsidiaries and an unconsolidated or other off balance sheet entity that is required to be disclosed by the Partnership in its 1934 Act filings and is not so disclosed or that otherwise could be reasonably likely to have a Material Adverse Effect.

(dd)                          Investment Company Status.  The Partnership is not, and upon consummation of the sale of the Securities will not be, an “investment company,” an affiliate of an “investment company,” a company controlled by an “investment company” or an “affiliated person” of, or “promoter” or “principal underwriter” for, an “investment company” as such terms are defined in the Investment Company Act of 1940, as amended.

(ee)                            Acknowledgement Regarding Buyers’ Trading Activity.  It is understood and acknowledged by the Partnership that (i) following the public disclosure of the transactions contemplated by the Transaction Documents, in accordance with the terms thereof, none of the Buyers have been asked by the Partnership or any of its Subsidiaries to agree, nor has any Buyer agreed with the Partnership or any of its Subsidiaries, to desist from effecting any transactions in or with respect to (including, without limitation, purchasing or selling, long and/or short) any securities of the Partnership, or “derivative” securities based on securities issued by the Partnership or to hold any of the Securities for any specified term; (ii) any Buyer, and counterparties in “derivative” transactions to which any such Buyer is a party, directly or indirectly, presently may have a “short” position in the Common Units which was established prior to such Buyer’s knowledge of the transactions contemplated by the Transaction Documents; and (iii) each Buyer shall not be deemed to have any affiliation with or control over any arm’s length counterparty in any “derivative” transaction.  The Partnership further understands and acknowledges that following the public disclosure of the transactions contemplated by the Transaction Documents pursuant to the Press Release (as defined below) one or more Buyers may engage in hedging and/or trading activities at various times during the period that the Securities are outstanding, including, without limitation, during the periods that the value and/or number of the Warrant Units or Conversion Units, as applicable, deliverable with respect to the Securities are being determined and such hedging and/or trading activities, if any, can reduce the value of the existing unitholders’ equity interest in the Partnership both at and after the time the hedging and/or trading activities are being conducted.  The Partnership acknowledges that such aforementioned hedging and/or trading activities do not constitute a breach of this Agreement, the Series A Preferred Units, the Warrants or any other Transaction Document or any of the documents executed in connection herewith or therewith.

(ff)                              Manipulation of Price.  Neither the Partnership nor any of its Subsidiaries has, and, to the knowledge of the Partnership, no Person acting on their behalf has, directly or indirectly, (i) taken any action designed to cause or to result in the stabilization or manipulation of the price of any security of the Partnership or any of its Subsidiaries to facilitate the sale or resale of any of the Securities, (ii) sold, bid for, purchased, or paid any compensation for soliciting purchases of, any of the Securities (other than the Placement Agent), (iii) paid or agreed to pay to any Person any compensation for soliciting another to purchase any other securities of the Partnership or any of its Subsidiaries or (iv) paid or agreed to pay any Person for research services with respect to any securities of the Partnership or any of its Subsidiaries.

(gg)                            Transfer Taxes.  On the Closing Date, all unit transfer or other taxes (other than income or similar taxes) which are required to be paid in connection with the issuance, sale and transfer of the Securities to be sold to each Buyer hereunder will be, or will have been, fully paid or provided for by the Partnership, and all laws imposing such taxes will be or will have been complied with.

(hh)                          Bank Holding Company Act.  Neither the Partnership nor any of its Subsidiaries is subject to the Bank Holding Company Act of 1956, as amended (the “BHCA”) and to regulation by the Board of Governors of the Federal Reserve System (the “Federal Reserve”).  Neither the Partnership nor any of its Subsidiaries or affiliates owns or controls, directly or indirectly, five percent (5%) or more of the outstanding units of any class of voting securities or twenty-five percent (25%) or more of the total equity of a bank or any entity that is subject to the BHCA and to regulation by the Federal Reserve.  Neither the Partnership nor any of its Subsidiaries or affiliates exercises a controlling influence over the management or policies of a bank or any entity that is subject to the BHCA and to regulation by the Federal Reserve.

(ii)                                  Shell Company Status.  The Partnership is not, and has never been, an issuer identified in, or subject to, Rule 144(i).

(jj)                                Illegal or Unauthorized Payments; Political Contributions.  Neither the Partnership nor any of its Subsidiaries nor, to the best of the Partnership’s knowledge (after reasonable inquiry of its officers and directors), any of the officers, directors, employees, agents or other representatives of the Partnership or any of its Subsidiaries or any other business entity or enterprise with which the Partnership or any Subsidiary is or has been affiliated or associated, has, directly or indirectly, made or authorized any payment, contribution or gift of money, property, or services, whether or not in contravention of applicable law, (i) as a kickback or bribe to any Person or (ii) to any political organization, or the holder of or any aspirant to any elective or appointive public office except for personal political contributions not involving the direct or indirect use of funds of the Partnership or any of its Subsidiaries.

(kk)                          Money Laundering.  The Partnership and its Subsidiaries are in compliance with, and have not previously violated, the USA Patriot Act of 2001 and all other applicable U.S. and non-U.S. anti-money laundering laws and regulations, including, without limitation, the laws, regulations and Executive Orders and sanctions programs administered by the U.S. Office of Foreign Assets Control, including, but not limited, to (i) Executive Order 13224 of September 23, 2001 entitled, “Blocking Property and Prohibiting Transactions With Persons Who Commit, Threaten to Commit, or Support Terrorism” (66 Fed. Reg. 49079 (2001)); and (ii) any regulations contained in 31 CFR, Subtitle B, Chapter V.

(ll)                                  Management.  Except as set forth in Schedule 3(ll) hereto or in the SEC Documents, during the past five year period, no current or former officer or director or, to the knowledge of the Partnership, no current ten percent (10%) or greater unitholder of the Partnership or any of its Subsidiaries has been the subject of:

(i)                                     a petition under bankruptcy laws or any other insolvency or moratorium law or the appointment by a court of a receiver, fiscal agent or similar officer for such Person, or any partnership in which such person was a general partner at or within two years before the filing of such petition or such appointment, or any corporation or business association of which such person was an executive officer at or within two years before the time of the filing of such petition or such appointment;

(ii)                                  a conviction in a criminal proceeding or a named subject of a pending criminal proceeding (excluding traffic violations that do not relate to driving while intoxicated or driving under the influence);

(iii)                               any order, judgment or decree, not subsequently reversed, suspended or vacated, of any court of competent jurisdiction, permanently or temporarily enjoining any such person from, or otherwise limiting, the following activities:

(1)                                 Acting as a futures commission merchant, introducing broker, commodity trading advisor, commodity pool operator, floor broker, leverage transaction merchant, any other person regulated by the United States Commodity Futures Trading Commission or an associated person of any of the foregoing, or as an investment adviser, underwriter, broker or dealer in securities, or as an affiliated person, director or employee of any investment company, bank, savings and loan association or insurance company, or engaging in or continuing any conduct or practice in connection with such activity;

(2)                                 Engaging in any particular type of business practice; or

(3)                                 Engaging in any activity in connection with the purchase or sale of any security or commodity or in connection with any violation of securities laws or commodities laws;

(iv)                              any order, judgment or decree, not subsequently reversed, suspended or vacated, of any authority barring, suspending or otherwise limiting for more than sixty (60) days the right of any such person to engage in any activity described in the preceding sub paragraph, or to be associated with persons engaged in any such activity;

(v)                                 a finding by a court of competent jurisdiction in a civil action or by the SEC or other authority to have violated any securities law, regulation or decree and the judgment in such civil action or finding by the SEC or any other authority has not been subsequently reversed, suspended or vacated; or

(vi)                              a finding by a court of competent jurisdiction in a civil action or by the Commodity Futures Trading Commission to have violated any federal commodities law, and the judgment in such civil action or finding has not been subsequently reversed, suspended or vacated.

(mm)                  Unit Option Plans.  As of the date of this Agreement, no unit options have been granted by the Partnership.

(nn)                          No Disagreements with Accountants .  There are no material disagreements of any kind presently existing, or reasonably anticipated by the Partnership to arise, between the Partnership and the accountants formerly or presently employed by the Partnership.

(oo)                          Public Utility Holding Act.  None of the Partnership nor any of its Subsidiaries is a “holding company,” or an “affiliate” of a “holding company,” as such terms are defined in the Public Utility Holding Act of 2005.

(pp)                          Federal Power Act.  None of the Partnership nor any of its Subsidiaries is subject to regulation as a “public utility” under the Federal Power Act, as amended.

(qq)                          Disclosure.  The Partnership confirms that it has provided or has caused to be provided to the Buyers or their agents or counsel information that constitutes or could reasonably be expected to constitute material, non-public information concerning the Partnership and its Subsidiaries, and all such material, non-public information will be publicly disclosed on the date of public announcement of the execution and delivery of this Agreement.  The Partnership understands and confirms that each of the Buyers will rely on the foregoing representations in effecting transactions in securities of the Partnership.  All written disclosure provided to the Buyers regarding the Partnership and its Subsidiaries, their businesses and the transactions contemplated hereby, including the schedules to this Agreement, furnished by or on behalf of the Partnership or any of its Subsidiaries, taken as a whole, is true and correct and does not contain any untrue statement of a material fact or omit to state any material fact necessary in order to make the statements made therein, in the light of the circumstances under which they were made, not misleading.  All of the written information furnished after the date hereof by or on behalf of the Partnership or any of its Subsidiaries to each Buyer pursuant to or in connection with this Agreement and the other Transaction Documents, taken as a whole and together with all written information previously provided to each Buyer and the SEC Documents, will be true and correct in all material respects as of the date on which such information is so provided and will not contain any untrue statement of a material fact or omit to state any material fact necessary in order to make the statements made therein, in the light of the circumstances under which they were made, not misleading.  All financial projections and forecasts that have been prepared by or on behalf of the Partnership or any of its Subsidiaries and furnished in writing to the Buyers have been prepared in good faith based upon reasonable assumptions and represented, at the time each such financial projection or forecast was delivered to each Buyer, the Partnership’s reasonable estimate of future financial performance (it being recognized that such financial projections or forecasts are not to be viewed as facts and that the actual results during the period or periods covered by any such financial projections or forecasts may differ from the projected or forecasted results).  The Partnership acknowledges and agrees that no Buyer makes or has made any representations or warranties with respect to the transactions contemplated hereby other than those specifically set forth in Section 2.

4.                                      COVENANTS.

(a)                                 Best Efforts.  Each Buyer shall use its best efforts to timely satisfy each of the covenants hereunder and conditions to be satisfied by it as provided in Section 6 of this Agreement. The Partnership shall use its best efforts to timely satisfy each of the covenants hereunder and conditions to be satisfied by it as provided in Section 7 of this Agreement.

(b)                                 Blue Sky.  The Partnership shall, on or before the Closing Date, take such action as the Partnership shall reasonably determine is necessary in order to obtain an exemption for, or to, qualify the Securities for sale to the Buyers at the Closing pursuant to this Agreement under applicable securities or “Blue Sky” laws of the states of the United States (or to obtain an exemption from such qualification), and shall provide evidence of any such action so taken to the Buyers on or prior to the Closing Date.  Without limiting any other obligation of the Partnership under this Agreement, the Partnership shall timely make all filings and reports relating to the offer and sale of the Securities required under all applicable securities laws (including, without limitation, all applicable federal securities laws and all applicable “Blue Sky” laws), and the Partnership shall comply with all applicable foreign, federal, state and local laws, statutes, rules, regulations and the like relating to the offering and sale of the Securities to the Buyers.

(c)                                  Reporting Status.  Beginning after the date of filing of the Partnership’s Quarterly Reports on Form 10-Q for the quarters ended March 31, 2016 and June 30, 2016 until the earlier of the date on which the Buyers shall not hold any Registrable Securities (the “Reporting Period”) or the date on which the Buyers are permitted to sell the Registrable Securities under Rule 144 promulgated by the SEC in the absence of current public information regarding the Partnership, the Partnership shall timely file all reports required to be filed with the SEC pursuant to the 1934 Act, and the Partnership shall not terminate its status as an issuer required to file reports under the 1934 Act even if the 1934 Act or the rules and regulations thereunder would no longer require or otherwise permit such termination.

(d)                                 Use of Proceeds.  The Partnership will use the proceeds from the sale of the Securities to repay indebtedness or for general partnership purposes.

(e)                                  Financial Information.  The Partnership agrees to send the following to each Investor (as defined in the Registration Rights Agreement) during the Reporting Period (i) unless the following are filed with the SEC through EDGAR and are available to the public through the EDGAR system, within one (1) Business Day after the filing thereof with the SEC, a copy of its Annual Reports on Form 10-K and Quarterly Reports on Form 10-Q, any Current Reports on Form 8-K and any registration statements (other than on Form S-8) or amendments filed pursuant to the 1933 Act, (ii) unless the following are either filed with the SEC through EDGAR or are otherwise widely disseminated via a recognized news release service (such as PR Newswire), on the same day as the release thereof, facsimile copies of all press releases issued by the Partnership or any of its Subsidiaries and (iii) unless the following are filed with the SEC through EDGAR, copies of any notices and other information made available or given to the unitholders of the Partnership generally, contemporaneously with the making available or giving thereof to the unitholders.

(f)                                   Listing.  The Partnership shall promptly secure the listing or designation for quotation (as the case may be) of all of the Registrable Securities upon each national securities exchange and automated quotation system, if any, upon which the Common Units is then listed or designated for quotation (as the case may be) (subject to official notice of issuance) and shall maintain such listing or designation for quotation (as the case may be) of all Registrable Securities from time to time issuable under the terms of the Transaction Documents on such national securities exchange or automated quotation system.  The Partnership shall maintain the Common Units’ listing or authorization for quotation (as the case may be) on the Principal Market, the NYSE MKT, the Nasdaq Capital Market, the Nasdaq Global Market or the Nasdaq Global Select Market (each, an “Eligible Market”).  Neither the Partnership nor any of its Subsidiaries shall take any action which could be reasonably expected to result in the delisting or suspension of the Common Units on an Eligible Market.  The Partnership shall pay all fees and expenses in connection with satisfying its obligations under this Section 4(f).

(g)                                  Fees.  The Partnership shall reimburse the lead Buyer for all costs and expenses reasonably incurred by it or its affiliates in connection with the structuring, documentation, negotiation and closing of the transactions contemplated by the Transaction Documents (including, without limitation, as applicable, all reasonable legal fees of outside counsel and disbursements of Kelley Drye & Warren LLP, counsel to the lead Buyer, any other reasonable fees and expenses in connection with the structuring, documentation, negotiation and closing of the transactions contemplated by the Transaction Documents and due diligence and regulatory filings in connection therewith) not to exceed $75,000 in the aggregate (the “Transaction Expenses”) and shall be withheld by the lead Buyer from its Purchase Price at the Closing, less $50,000 previously paid by the Partnership to the lead Buyer; provided, that the Partnership shall promptly reimburse Kelley Drye & Warren LLP on demand for all Transaction Expenses not so reimbursed through such withholding at the Closing.  The Partnership shall be responsible for the payment of any placement agent’s fees, financial advisory fees, transfer agent fees, DTC (as defined below) fees or broker’s commissions (other than for Persons engaged by any Buyer) relating to or arising out of the transactions contemplated hereby (including, without limitation, any fees or commissions payable to the Placement Agent, who is the Partnership’s sole placement agent in connection with the transactions contemplated by this Agreement).  The Partnership shall pay, and hold each Buyer harmless against, any liability, loss or expense (including, without limitation, reasonable attorneys’ fees and out-of-pocket expenses) arising in connection with any claim relating to any such payment.  Except as otherwise set forth in the Transaction Documents, each party to this Agreement shall bear its own expenses in connection with the sale of the Securities to the Buyers.

(h)                                 Pledge of Securities.  Notwithstanding anything to the contrary contained in this Agreement, the Partnership acknowledges and agrees that the Securities may be pledged by an Investor in connection with a bona fide margin agreement or other loan or financing arrangement that is secured by the Securities as long as such pledge is made in compliance with the 1933 Act and the rules and regulations thereunder.  The pledge of Securities shall not be deemed to be a transfer, sale or assignment of the Securities hereunder, and no Investor effecting a pledge of Securities shall be required to provide the Partnership with any notice thereof or otherwise make any delivery to the Partnership pursuant to this Agreement or any other Transaction Document, including, without limitation, Section 2(g) hereof; provided that an Investor and its pledgee shall be required to comply with the provisions of Section 2(g) hereof in order to effect a sale, transfer or assignment of Securities to such pledgee.  The Partnership hereby agrees to execute and deliver such documentation as a pledgee of the Securities may reasonably request in connection with a pledge of the Securities to such pledgee by a Buyer.

(i)                                     Disclosure of Transactions and Other Material Information.

(i)                                     Disclosure of Transaction.  The Partnership shall, on or before 9:30 a.m., New York time, on the first (1st) Business Day after the date of this Agreement, issue a press release (the “Press Release”) reasonably acceptable to the Buyers disclosing all the material terms of the transactions contemplated by the Transaction Documents.  On or before 9:30 a.m., New York time, on the first (1st) Business Day after the date of this Agreement, the Partnership shall file a Current Report on Form 8-K describing all the material terms of the transactions contemplated by the Transaction Documents in the form required by the 1934 Act and attaching executed copies or forms of all the material

Transaction Documents (including, without limitation, this Agreement (and all schedules to this Agreement), the form of Series A Preferred Units, the form of the Warrants, the form of LP Amendment and the form of the Registration Rights Agreement) (including all attachments, the “8-K Filing”).  In connection with the issuance of the Press Release, the filing of the 8-K Filing and the Partnership’s earnings conference call on the date hereof, the Partnership shall have disclosed all material, non-public information (if any) provided to any of the Buyers by the Partnership or any of its Subsidiaries or any of their respective officers, directors, employees or agents in connection with the transactions contemplated by the Transaction Documents.  In addition, effective upon the filing of the 8-K Filing, the Partnership acknowledges and agrees that any and all confidentiality or similar obligations under any agreement, whether written or oral, between the Partnership, any of its Subsidiaries or any of their respective officers, directors, affiliates, employees or agents, on the one hand, and any of the Buyers or any of their affiliates, on the other hand, shall terminate.

(ii)                                  Limitations on Disclosure.  The Partnership shall not, and the Partnership shall cause each of its Subsidiaries and each of its and their respective officers, directors, employees and agents not to, provide any Buyer with any material, non-public information regarding the Partnership or any of its Subsidiaries from and after the date hereof without the express prior written consent of such Buyer (which may be granted or withheld in such Buyer’s sole discretion).  In the event of a breach of any of the foregoing covenants, or any of the covenants or agreements contained in any other Transaction Document, by the Partnership, any of its Subsidiaries, or any of its or their respective officers, directors, employees and agents (as determined in the reasonable good faith judgment of such Buyer after consultation with counsel), in addition to any other remedy provided herein or in the Transaction Documents, such Buyer shall have the right to make a public disclosure, in the form of a press release, public advertisement or otherwise, of such breach or such material, non-public information, as applicable, if such Buyer has notified the Partnership of its breach and the Partnership has failed for 24 hours to publicly disclose such information required by this Agreement.  No Buyer shall have any liability to the Partnership, any of its Subsidiaries, or any of its or their respective officers, directors, employees, affiliates, unitholders, stockholders or agents, for any such disclosure.  To the extent that the Partnership delivers any material, non-public information to a Buyer without such Buyer’s consent, the Partnership hereby covenants and agrees that such Buyer shall not have any duty of confidentiality with respect to, or a duty to the Partnership not to trade on the basis of, such material, non-public information.  Subject to the foregoing, neither the Partnership, its Subsidiaries nor any Buyer shall issue any press releases or any other public statements with respect to the transactions contemplated hereby; provided, however, the Partnership shall be entitled, without the prior approval of any Buyer, to make the Press Release and any press release or other public disclosure with respect to such transactions (i) in substantial conformity with the 8-K Filing and contemporaneously therewith and (ii) as is required by applicable law and regulations (provided that in the case of clause (i) each Buyer shall be consulted by the Partnership in connection with any such press release or other public disclosure prior to its release).  Without the prior written consent of the applicable Buyer (which may be granted or withheld in such Buyer’s sole discretion), the Partnership shall not (and shall cause each of its Subsidiaries and affiliates to not) disclose the name of such

Buyer in any filing, announcement, release or otherwise except as required by applicable law, rule or regulation.  Notwithstanding anything contained in this Agreement to the contrary and without implication that the contrary would otherwise be true, the Partnership expressly acknowledges and agrees that no Buyer shall have (unless expressly agreed to by a particular Buyer after the date hereof in a written definitive and binding agreement executed by the Partnership and such particular Buyer (it being understood and agreed that no Buyer may bind any other Buyer with respect thereto)), any duty of confidentiality with respect to, or a duty to the Partnership not to trade on the basis of, any material, non-public information regarding the Partnership or any of its Subsidiaries provided by the Partnership or any of its Subsidiaries, or at the direction of the Partnership of any of its Subsidiaries to such Buyer, in violation of this Section 4(i).

(j)                                    Additional Registration Statements.  Until the Applicable Date (as defined below) and at any time thereafter while any Registration Statement is not effective or the prospectus contained therein is not available for use or any Current Public Information Failure (as defined in the Registration Rights Agreement) exists, the Partnership shall not file a registration statement under the 1933 Act relating to securities that are not the Registrable Securities (other than a registration statement on Form S-8 or such supplements or amendments to registration statements that are outstanding and have been declared effective by the SEC as of the date hereof (solely to the extent necessary to keep such registration statements effective and available and not with respect to any Subsequent Placement)).  “Applicable Date” means the earlier of (x) the first date on which the resale by the Buyers of all the Registrable Securities required to be filed on the initial Registration Statement (as defined in the Registration Rights Agreement) pursuant to the Registration Rights Agreement is declared effective by the SEC (and each prospectus contained therein is available for use on such date) or (y) the first date on which all of the Registrable Securities are eligible to be resold by the Buyers pursuant to Rule 144 (or, if a Current Public Information Failure (as defined in the Registration Rights Agreement) has occurred and is continuing, such later date after which the Partnership has cured such Current Public Information Failure).

(k)                                 Conduct of Business.  The business of the Partnership and its Subsidiaries shall not be conducted in violation of any law, ordinance or regulation of any Governmental Entity, except where such violations would not reasonably be expected to result, either individually or in the aggregate, in a Material Adverse Effect.

(l)                                     Other Series A Preferred Units; Variable Securities.  So long as any Series A Preferred Units remain outstanding, the Partnership and each Subsidiary shall be prohibited from effecting or entering into an agreement to effect any Variable Rate Transaction.  “Variable Rate Transaction” means a transaction in which the Partnership or any Subsidiary (i) issues or sells any Convertible Securities either (A) at a conversion, exercise or exchange rate or other price that is based upon and/or varies with the trading prices of or quotations for the Common Units at any time after the initial issuance of such Convertible Securities, or (B) with a conversion, exercise or exchange price that is subject to being reset at some future date after the initial issuance of such Convertible Securities or upon the occurrence of specified or contingent events directly or indirectly related to the business of the Partnership or the market for the Common Units, other than pursuant to a customary “weighted average” anti-dilution provision or (ii) enters into any agreement (including, without limitation, an equity line of credit or an “at-the-

market” offering) whereby the Partnership or any Subsidiary may sell securities at a future determined price (other than standard and customary “preemptive” or “participation” rights).  Each Buyer shall be entitled to obtain injunctive relief against the Partnership and its Subsidiaries to preclude any such issuance, which remedy shall be in addition to any right to collect damages.

(m)                             Partnership Existence.  So long as any Buyer beneficially owns any Series A Preferred Units or Warrants, the Partnership shall not be party to any Fundamental Transaction (as defined in the LP Amendment) unless the Partnership is in compliance with the applicable provisions governing Fundamental Transactions set forth in the LP Amendment and the Warrants.

(n)                                 Unit Splits.  Until the Series A Preferred Units and all preferred units issued pursuant to the LP Amendment are no longer outstanding, the Partnership shall not effect any unit combination, reverse unit split or other similar transaction (or make any public announcement or disclosure with respect to any of the foregoing) (x) unless the Partnership is in compliance with the applicable provisions governing such transactions set forth in the Limited Partnership Agreement and (y) except to the consent necessary to maintain compliance with the continuing listing requirements of the Principal Market.

(o)                                 Conversion and Exercise Procedures.  Each of the form of Exercise Notice (as defined in the Warrants) included in the Warrants and the form of Conversion Notice (as defined in the LP Amendment) included in the LP Amendment set forth the totality of the procedures required of the Buyers in order to exercise the Warrants or convert the Series A Preferred Units.  Except as provided in Section 5(d), no additional legal opinion, other information or instructions shall be required of the Buyers to exercise their Warrants or convert their Series A Preferred Units.  The Partnership shall honor exercises of the Warrants and conversions of the Series A Preferred Units and shall deliver the Conversion Units and Warrant Units in accordance with the terms, conditions and time periods set forth in the LP Amendment and Warrants.

(p)                                 Regulation M.  The Partnership will not take any action prohibited by Regulation M under the 1934 Act in connection with the distribution of the Securities contemplated hereby.

(q)                                 Integration.  None of the Partnership, any of its affiliates (as defined in Rule 501(b) under the 1933 Act), or any person acting on behalf of the Partnership or such affiliate will sell, offer for sale, or solicit offers to buy or otherwise negotiate in respect of any security (as defined in the 1933 Act) which will be integrated with the sale of the Securities in a manner which would require the registration of the Securities under the 1933 Act or require unitholder approval under the rules and regulations of the Principal Market and the Partnership will take all action that is appropriate or necessary to assure that its offerings of other securities will not be integrated for purposes of the 1933 Act or the rules and regulations of the Principal Market, with the issuance of Securities contemplated hereby.

(r)                                    Closing Documents.  On or prior to fourteen (14) calendar days after the Closing Date, the Partnership agrees to deliver, or cause to be delivered, to each Buyer and Kelley Drye & Warren LLP a complete closing set of the executed Transaction Documents, Securities and any other document required to be delivered to any party pursuant to Section 7 hereof or otherwise.

(s)                                   Trading in Common Units.

(i)                                     Each Buyer hereby agrees solely with the Partnership, severally and not jointly, and not with any other Buyer, for so long as such Buyer owns any Series A Preferred Units, not to (x) maintain a Net Short Position (as defined below) or (y) sell Common Units during any Trading Day during each ten (10) Trading Day period preceding each Mandatory Conversion Date (as defined in the LP Amendment), in an amount, in the aggregate, exceeding 10% of the composite aggregate daily share trading volume as reported on Bloomberg (as defined in the Warrant) of the Common Units measured at the time of each sale of Common Units during such Trading Day.

(ii)                                  For purposes hereof, a “Net Short Position” by a Person means a position whereby such person has executed one or more sales of Common Units that is marked as a short sale (but not including any sale marked “short exempt”) and that is executed at a time when such Buyer has no equivalent offsetting long position in the Common Units (or is deemed to have a long position hereunder or otherwise in accordance with Regulation SHO of the 1934 Act).  For purposes of determining whether a Buyer has an equivalent offsetting long position in the Common Units, all Common Units (A) that is owned by such Buyer, or (B) that would be issuable upon conversion or exercise in full of all Securities issuable to such Buyer or then held by such Buyer, as applicable, (assuming that such Securities were then fully convertible or exercisable, notwithstanding any provisions to the contrary, and giving effect to any conversion or exercise price adjustments that would take effect given only the passage of time) shall be deemed to be held long by such Buyer.

5.                                      REGISTER; TRANSFER AGENT INSTRUCTIONS; LEGEND.

(a)                                 Register.  The Partnership shall maintain at its principal executive offices (or such other office or agency of the Partnership as it may designate by notice to each holder of Securities), a register for the Series A Preferred Units and the Warrants in which the Partnership shall record the name and address of the Person in whose name the Series A Preferred Units and the Warrants have been issued (including the name and address of each transferee), the principal amount of the Series A Preferred Units held by such Person, the number of Conversion Units issuable pursuant to the terms of the Series A Preferred Units and the number of Warrant Units issuable upon exercise of the Warrants held by such Person.  The Partnership shall keep the register open and available at all times during business hours for inspection of any Buyer or its legal representatives upon reasonable prior notice.

(b)                                 Transfer Agent Instructions.  Upon conversion of Series A Preferred Units or the exercise of Warrants, the Partnership shall issue irrevocable instructions to its transfer agent and any subsequent transfer agent (as applicable, the “Transfer Agent”) in a form reasonably acceptable to each of the Buyers (the “Irrevocable Transfer Agent Instructions”) to issue certificates (or create a book entry on the stock register of the Company with the Transfer Agent (as applicable, a “Book Entry”)) or credit units to the applicable balance accounts at The

Depository Trust Company (“DTC”), registered in the name of each Buyer or its respective nominee(s), for the Conversion Units or the Warrant Units (as the case may be).  The Partnership represents and warrants that no instruction other than the Irrevocable Transfer Agent Instructions referred to in this Section 5(b), and stop transfer instructions to give effect to Section 2(g) hereof, will be given by the Partnership to its transfer agent with respect to the Securities, and that the Securities shall otherwise be freely transferable on the books and records of the Partnership, as applicable, to the extent permitted in this Agreement and the other Transaction Documents.  If a Buyer effects a sale, assignment or transfer of the Securities in accordance with Section 2(g), the Partnership shall permit the transfer and shall promptly instruct its transfer agent to issue one or more certificates (or Book Entry) or credit units to the applicable balance accounts at DTC in such name and in such denominations as specified by such Buyer to effect such sale, transfer or assignment.  In the event that such sale, assignment or transfer involves Conversion Units or Warrant Units sold, assigned or transferred pursuant to an effective registration statement or in compliance with Rule 144, the transfer agent shall issue such units to such Buyer, assignee or transferee (as the case may be) without any restrictive legend in accordance with Section 5(d) below.  The Partnership acknowledges that a breach by it of its obligations hereunder will cause irreparable harm to a Buyer.  Accordingly, the Partnership acknowledges that the remedy at law for a breach of its obligations under this Section 5(b) will be inadequate and agrees, in the event of a breach or threatened breach by the Partnership of the provisions of this Section 5(b), that a Buyer shall be entitled, in addition to all other available remedies, to an order and/or injunction restraining any breach and requiring immediate issuance and transfer, without the necessity of showing economic loss and without any bond or other security being required.  The Partnership shall cause its counsel to issue the legal opinion referred to in the Irrevocable Transfer Agent Instructions to the Partnership’s transfer agent on each Effective Date (as defined in the Registration Rights Agreement).  Any fees (with respect to the transfer agent, counsel to the Partnership or otherwise) incurred by the Partnership associated with the issuance of such opinion or the removal of any legends on any of the Securities shall be borne by the Partnership.

(c)                                  Legends.  Each Buyer understands that the Securities have been issued (or will be issued in the case of the Conversion Units and the Warrant Units) pursuant to an exemption from registration or qualification under the 1933 Act and applicable state securities laws, and except as set forth below, the Securities shall bear any legend as required by the “blue sky” laws of any state and a restrictive legend in substantially the following form (and a stop-transfer order may be placed against transfer of such unit certificates):

[NEITHER THE ISSUANCE AND SALE OF THE SECURITIES REPRESENTED BY THIS CERTIFICATE NOR THE SECURITIES INTO WHICH THESE SECURITIES ARE [CONVERTIBLE] [EXERCISABLE] HAVE BEEN][THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN] REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR APPLICABLE STATE SECURITIES LAWS.  THE SECURITIES MAY NOT BE OFFERED FOR SALE, SOLD, TRANSFERRED OR ASSIGNED (I) IN THE ABSENCE OF (A) AN EFFECTIVE REGISTRATION STATEMENT FOR THE SECURITIES UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR (B) AN OPINION OF COUNSEL TO THE HOLDER (IF REQUESTED BY THE PARTNERSHIP), IN A FORM REASONABLY ACCEPTABLE TO THE PARTNERSHIP, THAT

REGISTRATION IS NOT REQUIRED UNDER SAID ACT OR (II) UNLESS SOLD OR ELIGIBLE TO BE SOLD PURSUANT TO RULE 144 OR RULE 144A UNDER SAID ACT.  NOTWITHSTANDING THE FOREGOING, THE SECURITIES MAY BE PLEDGED IN CONNECTION WITH A BONA FIDE MARGIN ACCOUNT OR OTHER LOAN OR FINANCING ARRANGEMENT SECURED BY THE SECURITIES.

(d)                                 Removal of Legends.  Certificates evidencing Securities shall not be required to contain the legend set forth in Section 5(c) above or any other legend (i) while a registration statement (including a Registration Statement) covering the resale of such Securities is effective under the 1933 Act, (ii) following any sale of such Securities pursuant to Rule 144 (assuming the transferor is not an affiliate of the Partnership), (iii) if such Securities are eligible to be sold, assigned or transferred under Rule 144 (provided that a Buyer provides the Partnership with reasonable assurances that such Securities are eligible for sale, assignment or transfer under Rule 144 (and, if prior to the first anniversary of the Closing Date, will be sold during a period permitted under Rule 144) which shall not include an opinion of Buyer’s counsel), (iv) in connection with a sale, assignment or other transfer (other than under Rule 144), provided that such Buyer provides the Partnership with an opinion of counsel to such Buyer, in a generally acceptable form, to the effect that such sale, assignment or transfer of the Securities may be made without registration under the applicable requirements of the 1933 Act or (v) if such legend is not required under applicable requirements of the 1933 Act (including, without limitation, controlling judicial interpretations and pronouncements issued by the SEC).  If a legend is not required pursuant to the foregoing, the Partnership shall no later than three (3) Trading Days (or such earlier date as required pursuant to the 1934 Act or other applicable law, rule or regulation for the settlement of a trade initiated on the date such Buyer delivers such legended certificate (or evidence of Book Entry) representing such Securities to the Partnership) following the delivery by a Buyer to the Partnership or the transfer agent (with notice to the Partnership) of a legended certificate (or evidence of Book Entry) representing such Securities (endorsed or with unit powers attached, signatures guaranteed, and otherwise in form necessary to affect the reissuance and/or transfer, if applicable), together with any other deliveries from such Buyer as may be required above in this Section 5(d), as directed by such Buyer, either:  (A) provided that the Partnership’s transfer agent is participating in the DTC Fast Automated Securities Transfer Program and such Securities are Conversion Units or Warrant Units, credit the aggregate number of Common Units to which such Buyer shall be entitled to such Buyer’s or its designee’s balance account with DTC through its Deposit/Withdrawal at Custodian system or (B) if the Partnership’s transfer agent is not participating in the DTC Fast Automated Securities Transfer Program, issue and deliver (via reputable overnight courier) to such Buyer, a certificate representing such Securities that is free from all restrictive and other legends, registered in the name of such Buyer or its designee (the date by which such credit is so required to be made to the balance account of such Buyer’s or such Buyer’s designee with DTC or such certificate is required to be delivered to such Buyer pursuant to the foregoing is referred to herein as the “Required Delivery Date”, and the date such Common Units are actually delivered without restrictive legend to such Buyer or such Buyer’s designee with DTC, as applicable, the “Unit Delivery Date”).  The Partnership shall be responsible for any transfer agent fees or DTC fees with respect to any issuance of Securities or the removal of any legends with respect to any Securities in accordance herewith.

(e)                                  Failure to Timely Deliver; Buy-In.  If the Partnership fails, for any reason or for no reason (other than failure of a Buyer to comply with Section 5(d)),, to issue and deliver (or cause to be delivered) to a Buyer (or its designee) by the Required Delivery Date, either (I) if the Transfer Agent is not participating in the DTC Fast Automated Securities Transfer Program, a certificate for the number of Conversion Units or Warrant Units (as the case may be) to which such Buyer is entitled and register such Conversion Units or Warrant Units (as the case may be) on the Partnership’s unit register or, if the Transfer Agent is participating in the DTC Fast Automated Securities Transfer Program, to credit the balance account of such Buyer or such Buyer’s designee with DTC for such number of Conversion Units or Warrant Units (as the case may be) submitted for legend removal by such Buyer pursuant to Section 5(d) above or (II) if the Registration Statement covering the resale of the Conversion Units or Warrant Units (as the case may be) submitted for legend removal by such Buyer pursuant to Section 5(d) above (the “Unavailable Shares”) is not available for the resale of such Unavailable Shares and the Partnership fails to promptly, but in no event later than as required pursuant to the Registration Rights Agreement (x) so notify such Buyer and (y) deliver the Conversion Units or Warrant Units, as applicable, electronically without any restrictive legend by crediting such aggregate number of Conversion Units or Warrant Units (as the case may be) submitted for legend removal by such Buyer pursuant to Section 5(d) above to such Buyer’s or its designee’s balance account with DTC through its Deposit/Withdrawal At Custodian system (the event described in the immediately foregoing clause (II) is hereinafter referred as a “Notice Failure” and together with the event described in clause (I) above, a “Delivery Failure”) and if on or after such Trading Day such Buyer purchases (in an open market transaction or otherwise) Common Units to deliver in satisfaction of a sale by such Buyer of Common Units submitted for legend removal by such Buyer pursuant to Section 5(d) above that such Buyer is entitled to receive from the Partnership (a “Buy-In”), then the Partnership shall, within three (3) Trading Days after such Buyer’s request and in such Buyer’s discretion, either (i) pay cash to such Buyer in an amount equal to such Buyer’s total purchase price (including brokerage commissions and other out-of-pocket expenses, if any, for the Common Units so purchased) (the “Buy-In Price”), at which point the Partnership’s obligation to so deliver such certificate or credit such Buyer’s balance account shall terminate and such units shall be cancelled, or (ii) promptly honor its obligation to so deliver to such Buyer a certificate or certificates or credit the balance account of such Buyer or such Buyer’s designee with DTC representing such number of Common Units that would have been so delivered if the Partnership timely complied with its obligations hereunder and pay cash to such Buyer in an amount equal to the excess (if any) of the Buy-In Price over the product of (A) such number of units of Conversion Units or Warrant Units (as the case may be) that the Partnership was required to deliver to such Buyer by the Required Delivery Date multiplied by (B) the lowest Closing Sale Price (as defined in the Warrants) of the Common Units on any Trading Day during the period commencing on the date of the delivery by such Buyer to the Partnership of the applicable Conversion Units or Warrant Units (as the case may be) and ending on the date of such delivery and payment under this clause (ii).  Nothing shall limit such Buyer’s right to pursue any other remedies available to it hereunder, at law or in equity, including, without limitation, a decree of specific performance and/or injunctive relief with respect to the Partnership’s failure to timely deliver certificates representing Common Units (or to electronically deliver such Common Units) as required pursuant to the terms hereof.  Notwithstanding anything herein to the contrary, with respect to any given Notice Failure and/or Delivery Failure, this Section 5(e) shall not apply to the applicable Buyer the extent the

Partnership has already paid such amounts in full to such Buyer with respect to such Notice Failure and/or Delivery Failure, as applicable, pursuant to the analogous sections of the Note or Warrant, as applicable, held by such Buyer.

(f)                                   FAST Compliance.  While any Warrants remain outstanding, the Partnership shall maintain a transfer agent that participates in the DTC Fast Automated Securities Transfer Program.

6.                                      CONDITIONS TO THE PARTNERSHIP’S OBLIGATION TO SELL.

(a)                                 The obligation of the Partnership hereunder to issue and sell the Series A Preferred Units and the related Warrants to each Buyer at the Closing is subject to the satisfaction, at or before the Closing Date, of each of the following conditions, provided that these conditions are for the Partnership’s sole benefit and may be waived by the Partnership at any time in its sole discretion by providing each Buyer with prior written notice thereof:

(i)                                     Such Buyer shall have executed each of the other Transaction Documents to which it is a party and delivered the same to the Partnership.

(ii)                                  Such Buyer and each other Buyer shall have delivered to the Partnership the Purchase Price (less, in the case of any Buyer, the amounts withheld pursuant to Section 4(g))for the Series A Preferred Units and the related Warrants being purchased by such Buyer at the Closing by wire transfer of immediately available funds in accordance with the Flow of Funds Letter.

(iii)                               Each and every representation and warranty of such Buyer shall be true and correct in all material respects as of the date when made and as of the Closing Date as though originally made at that time (except for representations and warranties that speak as of a specific date, which shall be true and correct as of such specific date), and such Buyer shall have performed, satisfied and complied in all material respects with the covenants, agreements and conditions required by this Agreement to be performed, satisfied or complied with by such Buyer at or prior to the Closing Date.

7.                                      CONDITIONS TO EACH BUYER’S OBLIGATION TO PURCHASE.

(a)                                 The obligation of each Buyer hereunder to purchase its Note and its related Warrants at the Closing is subject to the satisfaction, at or before the Closing Date, of each of the following conditions, provided that these conditions are for each Buyer’s sole benefit and may be waived by such Buyer at any time in its sole discretion by providing the Partnership with prior written notice thereof:

(i)                                     The Partnership shall have duly executed and delivered to such Buyer each of the Transaction Documents party and the Partnership shall have duly executed and delivered to such Buyer (A) such aggregate number of Series A Preferred Units as set forth across from such Buyer’s name in column (3) of the Schedule of Buyers, and (B) Warrants initially exercisable for such aggregate number of Warrant Units as is set forth across from such Buyer’s name in column (4) of the Schedule of Buyers, in each case, as being purchased by such Buyer at the Closing pursuant to this Agreement.

(ii)                                  Such Buyer shall have received the opinion of Latham & Watkins LLP, the Partnership’s counsel, dated as of the Closing Date, in a form reasonably acceptable to Buyer.

(iii)                               The Partnership shall have delivered to such Buyer a certificate evidencing the formation and good standing of the Partnership issued by the Secretary of State of Delaware as of a date within ten (10) days of the Closing Date.

(iv)                              The Partnership shall have delivered to such Buyer a certificate, in the form reasonably acceptable to such Buyer, executed by the Secretary of the Partnership and dated as of the Closing Date, as to (i) the resolutions consistent with Section 3(b) as adopted by the board of directors of the general partner of the Partnership and (ii) the Limited Partnership Agreement and the LP Amendment, each as in effect at the Closing.

(v)                                 Each and every representation and warranty of the Partnership shall be true and correct as of the date when made and as of the Closing Date as though originally made at that time (except for representations and warranties that speak as of a specific date, which shall be true and correct as of such specific date) and the Partnership shall have performed, satisfied and complied in all respects with the covenants, agreements and conditions required to be performed, satisfied or complied with by the Partnership at or prior to the Closing Date.  Such Buyer shall have received a certificate, duly executed by the Chief Executive Officer of the Partnership, dated as of the Closing Date, to the foregoing effect in the form reasonably acceptable to such Buyer.

(vi)                              The Partnership shall have delivered to such Buyer a letter from the Partnership’s transfer agent certifying the number of Common Units outstanding on the Closing Date immediately prior to the Closing.

(vii)                           The Common Units (A) shall continue to be designated for quotation or listed (as applicable) on the Principal Market and (B) shall not have been suspended, as of the Closing Date, by the SEC or the Principal Market from trading on the Principal Market.

(viii)                        The Partnership shall have obtained all governmental, regulatory or third party consents and approvals, if any, necessary for the sale of the Securities and shall have applied to list the Conversion Units and the Warrant Units on the Principal Market.

(ix)                              No statute, rule, regulation, executive order, decree, ruling or injunction shall have been enacted, entered, promulgated or endorsed by any court or Governmental Entity of competent jurisdiction that prohibits the consummation of any of the transactions contemplated by the Transaction Documents.

(x)                                 Since the date of execution of this Agreement, no event or series of events shall have occurred that reasonably would have or result in a Material Adverse Effect.

(xi)                              The Partnership shall have completed, executed and delivered to such Buyer the FCPA Questionnaire in the form attached hereto as Exhibit D.

(xii)                           The Partnership shall have obtained approval, if required, of the Principal Market to list or designate for quotation (as the case may be) the Conversion Units and the Warrant Units.

(xiii)                        Such Buyer shall have received a letter on the letterhead of the Partnership, duly executed by an executive officer of the general partner of the Partnership, setting forth the wire amounts of each Buyer and the wire transfer instructions of the Partnership (the “Flow of Funds Letter”).

(xiv)                       The Partnership shall have delivered to such Buyer such other documents, instruments or certificates relating to the transactions contemplated by this Agreement as such Buyer or its counsel may reasonably request.

8.                                      TERMINATION.

In the event that the Closing shall not have occurred with respect to a Buyer within five (5) days of the date hereof, then the Partnership and such Buyer each shall have the right to terminate its obligations under this Agreement with respect to itself at any time on or after the close of business on such date without liability of such terminating party to any other party; provided, however, (i) the right to terminate this Agreement under this Section 8 shall not be available to a party if the failure of the transactions contemplated by this Agreement to have been consummated by such date is the result of such party’s breach of this Agreement and (ii) the abandonment of the sale and purchase of the Series A Preferred Units and the Warrants shall be applicable only as it relates to such Buyer, provided further that no such termination shall affect any obligation of the Partnership under this Agreement to reimburse such Buyer for the expenses described in Section 4(g) above.  Nothing contained in this Section 8 shall be deemed to release any party from any liability for any breach by such party of the terms and provisions of this Agreement or the other Transaction Documents or to impair the right of any party to compel specific performance by any other party of its obligations under this Agreement or the other Transaction Documents.

9.                                      MISCELLANEOUS.

(a)                                 Governing Law; Jurisdiction; Jury Trial.  All questions concerning the construction, validity, enforcement and interpretation of this Agreement shall be governed by the internal laws of the State of New York, without giving effect to any choice of law or conflict of law provision or rule (whether of the State of New York or any other jurisdictions) that would cause the application of the laws of any jurisdictions other than the State of New York.  The Partnership hereby irrevocably submits to the exclusive jurisdiction of the state and federal courts sitting in The City of New York, Borough of Manhattan, for the adjudication of any dispute hereunder or in connection herewith (except for any disputes arising under the Limited Partnership Agreement or the LP Amendment, which shall be adjudicated exclusively in state court in the State of Delaware), and hereby irrevocably waives, and agrees not to assert in any suit, action or proceeding, any claim that it is not personally subject to the jurisdiction of any such court, that such suit, action or proceeding is brought in an inconvenient forum or that the venue of such suit, action or proceeding is improper.  Each party hereby irrevocably waives personal service of process and consents to process being served in any such suit, action or proceeding by mailing a copy thereof to such party at the address for such notices to it under this Agreement and agrees that such service shall constitute good and sufficient service of process and notice thereof.  Nothing contained herein shall be deemed to limit in any way any right to serve process in any manner permitted by law.  Nothing contained herein shall be deemed or operate to preclude any Buyer from bringing suit or taking other legal action against the Partnership in any other jurisdiction to collect on the Partnership’s obligations to such Buyer or to enforce a judgment or other court ruling in favor of such Buyer. EACH PARTY HEREBY IRREVOCABLY WAIVES ANY RIGHT IT MAY HAVE TO, AND AGREES NOT TO REQUEST, A JURY TRIAL FOR THE ADJUDICATION OF ANY DISPUTE HEREUNDER OR UNDER ANY OTHER TRANSACTION DOCUMENT OR IN CONNECTION WITH OR ARISING OUT OF THIS AGREEMENT, ANY OTHER TRANSACTION DOCUMENT OR ANY TRANSACTION CONTEMPLATED HEREBY OR THEREBY.

(b)                                 Counterparts.  This Agreement may be executed in two or more identical counterparts, all of which shall be considered one and the same agreement and shall become effective when counterparts have been signed by each party and delivered to the other party.  In the event that any signature is delivered by facsimile transmission or by an e-mail which contains a portable document format (.pdf) file of an executed signature page, such signature page shall create a valid and binding obligation of the party executing (or on whose behalf such signature is executed) with the same force and effect as if such signature page were an original thereof.

(c)                                  Headings; Gender.  The headings of this Agreement are for convenience of reference and shall not form part of, or affect the interpretation of, this Agreement.  Unless the context clearly indicates otherwise, each pronoun herein shall be deemed to include the masculine, feminine, neuter, singular and plural forms thereof.  The terms “including,” “includes,” “include” and words of like import shall be construed broadly as if followed by the words “without limitation.”  The terms “herein,” “hereunder,” “hereof” and words of like import refer to this entire Agreement instead of just the provision in which they are found.

(d)                                 Severability; Maximum Payment Amounts.  If any provision of this Agreement is prohibited by law or otherwise determined to be invalid or unenforceable by a court of competent jurisdiction, the provision that would otherwise be prohibited, invalid or unenforceable shall be deemed amended to apply to the broadest extent that it would be valid and enforceable, and the invalidity or unenforceability of such provision shall not affect the validity of the remaining provisions of this Agreement so long as this Agreement as so modified continues to express, without material change, the original intentions of the parties as to the subject matter hereof and the prohibited nature, invalidity or unenforceability of the provision(s) in question does not substantially impair the respective expectations or reciprocal obligations of the parties or the practical realization of the benefits that would otherwise be conferred upon the parties.  The parties will endeavor in good faith negotiations to replace the prohibited, invalid or unenforceable provision(s) with a valid provision(s), the effect of which comes as close as possible to that of the prohibited, invalid or unenforceable provision(s).  Notwithstanding anything to the contrary contained in this Agreement or any other Transaction Document (and without implication that the following is required or applicable), it is the intention of the parties that in no event shall amounts and value paid by the Partnership and/or any of its Subsidiaries (as the case may be), or payable to or received by any of the Buyers, under the Transaction

Documents (including without limitation, any amounts that would be characterized as “interest” under applicable law) exceed amounts permitted under any applicable law.  Accordingly, if any obligation to pay, payment made to any Buyer, or collection by any Buyer pursuant the Transaction Documents is finally judicially determined to be contrary to any such applicable law, such obligation to pay, payment or collection shall be deemed to have been made by mutual mistake of such Buyer, the Partnership and its Subsidiaries and such amount shall be deemed to have been adjusted with retroactive effect to the maximum amount or rate of interest, as the case may be, as would not be so prohibited by the applicable law.  Such adjustment shall be effected, to the extent necessary, by reducing or refunding, at the option of such Buyer, the amount of interest or any other amounts which would constitute unlawful amounts required to be paid or actually paid to such Buyer under the Transaction Documents.  For greater certainty, to the extent that any interest, charges, fees, expenses or other amounts required to be paid to or received by such Buyer under any of the Transaction Documents or related thereto are held to be within the meaning of “interest” or another applicable term to otherwise be violative of applicable law, such amounts shall be pro-rated over the period of time to which they relate.

(e)                                  Entire Agreement; Amendments.  This Agreement, the other Transaction Documents and the schedules and exhibits attached hereto and thereto and the instruments referenced herein and therein supersede all other prior oral or written agreements between the Buyers, the Partnership, its Subsidiaries, their affiliates and Persons acting on their behalf, including, without limitation, any transactions by any Buyer with respect to Common Units or the Securities, and the other matters contained herein and therein, and this Agreement, the other Transaction Documents, the schedules and exhibits attached hereto and thereto and the instruments referenced herein and therein contain the entire understanding of the parties solely with respect to the matters covered herein and therein; provided, however, nothing contained in this Agreement or any other Transaction Document shall (or shall be deemed to) (i) have any effect on any agreements any Buyer has entered into with, or any instruments any Buyer has received from, the Partnership or any of its Subsidiaries prior to the date hereof with respect to any prior investment made by such Buyer in the Partnership or (ii) waive, alter, modify or amend in any respect any obligations of the Partnership or any of its Subsidiaries, or any rights of or benefits to any Buyer or any other Person, in any agreement entered into prior to the date hereof between or among the Partnership and/or any of its Subsidiaries and any Buyer, or any instruments any Buyer received from the Partnership and/or any of its Subsidiaries prior to the date hereof, and all such agreements and instruments shall continue in full force and effect. Except as specifically set forth herein or therein, neither the Partnership nor any Buyer makes any representation, warranty, covenant or undertaking with respect to such matters.  For clarification purposes, the Recitals are part of this Agreement.  No provision of this Agreement may be amended other than by an instrument in writing signed by the Partnership and the Required Holders (as defined below), and any amendment to any provision of this Agreement made in conformity with the provisions of this Section 9(e) shall be binding on all Buyers and holders of Securities, as applicable; provided that no such amendment shall be effective to the extent that it (A) applies to less than all of the holders of the Securities then outstanding or (B) imposes any obligation or liability on any Buyer without such Buyer’s prior written consent (which may be granted or withheld in such Buyer’s sole discretion).  No waiver shall be effective unless it is in writing and signed by an authorized representative of the waiving party, provided that the Required Holders may waive any provision of this Agreement, and any waiver of any provision of this Agreement made in conformity with the provisions of this Section 9(e) shall be binding on all Buyers and holders of Securities, as applicable, provided that no such waiver shall be effective to the extent that it (1) applies to less than all of the holders of the Securities then outstanding (unless a party gives a waiver as to itself only) or (2) imposes any obligation or liability on any Buyer without such Buyer’s prior written consent (which may be granted or withheld in such Buyer’s sole discretion).  Without limiting the foregoing, the Partnership confirms that, except as set forth in this Agreement, no Buyer has made any commitment or promise or has any other obligation to provide any financing to the Partnership, any Subsidiary or otherwise.  As a material inducement for each Buyer to enter into this Agreement, the Partnership expressly acknowledges and agrees that (x) no due diligence or other investigation or inquiry conducted by a Buyer, any of its advisors or any of its representatives shall affect such Buyer’s right to rely on, or shall modify or qualify in any manner or be an exception to any of, the Partnership’s representations and warranties contained in this Agreement or any other Transaction Document and (y) unless a provision of this Agreement or any other Transaction Document is expressly qualified by the phrase “except as disclosed in the SEC Documents” or words of similar effect, nothing contained in any of the SEC Documents shall affect such Buyer’s right to rely on, or shall modify or qualify in any manner or be an exception to any of, the Partnership’s representations and warranties contained in this Agreement or any other Transaction Document.  “Required Holders” means (I) prior to the Closing Date, each Buyer entitled to purchase Series A Preferred Units at the Closing and (II) on or after the Closing Date, holders of a majority of the Registrable Securities as of such time (excluding any Registrable Securities held by the Partnership or any of its Subsidiaries as of such time) issued or issuable hereunder or pursuant to the LP Amendment and/or the Warrants.

(f)                                   Notices.  Any notices, consents, waivers or other communications required or permitted to be given under the terms of this Agreement must be in writing and will be deemed to have been delivered:  (i) upon receipt, when delivered personally; (ii) upon receipt, when sent by facsimile (provided confirmation of transmission is mechanically or electronically generated and kept on file by the sending party) or electronic mail; or (iii) one (1) Business Day after deposit with an overnight courier service with next day delivery specified, in each case, properly addressed to the party to receive the same.  The addresses, facsimile numbers and e-mail addresses for such communications shall be:

If to the Partnership:

Emerge Energy Services LP
180 State Street, Suite 225
Southlake, Texas 76092
Telephone:  (817) 865-5830
Attention:  Deborah Deibert
E-Mail:  ddeibert@emergelp.com

With a copy (for informational purposes only) to:

Latham & Watkins LLP

811 Main Street, Suite 3700

Houston, Texas 77002

Telephone:  (713) 546-5400
Facsimile:  (713) 546-5401
Attention:  Ryan J Maierson
E-Mail:  ryan.maierson@lw.com

If to the Transfer Agent:

American Stock Transfer & Trust Company, LLC

15455 Dallas Parkway, Suite 600

Addison, TX 75001

Telephone:  (972) 764-2716
Facsimile:  (972) 764-5101
Attention:  William Torre
E-Mail:  wtorre@amstock.com

If to a Buyer, to its address, e-mail address and facsimile number set forth on the Schedule of Buyers, with copies to such Buyer’s representatives as set forth on the Schedule of Buyers,

with a copy (for informational purposes only) to:

Kelley Drye & Warren LLP
101 Park Avenue
New York, NY 10178
Telephone:  (212) 808-7540
Facsimile:  (212) 808-7897
Attention:  Michael A. Adelstein, Esq.
E-mail:   madelstein@kelleydrye.com

or to such other address, e-mail address and/or facsimile number and/or to the attention of such other Person as the recipient party has specified by written notice given to each other party five (5) days prior to the effectiveness of such change, provided that Kelley Drye & Warren LLP shall only be provided copies of notices sent to the lead Buyer.  Written confirmation of receipt (A) given by the recipient of such notice, consent, waiver or other communication, (B) mechanically or electronically generated by the sender’s facsimile machine or e-mail containing the time, date, recipient facsimile number and, with respect to each facsimile transmission, an image of the first page of such transmission or (C) provided by an overnight courier service shall be rebuttable evidence of personal service, receipt by facsimile or receipt from an overnight courier service in accordance with clause (i), (ii) or (iii) above, respectively.

(g)                                  Successors and Assigns.  This Agreement shall be binding upon and inure to the benefit of the parties and their respective successors and assigns, including any purchasers of any of the Series A Preferred Units and Warrants.  The Partnership shall not assign this Agreement or any rights or obligations hereunder without the prior written consent of the Required Holders, including, without limitation, by way of a Fundamental Transaction (as defined in the Warrants) (unless the Partnership is in compliance with the applicable provisions governing Fundamental Transactions set forth in the Warrants) or a Fundamental Transaction (as defined in the LP Amendment) (unless the Partnership is in compliance with the applicable provisions governing

Fundamental Transactions set forth in the LP Amendment).  A Buyer may assign some or all of its rights hereunder in connection with any transfer of any of its Securities that is permitted under this Agreement without the consent of the Partnership, in which event such assignee shall be deemed to be a Buyer hereunder with respect to such assigned rights.

(h)                                 Third Party Beneficiaries.  This Agreement is intended solely for the benefit of the parties hereto and their respective permitted successors and assigns and the Placement Agent. The Placement Agent is hereby designated as a third-party beneficiary of Sections 2 and 3 of this Agreement and may rely on the representations and warranties of the Buyer and the Partnership, as applicable, set forth therein.

(i)                                     Survival.  The representations, warranties, agreements and covenants shall survive the Closing.  Each Buyer shall be responsible only for its own representations, warranties, agreements and covenants hereunder.

(j)                                    Further Assurances.  Each party shall do and perform, or cause to be done and performed, all such further acts and things, and shall execute and deliver all such other agreements, certificates, instruments and documents, as any other party may reasonably request in order to carry out the intent and accomplish the purposes of this Agreement and the consummation of the transactions contemplated hereby.

(k)                                 Indemnification.  In consideration of each Buyer’s execution and delivery of the Transaction Documents and acquiring the Securities thereunder and in addition to all of the Partnership’s other obligations under the Transaction Documents, the Partnership shall defend, protect, indemnify and hold harmless each Buyer and its stockholders, partners, members, officers, directors, employees and direct or indirect investors and any of the foregoing Persons’ agents or other representatives (including, without limitation, those retained in connection with the transactions contemplated by this Agreement) (collectively, the “Indemnitees”) from and against any and all actions, causes of action, suits, claims, losses, costs, penalties, fees, liabilities and damages, and expenses in connection therewith (irrespective of whether any such Indemnitee is a party to the action for which indemnification hereunder is sought), and including reasonable attorneys’ fees and disbursements (the “Indemnified Liabilities”), incurred by any Indemnitee as a result of, or arising out of, or relating to (i) any misrepresentation or breach of any representation or warranty made by the Partnership or any Subsidiary in any of the Transaction Documents, (ii) any breach of any covenant, agreement or obligation of the Partnership or any Subsidiary contained in any of the Transaction Documents or (iii) any cause of action, suit, proceeding or claim brought or made against such Indemnitee by a third party (including for these purposes a derivative action brought on behalf of the Partnership or any Subsidiary) or which otherwise involves such Indemnitee that arises out of or results from (A) the execution, delivery, performance or enforcement of any of the Transaction Documents, (B) any transaction financed or to be financed in whole or in part, directly or indirectly, with the proceeds of the issuance of the Securities, (C) any disclosure properly made by such Buyer pursuant to Section 4(i), or (D) the status of such Buyer or holder of the Securities either as an investor in the Partnership pursuant to the transactions contemplated by the Transaction Documents or as a party to this Agreement (including, without limitation, as a party in interest or otherwise in any action or proceeding for injunctive or other equitable relief).   For the avoidance of doubt, with respect to any Buyer (or related Indemnitees) seeking indemnification hereunder, clause (iii)(A) of the immediately preceding sentence shall not apply to (X) actions or omissions of such Buyer or Indemnitee after purchasing the Securities (other than such actions or omissions that are made or omitted in reliance on the accuracy of the representations or warranties (or compliance with the covenants) of the Partnership or any of its Subsidiaries set forth in any of the Transaction Documents) or (Y) any breach of any representation or warranty or covenant of such Buyer under the Transaction Documents. To the extent that the foregoing undertaking by the Partnership may be unenforceable for any reason, the Partnership shall make the maximum contribution to the payment and satisfaction of each of the Indemnified Liabilities which is permissible under applicable law.  Except as otherwise set forth herein, the mechanics and procedures with respect to the rights and obligations under this Section 9(k) shall be the same as those set forth in Section 6 of the Registration Rights Agreement.

(l)                                     Construction.  The language used in this Agreement will be deemed to be the language chosen by the parties to express their mutual intent, and no rules of strict construction will be applied against any party.  No specific representation or warranty shall limit the generality or applicability of a more general representation or warranty. Each and every reference to unit prices, Common Units and any other numbers in this Agreement that relate to the Common Units shall be automatically adjusted for any unit splits, unit dividends, unit combinations, recapitalizations or other similar transactions that occur with respect to the Common Units after the date of this Agreement.  It is expressly understood and agreed that for all purposes of this Agreement, and without implication that the contrary would otherwise be true, neither transactions nor purchases nor sales shall include the location and/or reservation of borrowable Common Units.

(m)                             Remedies.  Each Buyer and in the event of assignment by Buyer of its rights and obligations hereunder in accordance with this Agreement, each such assignee, shall have all rights and remedies set forth in the Transaction Documents and all rights and remedies which such holders have been granted at any time under any other agreement or contract and all of the rights which such holders have under any law.  Any Person having any rights under any provision of this Agreement shall be entitled to enforce such rights specifically (without posting a bond or other security), to recover damages by reason of any breach of any provision of this Agreement and to exercise all other rights granted by law.  Furthermore, the Partnership recognizes that in the event that it or any Subsidiary fails to perform, observe, or discharge any or all of its or such Subsidiary’s (as the case may be) obligations under the Transaction Documents, any remedy at law would inadequate relief to the Buyers.  The Partnership therefore agrees that the Buyers shall be entitled to seek specific performance and/or temporary, preliminary and permanent injunctive or other equitable relief from any court of competent jurisdiction in any such case without the necessity of proving actual damages and without posting a bond or other security.  The remedies provided in this Agreement and the other Transaction Documents shall be cumulative and in addition to all other remedies available under this Agreement and the other Transaction Documents, at law or in equity (including a decree of specific performance and/or other injunctive relief).

(n)                                 Withdrawal Right.  Notwithstanding anything to the contrary contained in (and without limiting any similar provisions of) the Transaction Documents, whenever any Buyer exercises a right, election, demand or option under a Transaction Document and the Partnership or any Subsidiary does not timely perform its related obligations within the periods therein provided, then such Buyer may rescind or withdraw, in its sole discretion from time to time upon written notice to the Partnership or such Subsidiary (as the case may be), any relevant notice, demand or election in whole or in part without prejudice to its future actions and rights.

(o)           Payment Set Aside; Currency.  To the extent that the Partnership makes a payment or payments to any Buyer hereunder or pursuant to any of the other Transaction Documents or any of the Buyers enforce or exercise their rights hereunder or thereunder, and such payment or payments or the proceeds of such enforcement or exercise or any part thereof are subsequently invalidated, declared to be fraudulent or preferential, set aside, recovered from, disgorged by or are required to be refunded, repaid or otherwise restored to the Partnership, a trustee, receiver or any other Person under any law (including, without limitation, any bankruptcy law, foreign, state or federal law, common law or equitable cause of action), then to the extent of any such restoration the obligation or part thereof originally intended to be satisfied shall be revived and continued in full force and effect as if such payment had not been made or such enforcement or setoff had not occurred.  Unless otherwise expressly indicated, all dollar amounts referred to in this Agreement and the other Transaction Documents are in United States Dollars (“U.S. Dollars”), and all amounts owing under this Agreement and all other Transaction Documents shall be paid in U.S. Dollars.  All amounts denominated in other currencies (if any) shall be converted into the U.S. Dollar equivalent amount in accordance with the Exchange Rate on the date of calculation.  “Exchange Rate” means, in relation to any amount of currency to be converted into U.S. Dollars pursuant to this Agreement, the U.S. Dollar exchange rate as published in the Wall Street Journal on the relevant date of calculation.

(p)           Judgment Currency.

(i)            If for the purpose of obtaining or enforcing judgment against the Partnership in connection with this Agreement or any other Transaction Document in any court in any jurisdiction it becomes necessary to convert into any other currency (such other currency being hereinafter in this Section 9(p) referred to as the “Judgment Currency”) an amount due in US Dollars under this Agreement, the conversion shall be made at the Exchange Rate prevailing on the Trading Day immediately preceding:

(1)           the date actual payment of the amount due, in the case of any proceeding in the courts of New York or in the courts of any other jurisdiction that will give effect to such conversion being made on such date:  or

(2)           the date on which the foreign court determines, in the case of any proceeding in the courts of any other jurisdiction (the date as of which such conversion is made pursuant to this Section 9(p)(i)(2) being hereinafter referred to as the “Judgment Conversion Date”).

(ii)           If in the case of any proceeding in the court of any jurisdiction referred to in Section 9(p)(i)(2) above, there is a change in the Exchange Rate prevailing between the Judgment Conversion Date and the date of actual payment of the amount due, the applicable party shall pay such adjusted amount as may be necessary to ensure that the amount paid in the Judgment Currency, when converted at the Exchange Rate prevailing on the date of payment, will produce the amount of US Dollars which could have been purchased with the amount of Judgment Currency stipulated in the judgment or judicial order at the Exchange Rate prevailing on the Judgment Conversion Date.

(iii)          Any amount due from the Partnership under this provision shall be due as a separate debt and shall not be affected by judgment being obtained for any other amounts due under or in respect of this Agreement or any other Transaction Document.

(q)           Independent Nature of Buyers’ Obligations and Rights.  The obligations of each Buyer under the Transaction Documents are several and not joint with the obligations of any other Buyer, and no Buyer shall be responsible in any way for the performance of the obligations of any other Buyer under any Transaction Document.  Nothing contained herein or in any other Transaction Document, and no action taken by any Buyer pursuant hereto or thereto, shall be deemed to constitute the Buyers as, and the Partnership acknowledges that the Buyers do not so constitute, a partnership, an association, a joint venture or any other kind of group or entity, or create a presumption that the Buyers are in any way acting in concert or as a group or entity, and the Partnership shall not assert any such claim with respect to such obligations or the transactions contemplated by the Transaction Documents or any matters, and the Partnership acknowledges that the Buyers are not acting in concert or as a group, and the Partnership shall not assert any such claim, with respect to such obligations or the transactions contemplated by the Transaction Documents.  The decision of each Buyer to purchase Securities pursuant to the Transaction Documents has been made by such Buyer independently of any other Buyer.  Each Buyer acknowledges that no other Buyer has acted as agent for such Buyer in connection with such Buyer making its investment hereunder and that no other Buyer will be acting as agent of such Buyer in connection with monitoring such Buyer’s investment in the Securities or enforcing its rights under the Transaction Documents.  The Partnership and each Buyer confirms that each Buyer has independently participated with the Partnership and its Subsidiaries in the negotiation of the transaction contemplated hereby with the advice of its own counsel and advisors.  Each Buyer shall be entitled to independently protect and enforce its rights, including, without limitation, the rights arising out of this Agreement or out of any other Transaction Documents, and it shall not be necessary for any other Buyer to be joined as an additional party in any proceeding for such purpose.  The use of a single agreement to effectuate the purchase and sale of the Securities contemplated hereby was solely in the control of the Partnership, not the action or decision of any Buyer, and was done solely for the convenience of the Partnership and its Subsidiaries and not because it was required or requested to do so by any Buyer.  It is expressly understood and agreed that each provision contained in this Agreement and in each other Transaction Document is between the Partnership, each Subsidiary and a Buyer, solely, and not between the Partnership, its Subsidiaries and the Buyers collectively and not between and among the Buyers.  Notwithstanding the foregoing, the parties hereto acknowledge and agree that as of the date hereof, the only Buyer shall be SIG Strategic Investments, LLLP.

[signature pages follow]

IN WITNESS WHEREOF, each Buyer and the Partnership have caused their respective signature page to this Agreement to be duly executed as of the date first written above.

PARTNERSHIP:

EMERGE ENERGY SERVICES LP

By: EMERGE ENERGY SERVICES GP LLC, its general partner

By:	/s/ Warren Bonham
Name: Warren Bonham
Title: Vice President

IN WITNESS WHEREOF, each Buyer and the Partnership have caused their respective signature page to this Agreement to be duly executed as of the date first written above.

BUYER:

SIG STRATEGIC INVESTMENTS, LLLP

By:	/s/ Martin Kobinger
Name: Martin Kobinger
Title: Authorized Signatory

SCHEDULE OF BUYERS

(1)	(2)	(3)	(4)	(5)	(6)	(7)	(9)
Buyer	Address and Facsimile Number	Aggregate Number of Series A Preferred Units	Aggregate Number of Warrant Units	Purchase Price	Purchase Price Allocated to Series A Preferred Units	Purchase Price Allocated to Warrant Units	Legal Representative’s Address and Facsimile Number

SIG Strategic Investments, LLLP	c/o Heights Capital Management 101 California Street Suite 3250 San Francisco, CA 94111 Attention: Martin Kobinger, Investment Manager Facsimile: 415-403-6525 E-Mail: martin.kobinger@sig.com	20,000	887,099	$20,000,000	$15,800,000	$4,200,000	Kelley Drye & Warren LLP 101 Park Avenue New York, NY 10178 Telephone: (212) 808-7540 Facsimile: (212) 808-7897 Attention: Michael A. Adelstein, Esq.

Section 3(a)

Subsidiaries of Partnership

	Jurisdiction of Formation/Organization	Issued and Outstanding Equity Interests	Owner
Emerge Energy Services Operating LLC	Delaware	Limited Liability Company Interests	100% owned by Emerge Energy Services LP
Direct Fuels LLC	Delaware	Limited Liability Company Interests	100% owned by Emerge Energy Services Operating LLC
Allied Energy Company LLC	Alabama	Limited Liability Company Interests	100% owned by Emerge Energy Services Operating LLC
Allied Renewable Energy, LLC	Delaware	Limited Liability Company Interests	100% owned by Allied Energy Company LLC
Emerge Energy Distributors Inc.	Delaware	100 Shares of Common Stock	100% owned by Emerge Energy Services Operating LLC
Superior Silica Sands LLC	Texas	Limited Liability Company Interests	100% owned by Emerge Energy Services Operating LLC

Section 3(g)

Placement Agent’s Fees and Expenses

$1,200,000 (estimated)

Section 3(r)(iii)

Affiliates

Common Units
Insight Equity	7,168,545
Ted W. Beneski	1,172,624
Rick Shearer	219,743
Victor L. Vescovo	139,752
Warren B. Bonham	6,899
Deborah Deibert	134
Mark Gottfredson	12,291
Francis J Kelly III	6,285
Kevin Clark	5,764
Eliot E. Kerlin, Jr.	2,408
Peter Jones	2,823

Section 3(r)(iv)

Existing Securities; Obligations

Outstanding Options, Warrants, Scrip, Rights to Subscribe to, Calls or Commitments:

•                  Warrants to purchase 370,000 common units at $4.77 per unit, exercisable through June 2, 2021

Section 3(s)

Indebtedness and Other Contracts

Outstanding Debt Securities, Notes, Credit Agreements, Credit Facilities or Other Agreements Evidencing Indebtedness:

•                  $4 million unsecured PIK note due to lessor 30 days after financial statements are publicly available covering the first date on which the Total Leverage Ratio is < 4.00 to 1.00, 5% per annum in-kind interest compounds quarterly.

•                  $8 million unsecured promissory note due to lessor June 2, 2020, 10% interest paid quarterly or in-kind until trailing four quarters consolidated EBITDA (as defined in the Credit Agreement) is at least $40 million.

Section 3(t)

Litigation

•                  On November 21, 2013, the Environmental Protection Agency (“EPA”) provided notice to Allied Energy Corporation (“AEC”) about a potential liability associated with the Reef Environmental Site (“Site”) located in Sylacauga, Alabama. The EPA notice was provided pursuant to Section 104 of the Comprehensive Environmental Response, Compensation, and Liability Act of 1980 (CERCLA), 42 U.S.C. § 9604, (commonly known as the federal Superfund law). The notice also requested information about AEC’s involvement with the Site, and required a response to their notice. AEC submitted a timely response. On June 15, 2016, AEC received an additional information request under Section 104 of CERCLA, dated June 8, 2016.  AEC is currently reviewing this request.  To date, there has been no demand from EPA or any other party, nor any other administrative findings related to this matter.

•                  On January 22, 2016, AEC experienced a leak in its proprietary pipeline that connects the bulk storage terminal at 2700 Ishkooda-Wenonah Road to the transmix facility located near 2511 28th Street SW.  AEC management notified the controlling governmental agencies of this condition, and commenced efforts to locate the leak, determine the cause of the leak, repair the leak, and remediate known contamination to the proximate soils and sub-grade.  These efforts remain in progress.  There have been no findings related to this matter.

Section 3(ll)

Management

None.

Exhibit A

EMERGE ENERGY SERVICES LP

TERM SHEET FOR CONVERTIBLE PREFERRED UNITS

ISSUER:	Emerge Energy Services LP (the “Partnership”).

SECURITY:	Series A Convertible Preferred Units (the “Preferred Units”)

INVESTMENT AMOUNT:

The Buyers collectively will purchase 20,000 Preferred Units and warrants to purchase 887,099 Common Units for an aggregate purchase price of $20 million in accordance with terms set forth in the Securities Purchase Agreement to which this Exhibit A is attached.

RANKING:

The Preferred Units will rank senior to all of the Partnership’s Common Units and any other class or series of equity securities of the Partnership with respect to distribution rights and, subject to liquidation in accordance with capital accounts, liquidation preference.

DISTRIBUTIONS:	The Partnership will pay to the holders of outstanding Preferred Units (the “Holders”) the same distributions, if any, on an as-converted basis as are paid to the Common Unit holders.

VOTING RIGHTS:	The Preferred Units shall not have voting rights in respect of the Preferred Units, except as required by applicable law.

CONVERSION AT HOLDERS’ ELECTION:

The Preferred Units will be convertible by the Holders in their sole discretion, in full or in part, into Common Units based on the Conversion Rate, which shall equal the $1,000 stated value of each Preferred Unit plus any accrued and unpaid distributions in respect thereof, divided by the Conversion Price of $10.15 per Preferred Unit. In addition, the Preferred Units will alternatively be convertible at a discount upon the occurrence of (x) a change of control or (y) certain triggering events at a alternate conversion price to be set forth in the amendment to the limited partnership agreement reflecting the terms of Preferred Units (the “Amendment”).

AUTOMATIC CONVERSION:

On each of (A) the 10th trading day after a registration statement relating to the resale of the Common Units underlying the Preferred Units (the “Conversion Units”) and the Common Units underlying the warrants being issued to the Buyers is declared effective, and (B) the 10th trading day after the 90th calendar day after the date described in clause (A) immediately above, 50% of the Preferred Units shall be converted into Common Units at a conversion price equal to the lower of (1) the conversion price then in effect based on the Conversion Rate and (2) 90% of the market price based on a 10-day VWAP preceding the conversion date, in each case, subject to the satisfaction of customary equity conditions and no triggering event having occurred and being continuing.

ANTI-DILUTION ADJUSTMENTS:	The Preferred Units will be entitled to full ratchet anti-dilution protection.

REDEMPTION:

The Holders will have the right to cause the Partnership to redeem the Preferred Units in connection with certain bankruptcy-related events and in connection with a Change of Control at the Bankruptcy Redemption Price of the Change of Control Redemption Price, each to be defined in the Amendment.

REGISTRATION RIGHTS:	To be as set forth in the Registration Rights Agreement in the form attached to the Securities Purchase Agreement.

LIQUIDATION PREFERENCE:

In the event of any liquidation, dissolution and winding up of the Partnership, or a sale, exchange or other disposition of all or substantially all of the assets of the Partnership, either voluntary or involuntary, the Holders shall be entitled to receive, out of the assets of the Partnership available for distribution to the Partners or any assignees, prior and in preference to any distribution of any assets of the Partnership to the holders of any other class or series of Partnership interests, the positive value in each such Holder’s capital account in respect of such Preferred Units, after taking into account all capital account adjustments for the relevant taxable periods.

The Holders shall have the right to convert prior to the effectiveness of any voluntary liquidation or winding up.

MINORITY PROTECTIONS:

During the period that any Preferred Unit remains outstanding, the Partnership may not:

(i) issue any equity security senior in right of distribution or in liquidation to the Preferred Units,

(ii) issue additional pari passu equity interests,

(iii) effect any amendments to the Partnership’s partnership agreement or certificate of limited partnership that would adversely change the rights, preferences or privileges of the Preferred Units, or in each case, without the consent of the holders of a majority of the outstanding Preferred Units.

LIMITATIONS ON BENEFICIAL OWNERSHIP:

No conversion of the Preferred Units shall occur to the extent such conversion would cause the Holder and its attribution parties to beneficially own in excess of 4.99% of the Common Units outstanding immediately after giving effect to such conversion.

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EXHIBIT B

[FORM OF WARRANT]

NEITHER THE ISSUANCE AND SALE OF THE SECURITIES REPRESENTED BY THIS CERTIFICATE NOR THE SECURITIES INTO WHICH THESE SECURITIES ARE EXERCISABLE HAVE BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR APPLICABLE STATE SECURITIES LAWS.  THE SECURITIES MAY NOT BE OFFERED FOR SALE, SOLD, TRANSFERRED OR ASSIGNED (I) IN THE ABSENCE OF (A) AN EFFECTIVE REGISTRATION STATEMENT FOR THE SECURITIES UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR (B) AN OPINION OF COUNSEL TO THE HOLDER (IF REQUESTED BY THE PARTNERSHIP), IN A FORM REASONABLY ACCEPTABLE TO THE PARTNERSHIP, THAT REGISTRATION IS NOT REQUIRED UNDER SAID ACT OR (II) UNLESS SOLD OR ELIGIBLE TO BE SOLD PURSUANT TO RULE 144 OR RULE 144A UNDER SAID ACT.  NOTWITHSTANDING THE FOREGOING, THE SECURITIES MAY BE PLEDGED IN CONNECTION WITH A BONA FIDE MARGIN ACCOUNT OR OTHER LOAN OR FINANCING ARRANGEMENT SECURED BY THE SECURITIES.  THE NUMBER OF COMMON UNITS ISSUABLE UPON EXERCISE OF THIS WARRANT MAY BE LESS THAN THE AMOUNTS SET FORTH ON THE FACE HEREOF PURSUANT TO SECTION 1(a) OF THIS WARRANT.

EMERGE ENERGY SERVICES LP

WARRANT TO PURCHASE COMMON UNITS

Warrant No.: W-[   ]

Date of Issuance: [                   ], 2016 (“Issuance Date”)

Emerge Energy Services LP, a Delaware limited partnership (the “Partnership”), hereby certifies that, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, [BUYER], the registered holder hereof or its permitted assigns (the “Holder”), is entitled, subject to the terms set forth below, to purchase from the Partnership, at the Exercise Price (as defined below) then in effect, upon exercise of this Warrant to Purchase Common Units (including any Warrants to Purchase Common Units issued in exchange, transfer or replacement hereof, the “Warrant”), at any time or times on or after the Issuance Date, but not after 11:59 p.m., New York time, on the Expiration Date (as defined below), 887,099   (subject to adjustment as provided herein) fully paid and non-assessable Common Units (as defined below) (the “Warrant Units”).  Except as otherwise defined herein, capitalized terms in this Warrant shall have the meanings set forth in Section 17.  This Warrant is one of the Warrants to Purchase Common Units (the “SPA Warrants”) issued pursuant to Section 1 of that certain Securities Purchase Agreement, dated as of August 8, 2016 (the “Subscription Date”), by and among the Partnership and the investors (the “Buyers”) referred to therein, as amended from time to time (the “Securities Purchase Agreement”).

1.                                      EXERCISE OF WARRANT.

(a)                                 Mechanics of Exercise.  Subject to the terms and conditions hereof (including, without limitation, the limitations set forth in Section 1(f)), this Warrant may be exercised by the Holder on any day on or after the Issuance Date (an “Exercise Date”), in whole or in part, by delivery (whether via facsimile or otherwise) of a written notice, in the form attached hereto as Exhibit A (the “Exercise Notice”), of the Holder’s election to exercise this Warrant.  Within one (1) Trading Day following an exercise of this Warrant as aforesaid, the Holder shall deliver payment to the Partnership of an amount equal to the Exercise Price in effect on the date of such exercise multiplied by the number of Warrant Units as to which this Warrant was so exercised (the “Aggregate Exercise Price”) in cash or via wire transfer of immediately available funds if the Holder did not notify the Partnership in such Exercise Notice that such exercise was made pursuant to a Cashless Exercise (as defined in Section 1(d)).  The Holder shall not be required to deliver the original of this Warrant in order to effect an exercise hereunder.  Execution and delivery of an Exercise Notice with respect to less than all of the Warrant Units shall have the same effect as cancellation of the original of this Warrant and issuance of a new Warrant evidencing the right to purchase the remaining number of Warrant Units.  Execution and delivery of an Exercise Notice for all of the then-remaining Warrant Units shall have the same effect as cancellation of the original of this Warrant after delivery of the Warrant Units in accordance with the terms hereof.  On or before the first (1st) Trading Day following the date on which the Partnership has received an Exercise Notice, the Partnership shall transmit by facsimile or electronic mail an acknowledgment of confirmation of receipt of such Exercise Notice, in the form attached hereto as Exhibit B, to the Holder and the Partnership’s transfer agent (the “Transfer Agent”), which confirmation shall constitute an instruction to the Transfer Agent to process such Exercise Notice in accordance with the terms herein. On or before the third (3rd) Trading Day following the date on which the Partnership has received such Exercise Notice (or such earlier date as required pursuant to the 1934 Act or other applicable law, rule or regulation for the settlement of a trade of such Warrant Units initiated on the applicable Exercise Date), the Partnership shall (X) provided that the Transfer Agent is participating in The Depository Trust Company (“DTC”) Fast Automated Securities Transfer Program, upon the request of the Holder, credit such aggregate number of Common Units to which the Holder is entitled pursuant to such exercise to the Holder’s or its designee’s balance account with DTC through its Deposit/Withdrawal at Custodian system, or (Y) if the Transfer Agent is not participating in the DTC Fast Automated Securities Transfer Program, upon the request of the Holder, issue and deliver (via reputable overnight courier) to the address as specified in the Exercise Notice, a certificate, registered in the name of the Holder or its designee, for the number of Common Units to which the Holder shall be entitled pursuant to such exercise.  Upon delivery of an Exercise Notice, the Holder shall be deemed for all corporate purposes to have become the holder of record of the Warrant Units with respect to which this Warrant has been exercised, irrespective of the date such Warrant Units are credited to the Holder’s DTC account or the date of delivery of the certificates evidencing such Warrant Units (as the case may be).  If this Warrant is submitted in connection with any exercise pursuant to this Section 1(a) and the number of Warrant Units represented by this Warrant submitted for exercise is greater than the number of Warrant Units being acquired upon an exercise and upon surrender of this Warrant to the Partnership by the Holder, then, at the request of the Holder, the Partnership shall as soon as practicable and in no event later than three (3) Business Days after any exercise and at its own

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expense, issue and deliver to the Holder (or its designee) a new Warrant (in accordance with Section 7(d)) representing the right to purchase the number of Warrant Units purchasable immediately prior to such exercise under this Warrant, less the number of Warrant Units with respect to which this Warrant is exercised.  No fractional Common Units are to be issued upon the exercise of this Warrant, but rather the number of Common Units to be issued shall be rounded up to the nearest whole number.  The Partnership shall pay any and all transfer, stamp, issuance and similar taxes, costs and expenses (including, without limitation, fees and expenses of the Transfer Agent) that may be payable with respect to the issuance and delivery of Warrant Units upon exercise of this Warrant; provided, however, that (i) the Partnership shall not be required to pay any tax which may be payable in respect of any transfer involved in the issuance or delivery of this Warrant or of the Warrant Units in a name other than that of the Holder at the time of surrender, and until the payment of such tax the Partnership shall not be required to issue such Warrant Units, and (ii) the Holder shall be responsible for any income tax due under federal, state or other law as a result of owning this Warrant or any Warrant Units issued upon the exercise of this Warrant.  Notwithstanding the foregoing, except in the case where an exercise of this Warrant is validly made pursuant to a Cashless Exercise, the Partnership’s failure to deliver Warrant Units to the Holder on or prior to the later of (i) three (3) Trading Days after receipt of the applicable Exercise Notice (or such earlier date as required pursuant to the 1934 Act or other applicable law, rule or regulation for the settlement of a trade of such Warrant Units initiated on the applicable Exercise Date) and (ii) one (1) Trading Day after the Partnership’s receipt of the Aggregate Exercise Price (or valid notice of a Cashless Exercise) (such later date, the “Unit Delivery Deadline”) shall not be deemed to be a breach of this Warrant.  Notwithstanding anything to the contrary contained in this Warrant or the Registration Rights Agreement, after the effective date of the Registration Statement (as defined in the Registration Rights Agreement) and prior to the Holder’s receipt of the notice of a Grace Period (as defined in the Registration Rights Agreement), the Partnership shall cause the Transfer Agent to deliver unlegended Common Units to the Holder (or its designee) in connection with any sale of Registrable Securities (as defined in the Registration Rights Agreement) with respect to which the Holder has entered into a contract for sale, and delivered a copy of the prospectus included as part of the particular Registration Statement to the extent applicable, and for which the Holder has not yet settled.  From the Issuance Date through and including the Expiration Date, the Partnership shall maintain a transfer agent that participates in the DTC’s Fast Automated Securities Transfer Program.

(b)                                 Exercise Price.  For purposes of this Warrant, “Exercise Price” means $10.82, subject to adjustment as provided herein.

(c)                                  Partnership’s Failure to Timely Deliver Securities.  If the Partnership shall fail, for any reason or for no reason, on or prior to the Unit Delivery Deadline, either (I) if the Transfer Agent is not participating in the DTC Fast Automated Securities Transfer Program, to issue and deliver to the Holder (or its designee) a certificate for the number of Warrant Units to which the Holder is entitled and register such Warrant Units on the Partnership’s unit register or, if the Transfer Agent is participating in the DTC Fast Automated Securities Transfer Program, to credit the balance account of the Holder or the Holder’s designee with DTC for such number of Warrant Units to which the Holder is entitled upon the Holder’s exercise of this Warrant (as the case may be) or (II) if a Registration Statement covering the resale of the Warrant Units that are

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the subject of the Exercise Notice (the “Unavailable Warrant Units”) is not available for the resale of such Unavailable Warrant Units and the Partnership fails to promptly, but in no event later than as required pursuant to the Registration Rights Agreement (x) so notify the Holder and (y) deliver the Warrant Units electronically without any restrictive legend by crediting such aggregate number of Warrant Units to which the Holder is entitled pursuant to such exercise to the Holder’s or its designee’s balance account with DTC through its Deposit/Withdrawal At Custodian system (the event described in the immediately foregoing clause (II) is hereinafter referred as a “Notice Failure” and together with the event described in clause (I) above, a “Delivery Failure”), and if on or after such Unit Delivery Deadline the Holder purchases (in an open market transaction or otherwise) Common Units to deliver in satisfaction of a sale by the Holder of all or any portion of the number of Common Units issuable upon such exercise that the Holder is entitled to receive from the Partnership (a “Buy-In”), then, in addition to all other remedies available to the Holder, the Partnership shall, within three (3) Business Days after the Holder’s request and in the Holder’s discretion, either (i) pay cash to the Holder in an amount equal to the Holder’s total purchase price (including brokerage commissions and other out-of-pocket expenses, if any) for the Common Units so purchased (including, without limitation, by any other Person in respect, or on behalf, of the Holder) (the “Buy-In Price”), at which point the Partnership’s obligation to so issue and deliver such certificate (and to issue such Common Units) or credit the balance account of such Holder or such Holder’s designee, as applicable, with DTC for the number of Warrant Units to which the Holder is entitled upon the Holder’s exercise hereunder (as the case may be) (and to issue such Warrant Units) shall terminate, or (ii) promptly honor its obligation to so issue and deliver to the Holder a certificate or certificates representing such Warrant Units or credit the balance account of such Holder or such Holder’s designee, as applicable, with DTC for the number of Warrant Units to which the Holder is entitled upon the Holder’s exercise hereunder (as the case may be) and pay cash to the Holder in an amount equal to the excess (if any) of the Buy-In Price over the product of (A) such number of Warrant Units multiplied by (B) the lowest Closing Sale Price of the Common Units on any Trading Day during the period commencing on the date of the applicable Exercise Notice and ending on the date of such issuance and payment under this clause (ii) (the “Buy-In Payment Amount”).  Nothing shall limit the Holder’s right to pursue any other remedies available to it hereunder, at law or in equity, including, without limitation, a decree of specific performance and/or injunctive relief with respect to the Partnership’s failure to timely deliver certificates representing Common Units (or to electronically deliver such Common Units) upon the exercise of this Warrant as required pursuant to the terms hereof.

(d)                                 Cashless Exercise.  Notwithstanding anything contained herein to the contrary (other than Section 1(f) below), if at the time of exercise hereof a Registration Statement (as defined in the Registration Rights Agreement (as defined in the Securities Purchase Agreement)) is not effective (or the prospectus contained therein is not available for use) for the resale by the Holder of all of the Warrant Units, then the Holder may, in its sole discretion, exercise this Warrant in whole or in part and, in lieu of making the cash payment otherwise contemplated to be made to the Partnership upon such exercise in payment of the Aggregate Exercise Price, elect instead to receive upon such exercise the “Net Number” of Warrant Units determined according to the following formula (a “Cashless Exercise”):

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Net Number = (A x B) - (A x C)

                                     D

For purposes of the foregoing formula:

A= the total number of units with respect to which this Warrant is then being exercised.

B = the quotient of (x) the sum of the VWAP of the Common Units of each of the ten (10) Trading Days ending at the close of business on the Principal Market immediately prior to the time of exercise as set forth in the applicable Exercise Notice, divided by (y) ten (10).

C = the Exercise Price then in effect for the applicable Warrant Units at the time of such exercise.

D = the VWAP of the Common Units at the close of business on the Principal Market on the date of the delivery of the applicable Exercise Notice.

For purposes of Rule 144(d) promulgated under the 1933 Act, as in effect on the Subscription Date, it is intended that the Warrant Units issued in a Cashless Exercise shall be deemed to have been acquired by the Holder, and the holding period for the Warrant Units shall be deemed to have commenced, on the date this Warrant was originally issued pursuant to the Securities Purchase Agreement.

(e)                                  Disputes.  In the case of a dispute as to the determination of the Exercise Price or the arithmetic calculation of the number of Warrant Units to be issued pursuant to the terms hereof, the Partnership shall promptly issue to the Holder the number of Warrant Units that are not disputed and resolve such dispute in accordance with Section 13.

(f)                                   Limitations on Exercises.  The Partnership shall not effect the exercise of any portion of this Warrant, and the Holder shall not have the right to exercise any portion of this Warrant, pursuant to the terms and conditions of this Warrant and any such exercise shall be null and void and treated as if never made, to the extent that after giving effect to such exercise, the Holder together with the other Attribution Parties collectively would beneficially own in excess of 4.99% (the “Maximum Percentage”) of the Common Units outstanding immediately after giving effect to such exercise.  For purposes of the foregoing sentence, the aggregate number of Common Units beneficially owned by the Holder and the other Attribution Parties shall include the number of Common Units held by the Holder and all other Attribution Parties plus the number of Common Units issuable upon exercise of this Warrant with respect to which the determination of such sentence is being made, but shall exclude Common Units which would be issuable upon (A) exercise of the remaining, unexercised portion of this Warrant beneficially owned by the Holder or any of the other Attribution Parties and (B) exercise or conversion of the unexercised or unconverted portion of any other securities of the Partnership (including, without limitation, any convertible notes or convertible preferred units or warrants, including other SPA Warrants) beneficially owned by the Holder or any other Attribution Party subject to a limitation on conversion or exercise analogous to the limitation contained in this Section 1(f).  For purposes

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of this Section 1(f)(i), beneficial ownership shall be calculated in accordance with Section 13(d) of the 1934 Act.  For purposes of determining the number of outstanding Common Units the Holder may acquire upon the exercise of this Warrant without exceeding the Maximum Percentage, the Holder may rely on the number of outstanding Common Units as reflected in (x) the Partnership’s most recent Annual Report on Form 10-K, Quarterly Report on Form 10-Q, Current Report on Form 8-K or other public filing with the SEC, as the case may be, (y) a more recent public announcement by the Partnership or (z) any other written notice by the Partnership or the Transfer Agent, if any, setting forth the number of Common Units outstanding (the “Reported Outstanding Unit Number”).  If the Partnership receives an Exercise Notice from the Holder at a time when the actual number of outstanding Common Units is less than the Reported Outstanding Unit Number, the Partnership shall (i) notify the Holder in writing of the number of Common Units then outstanding and, to the extent that such Exercise Notice would otherwise cause the Holder’s beneficial ownership, as determined pursuant to this Section 1(f), to exceed the Maximum Percentage, the Holder must notify the Partnership of a reduced number of Warrant Units to be acquired pursuant to such Exercise Notice (the number of units by which such purchase is reduced, the “Reduction Units”) and (ii) as soon as reasonably practicable, the Partnership shall return to the Holder any exercise price paid by the Holder for the Reduction Units.  For any reason at any time, upon the written or oral request of the Holder, the Partnership shall within one (1) Business Day confirm orally and in writing or by electronic mail to the Holder the number of Common Units then outstanding.  In any case, the number of outstanding Common Units shall be determined after giving effect to the conversion or exercise of securities of the Partnership, including this Warrant, by the Holder and any other Attribution Party since the date as of which the Reported Outstanding Unit Number was reported.  In the event that the issuance of Common Units to the Holder upon exercise of this Warrant results in the Holder and the other Attribution Parties being deemed to beneficially own, in the aggregate, more than the Maximum Percentage of the number of outstanding Common Units (as determined under Section 13(d) of the 1934 Act), the number of units so issued by which the Holder’s and the other Attribution Parties’ aggregate beneficial ownership exceeds the Maximum Percentage (the “Excess Units”) shall be deemed null and void and shall be cancelled ab initio, and the Holder shall not have the power to vote or to transfer the Excess Units.  As soon as reasonably practicable after the issuance of the Excess Units has been deemed null and void, the Partnership shall return to the Holder the exercise price paid by the Holder for the Excess Units.  Upon delivery of a written notice to the Partnership, the Holder may from time to time increase (with such increase not effective until the sixty-first (61st) day after delivery of such notice) or decrease the Maximum Percentage to any other percentage not in excess of 9.99% as specified in such notice; provided that (i) any such increase in the Maximum Percentage will not be effective until the sixty-first (61st) day after such notice is delivered to the Partnership and (ii) any such increase or decrease will apply only to the Holder and the other Attribution Parties and not to any other holder of SPA Warrants that is not an Attribution Party of the Holder.  For purposes of clarity, the Common Units issuable pursuant to the terms of this Warrant in excess of the Maximum Percentage shall not be deemed to be beneficially owned by the Holder for any purpose including for purposes of Section 13(d) or Rule 16a-1(a)(1) of the 1934 Act.  No prior inability to exercise this Warrant pursuant to this paragraph shall have any effect on the applicability of the provisions of this paragraph with respect to any subsequent determination of exercisability. The provisions of this paragraph shall be construed and implemented in a manner otherwise than in strict conformity with the terms of this Section 1(f) to the extent necessary to correct this

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paragraph or any portion of this paragraph which may be defective or inconsistent with the intended beneficial ownership limitation contained in this Section 1(f) or to make changes or supplements necessary or desirable to properly give effect to such limitation.  The limitation contained in this paragraph may not be waived and shall apply to a successor holder of this Warrant.

(g)                                  Taxes.  The Partnership and the Holder agree (a) the Warrant is properly treated, for U.S. federal income tax purposes, as a noncompensatory option (as defined in U.S. Treasury regulation section 1.721-2(f)); (b) the Warrant will not be treated as exercised, for U.S. federal income tax purposes, upon issuance and, thus, the Holder will not receive any allocation of income, gain, loss or deduction prior to the receipt of Common Units acquired upon exercise of the Warrant; (c) to follow the U.S. Treasury regulations regarding the exercise of noncompensatory options (as defined in U.S. Treasury regulation section 1.721-2(f)) with respect to the U.S. federal income tax treatment of the Warrant and the capital account treatment with respect to the Common Units acquired upon exercise of the Warrant, including with respect to a capital account reallocation in connection with the revaluation of property in accordance with U.S. Treasury regulation section 1.704-1(b)(2)(iv)(s) and (d) if, as a result of the exercise of a Warrant, a capital account reallocation is required under U.S. Treasury regulation section 1.704-1(b)(2)(iv)(s), the General Partner shall make corrective allocations pursuant to U.S. Treasury regulation section 1.704-1(b)(4)(x).

2.                                      ADJUSTMENT OF EXERCISE PRICE AND NUMBER OF WARRANT UNITS.  The Exercise Price and number of Warrant Units issuable upon exercise of this Warrant are subject to adjustment from time to time as set forth in this Section 2.

(a)                                 Unit Dividends and Splits.  Without limiting any provision of Section 2(b) or Section 4, if the Partnership, but excluding any Distributions made to the Holder pursuant to Section 3 below (or held in abeyance in accordance with Section 3 below), at any time on or after the Subscription Date, (i) pays a unit dividend on one or more classes of its then outstanding Common Units or otherwise makes a distribution on any class of units that is payable in Common Units, (ii) subdivides (by any unit split, unit dividend, recapitalization or otherwise) one or more classes of its then outstanding Common Units into a larger number of units or (iii) combines (by combination, reverse unit split or otherwise) one or more classes of its then outstanding Common Units into a smaller number of units, then in each such case the Exercise Price shall be multiplied by a fraction of which the numerator shall be the number of Common Units outstanding immediately before such event and of which the denominator shall be the number of Common Units outstanding immediately after such event.  Any adjustment made pursuant to clause (i) of this paragraph shall become effective immediately after the record date for the determination of unitholders entitled to receive such dividend or distribution, and any adjustment pursuant to clause (ii) or (iii) of this paragraph shall become effective immediately after the effective date of such subdivision or combination.  If any event requiring an adjustment under this paragraph occurs during the period that an Exercise Price is calculated hereunder, then the calculation of such Exercise Price shall be adjusted appropriately to reflect such event.

(b)                                 Adjustment Upon Issuance of Units of Common Units.  If and whenever on or after the Subscription Date, the Partnership issues or sells, or in accordance with this Section 2 is

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deemed to have issued or sold, any Common Units (including the issuance or sale of Common Units owned or held by or for the account of the Partnership, but excluding any Excluded Securities issued or sold or deemed to have been issued or sold) for a consideration per unit (the “New Issuance Price”) less than a price equal to the Exercise Price in effect immediately prior to such issuance or sale or deemed issuance or sale (such Exercise Price then in effect is referred to herein as the “Applicable Price”) (the foregoing a “Dilutive Issuance”), then immediately after such Dilutive Issuance, the Exercise Price then in effect shall be reduced to an amount equal to (x) if such Dilutive Issuance occurs prior to the later of (1) the 90th calendar day after the Issuance Date and (2) the Effective Date (as defined in the Registration Rights Agreement) of the initial Registration Statement filed pursuant to the Registration Rights Agreement (such later date, the “Trigger Date”), the New Issuance Price or (y) and if on or prior to the Trigger Date the Partnership shall have failed to consummate the transactions contemplated by that certain Purchase and Sale Agreement, dated June 23, 2016, by and among the Partnership, Emerge Energy Services Operating LLC, Susser Petroleum Operating Company LLC and Sunoco LP (collectively, the “Sale Transaction”), the product of (A) the Applicable Price and (B) the quotient determined by dividing (1) the sum of (I) the product derived by multiplying the Conversion Price in effect immediately prior to such Dilutive Issuance and the number of Common Units Deemed Outstanding immediately prior to such Dilutive Issuance plus (II) the consideration, if any, received by the Partnership upon such Dilutive Issuance, by (2) the product derived by multiplying (I) the Applicable Price by (II) the number of Common Units Deemed Outstanding immediately after such Dilutive Issuance.  For the avoidance of doubt, if the Partnership shall have consummated the Sale Transaction on or prior to the Trigger Date, from and after the Trigger Date no further adjustments to the Exercise Price shall occur pursuant to this Section 2(b).  For all purposes of the foregoing (including, without limitation, determining the adjusted Exercise Price and the New Issuance Price under this Section 2(b)), the following shall be applicable:

(i)                                     Issuance of Options.  If the Partnership in any manner grants or sells any Options and the lowest price per unit for which one Common Units is at any time issuable upon the exercise of any such Option or upon conversion, exercise or exchange of any Convertible Securities issuable upon exercise of any such Option or otherwise pursuant to the terms thereof is less than the Applicable Price, then such Common Units shall be deemed to be outstanding and to have been issued and sold by the Partnership at the time of the granting or sale of such Option for such price per unit.  For purposes of this Section 2(b)(i), the “lowest price per unit for which one Common Units is issuable upon the exercise of any such Options or upon conversion, exercise or exchange of any Convertible Securities issuable upon exercise of any such Option or otherwise pursuant to the terms thereof”  shall be equal to (1) the lower of (x) the sum of the lowest amounts of consideration (if any) received or receivable by the Partnership with respect to any one Common Units upon the granting or sale of such Option, upon exercise of such Option and upon conversion, exercise or exchange of any Convertible Security issuable upon exercise of such Option or otherwise pursuant to the terms thereof and (y) the lowest exercise price set forth in such Option for which one Common Units is issuable upon the exercise of any such Options or upon conversion, exercise or exchange of any Convertible Securities issuable upon exercise of any such Option or otherwise pursuant to the terms thereof minus (2) the sum of all amounts paid or payable to the holder of such

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Option (or any other Person) upon the granting or sale of such Option, upon exercise of such Option and upon conversion, exercise or exchange of any Convertible Security issuable upon exercise of such Option or otherwise pursuant to the terms thereof plus the value of any other consideration received or receivable by, or benefit conferred on, the holder of such Option (or any other Person).  Except as contemplated below, no further adjustment of the Exercise Price shall be made upon the actual issuance of such Common Units or of such Convertible Securities upon the exercise of such Options or otherwise pursuant to the terms of or upon the actual issuance of such Common Units upon conversion, exercise or exchange of such Convertible Securities.

(ii)                                  Issuance of Convertible Securities.  If the Partnership in any manner issues or sells any Convertible Securities and the lowest price per unit for which one Common Units is at any time issuable upon the conversion, exercise or exchange thereof or otherwise pursuant to the terms thereof is less than the Applicable Price, then such Common Units shall be deemed to be outstanding and to have been issued and sold by the Partnership at the time of the issuance or sale of such Convertible Securities for such price per unit.  For the purposes of this Section 2(b)(ii), the “lowest price per unit for which one Common Units is issuable upon the conversion, exercise or exchange thereof or otherwise pursuant to the terms thereof” shall be equal to (1) the lower of (x) the sum of the lowest amounts of consideration (if any) received or receivable by the Partnership with respect to one Common Units upon the issuance or sale of the Convertible Security and upon conversion, exercise or exchange of such Convertible Security or otherwise pursuant to the terms thereof and (y) the lowest conversion price set forth in such Convertible Security for which one Common Units is issuable upon conversion, exercise or exchange thereof or otherwise pursuant to the terms thereof minus (2) the sum of all amounts paid or payable to the holder of such Convertible Security (or any other Person) upon the issuance or sale of such Convertible Security plus the value of any other consideration received or receivable by, or benefit conferred on, the holder of such Convertible Security (or any other Person).  Except as contemplated below, no further adjustment of the Exercise Price shall be made upon the actual issuance of such Common Units upon conversion, exercise or exchange of such Convertible Securities or otherwise pursuant to the terms thereof, and if any such issuance or sale of such Convertible Securities is made upon exercise of any Options for which adjustment of this Warrant has been or is to be made pursuant to other provisions of this Section 2(b), except as contemplated below, no further adjustment of the Exercise Price shall be made by reason of such issuance or sale.

(iii)                               Change in Option Price or Rate of Conversion.  If the purchase or exercise price provided for in any Options, the additional consideration, if any, payable upon the issue, conversion, exercise or exchange of any Convertible Securities, or the rate at which any Convertible Securities are convertible into or exercisable or exchangeable for Common Units increases or decreases at any time (other than proportional changes in conversion or exercise prices, as applicable, in connection with an event referred to in Section 2(a)), the Exercise Price in effect at the time of such increase or decrease shall be adjusted to the Exercise Price which would have been in effect at such time had such Options or Convertible Securities provided for such increased or decreased purchase

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price, additional consideration or increased or decreased conversion rate, as the case may be, at the time initially granted, issued or sold.  For purposes of this Section 2(b)(iii), if the terms of any Option or Convertible Security that was outstanding as of the Subscription Date are increased or decreased in the manner described in the immediately preceding sentence, then such Option or Convertible Security and the Common Units deemed issuable upon exercise, conversion or exchange thereof shall be deemed to have been issued as of the date of such increase or decrease.  No adjustment pursuant to this Section 2(b) shall be made if such adjustment would result in an increase of the Exercise Price then in effect.

(iv)                              Calculation of Consideration Received.  If any Option and/or Convertible Security and/or Adjustment Right is issued in connection with the issuance or sale or deemed issuance or sale of any other securities of the Partnership (as determined by the Holder, the “Primary Security”, and such Option and/or Convertible Security and/or Adjustment Right, the “Secondary Securities”), together comprising one integrated transaction, (or one or more transactions if such issuances or sales or deemed issuances or sales of securities of the Partnership either (A) have at least one investor or purchaser in common, (B) are consummated in reasonable proximity to each other and/or (C) are consummated under the same plan of financing) the aggregate consideration per Common Units with respect to such Primary Security shall be deemed to be equal to the difference of (x) the lowest price per unit for which one Common Units was issued (or was deemed to be issued pursuant to Section 2(b)(i) or 2(b)(ii) above, as applicable) in such integrated transaction solely with respect to such Primary Security, minus (y) with respect to such Secondary Securities, the sum of (I) the Black Scholes Consideration Value of each such Option, if any, (II) the fair market value (as determined by the Holder in good faith) or the Black Scholes Consideration Value, as applicable, of such Adjustment Right, if any, and (III) the fair market value (as determined by the Holder) of such Convertible Security, if any, in each case, as determined on a per unit basis in accordance with this Section 2(b)(iv).  If any Common Units, Options or Convertible Securities are issued or sold or deemed to have been issued or sold for cash, the consideration received therefor (for the purpose of determining the consideration paid for such Common Units, Option or Convertible Security, but not for the purpose of the calculation of the Black Scholes Consideration Value) will be deemed to be the net amount of consideration received by the Partnership therefor.  If any Common Units, Options or Convertible Securities are issued or sold for a consideration other than cash, the amount of such consideration received by the Partnership (for the purpose of determining the consideration paid for such Common Units, Option or Convertible Security, but not for the purpose of the calculation of the Black Scholes Consideration Value) will be the fair value of such consideration, except where such consideration consists of publicly traded securities, in which case the amount of consideration received by the Partnership for such securities will be the arithmetic average of the VWAPs of such security for each of the five (5) Trading Days immediately preceding the date of receipt.  If any Common Units, Options or Convertible Securities are issued to the owners of the non-surviving entity in connection with any merger in which the Partnership is the surviving entity, the amount of consideration therefor (for the purpose of determining the consideration paid for such Common Units, Option or Convertible Security, but not for

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the purpose of the calculation of the Black Scholes Consideration Value) will be deemed to be the fair value of such portion of the net assets and business of the non-surviving entity as is attributable to such Common Units, Options or Convertible Securities (as the case may be).  The fair value of any consideration other than cash or publicly traded securities will be determined jointly by the Partnership and the Holder.  If such parties are unable to reach agreement within ten (10) days after the occurrence of an event requiring valuation (the “Valuation Event”), the fair value of such consideration will be determined within five (5) Trading Days after the tenth (10th) day following such Valuation Event by an independent, reputable appraiser jointly selected by the Partnership and the Holder.  The determination of such appraiser shall be final and binding upon all parties absent manifest error and the fees and expenses of such appraiser shall be borne by the Partnership.

(v)           Record Date.  If the Partnership takes a record of the holders of Common Units for the purpose of entitling them (A) to receive a dividend or other distribution payable in Common Units, Options or in Convertible Securities or (B) to subscribe for or purchase Common Units, Options or Convertible Securities, then such record date will be deemed to be the date of the issuance or sale of the Common Units deemed to have been issued or sold upon the declaration of such dividend or the making of such other distribution or the date of the granting of such right of subscription or purchase (as the case may be).

(c)           Number of Warrant Units.  Simultaneously with any adjustment to the Exercise Price pursuant to this Section 2(a), the number of Warrant Units that may be purchased upon exercise of this Warrant shall be increased or decreased proportionately, so that after such adjustment the aggregate Exercise Price payable hereunder for the adjusted number of Warrant Units shall be the same as the aggregate Exercise Price in effect immediately prior to such adjustment (without regard to any limitations on exercise contained herein).

(d)           Holder’s Right of Alternative Exercise Price Following Issuance of Certain Options or Convertible Securities.  In addition to and not in limitation of the other provisions of this Section 2, if at any time the Series A Preferred Units remain outstanding the Partnership in any manner issues or sells or enters into any agreement to issue or sell, any Common Units, Options or Convertible Securities (any such securities, “Variable Price Securities”) after the Subscription Date that are issuable pursuant to such agreement or convertible into or exchangeable or exercisable for Common Units at a price which varies or may vary with the market price of the Common Units, including by way of one or more reset(s) to a fixed price, but exclusive of such formulations reflecting customary anti-dilution provisions (such as unit splits, unit combinations, unit dividends and similar transactions) (each of the formulations for such variable price being herein referred to as, the “Variable Price”), the Partnership shall provide written notice thereof via facsimile and overnight courier to the Holder on the date of such agreement and the issuance of such Convertible Securities or Options.  From and after the date the Partnership enters into such agreement or issues any such Variable Price Securities until such time as no Series A Preferred Units remain outstanding, the Holder shall have the right, but not the obligation, in its sole discretion to substitute the Variable Price for the Exercise Price upon exercise of this Warrant by designating in the Exercise Notice delivered upon any exercise of

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this Warrant that solely for purposes of such exercise the Holder is relying on the Variable Price rather than the Exercise Price then in effect.  The Holder’s election to rely on a Variable Price for a particular exercise of this Warrant shall not obligate the Holder to rely on a Variable Price for any future exercises of this Warrant.

(e)           Other Events.  In the event that the Partnership (or any Subsidiary (as defined in the Securities Purchase Agreement)) shall take any action to which the provisions hereof are not strictly applicable, or, if applicable, would not operate to protect the Holder from dilution or if any event occurs of the type contemplated by the provisions of this Section 2 but not expressly provided for by such provisions (including, without limitation, the granting of unit appreciation rights, phantom unit rights or other rights with equity features), then the Partnership’s board of directors shall in good faith determine and implement an appropriate adjustment in the Exercise Price and the number of Warrant Units (if applicable) so as to protect the rights of the Holder, provided that no such adjustment pursuant to this Section 2(e) will increase the Exercise Price or decrease the number of Warrant Units as otherwise determined pursuant to this Section 2, provided further that if the Holder does not accept such adjustments as appropriately protecting its interests hereunder against such dilution, then the Partnership’s board of directors and the Holder shall agree, in good faith, upon an independent investment bank of nationally recognized standing to make such appropriate adjustments, whose determination shall be final and binding absent manifest error and whose fees and expenses shall be borne by the Partnership.

(f)            Calculations.  All calculations under this Section 2 shall be made by rounding to the nearest cent or the nearest 1/100th of a unit, as applicable.  The number of Common Units outstanding at any given time shall not include units owned or held by or for the account of the Partnership, and the disposition of any such units shall be considered an issuance or sale of Common Units.

(g)           Voluntary Adjustment By Partnership.  The Partnership may at any time during the term of this Warrant, with the prior written consent of the Required Holders (as defined in the Securities Purchase Agreement), reduce the then current Exercise Price to any amount and for any period of time deemed appropriate by the board of directors of the Partnership.

3.             RIGHTS UPON DISTRIBUTION OF ASSETS.  In addition to any adjustments pursuant to Section 2 above, if the Partnership shall declare or make any dividend or other distribution of its assets (or rights to acquire its assets) to holders of Common Units, by way of return of capital or otherwise (including, without limitation, any distribution of cash, units or other securities, property, options, evidence of indebtedness or any other assets by way of a dividend, spin off, reclassification, corporate rearrangement, scheme of arrangement or other similar transaction (a “Distribution”), at any time after the issuance of this Warrant, then, in each such case, the Holder shall be entitled to participate in such Distribution to the same extent that the Holder would have participated therein if the Holder had held the number of Common Units acquirable upon complete exercise of this Warrant (without regard to any limitations or restrictions on exercise of this Warrant, including without limitation, the Maximum Percentage) immediately before the date on which a record is taken for such Distribution, or, if no such record is taken, the date as of which the record holders of Common Units are to be determined for the participation in such Distribution (provided, however, that to the extent that the Holder’s right to participate in any such Distribution would result in the Holder and the other Attribution Parties exceeding the

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Maximum Percentage, then the Holder shall not be entitled to participate in such Distribution to the extent of the Maximum Percentage (and shall not be entitled to beneficial ownership of such Common Units as a result of such Distribution (and beneficial ownership) to the extent of any such excess) and the portion of such Distribution shall be held in abeyance for the benefit of the Holder until such time or times, if ever, as its right thereto would not result in the Holder and the other Attribution Parties exceeding the Maximum Percentage, at which time or times the Holder shall be granted such Distribution (and any Distributions declared or made on such initial Distribution or on any subsequent Distribution held similarly in abeyance) to the same extent as if there had been no such limitation).

4.             PURCHASE RIGHTS; FUNDAMENTAL TRANSACTIONS.

(a)           Purchase Rights.  In addition to any adjustments pursuant to Section 2 above, if at any time the Partnership grants, issues or sells any Options, Convertible Securities or rights to purchase units, warrants, securities or other property pro rata to the record holders of any class of Common Units (the “Purchase Rights”), then the Holder will be entitled to acquire, upon the terms applicable to such Purchase Rights, the aggregate Purchase Rights which the Holder could have acquired if the Holder had held the number of Common Units acquirable upon complete exercise of this Warrant (without regard to any limitations or restrictions on exercise of this Warrant, including without limitation, the Maximum Percentage) immediately before the date on which a record is taken for the grant, issuance or sale of such Purchase Rights, or, if no such record is taken, the date as of which the record holders of Common Units are to be determined for the grant, issuance or sale of such Purchase Rights (provided, however, that to the extent that the Holder’s right to participate in any such Purchase Right would result in the Holder and the other Attribution Parties exceeding the Maximum Percentage, then the Holder shall not be entitled to participate in such Purchase Right to the extent of the Maximum Percentage (and shall not be entitled to beneficial ownership of such Common Units as a result of such Purchase Right (and beneficial ownership) to the extent of any such excess) and such Purchase Right to such extent shall be held in abeyance for the benefit of the Holder until such time or times, if ever, as its right thereto would not result in the Holder and the other Attribution Parties exceeding the Maximum Percentage, at which time or times the Holder shall be granted such right (and any Purchase Right granted, issued or sold on such initial Purchase Right or on any subsequent Purchase Right held similarly in abeyance) to the same extent as if there had been no such limitation).

(b)           Fundamental Transaction.  If after the date hereof the Partnership shall enter into or become a party to a Fundamental Transaction, then, and in the case of each such transaction, proper provision shall be made so that upon the basis and the terms and in the manner provided in this Warrant, the Holder, upon the exercise hereof at any time after the consummation of such transaction, shall be entitled to receive (after giving effect to the payment of the aggregate Exercise Price in effect at the time of such consummation) for all Warrant Units issuable upon such exercise immediately prior to such consummation), in lieu of the Warrant Units issuable upon such exercise prior to such consummation, the greatest amount of cash, securities or other property to which such Holder would actually have been entitled as an equity holder upon such consummation if such Holder had exercised the rights represented by this Warrant immediately

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prior thereto, subject to adjustments (subsequent to such consummation) as nearly equivalent as possible to the adjustments provided for in Section 2.

(c)           Black Scholes Value.  Notwithstanding the foregoing and the provisions of Section 4(b) above, at the request of the Holder delivered at any time commencing on the earliest to occur of (x) the public disclosure of any Fundamental Transaction, (y) the consummation of any Fundamental Transaction and (z) the Holder first becoming aware of any Fundamental Transaction through the date that is ninety (90) days after the public disclosure of the consummation of such Fundamental Transaction by the Partnership pursuant to a Current Report on Form 8-K filed with the SEC, the Partnership or the Successor Entity (as the case may be) shall purchase this Warrant from the Holder on the date of such request by paying to the Holder cash in an amount equal to the Black Scholes Value.  Payment of such amounts shall be made by the Partnership (or at the Partnership’s direction) to the Holder on or prior to the later of (x) the second (2nd) Trading Day after the date of such request and (y) the date of consummation of such Fundamental Transaction. Notwithstanding the foregoing, payments made under this Section 4(c) shall not be duplicative of payments made under Section 4(b) above.

(d)           Application.  The provisions of this Section 4 shall apply similarly and equally to successive Fundamental Transactions and shall be applied as if this Warrant (and any such subsequent warrants) were fully exercisable and without regard to any limitations on the exercise of this Warrant (provided that the Holder shall continue to be entitled to the benefit of the Maximum Percentage, applied however with respect to units or other securities registered under the 1934 Act and thereafter receivable upon exercise of this Warrant (or any such other warrant)).

5.             NONCIRCUMVENTION.  The Partnership hereby covenants and agrees that the Partnership will not, by amendment of its Limited Partnership Agreement or through any reorganization, transfer of assets, consolidation, merger, scheme of arrangement, dissolution, issuance or sale of securities, or any other voluntary action,  avoid or seek to avoid the observance or performance of any of the terms of this Warrant, and will at all times in good faith carry out all the provisions of this Warrant and take all action as may be required to protect the rights of the Holder.  Without limiting the generality of the foregoing, the Partnership (a) shall not increase the par value of any Common Units receivable upon the exercise of this Warrant above the Exercise Price then in effect, and (b) shall take all such actions as may be necessary or appropriate in order that the Partnership may validly and legally issue fully paid and non-assessable Common Units upon the exercise of this Warrant.

6.             WARRANT HOLDER NOT DEEMED A UNITHOLDER.  Except as otherwise specifically provided herein, the Holder, solely in its capacity as a holder of this Warrant, shall not be entitled to vote or receive dividends or be deemed the holder of units of the Partnership for any purpose, nor shall anything contained in this Warrant be construed to confer upon the Holder, solely in its capacity as the Holder of this Warrant, any of the rights of a unitholder of the Partnership or any right to vote, give or withhold consent to any corporate action (whether any reorganization, issue of units, reclassification of units, consolidation, merger, conveyance or otherwise), receive notice of meetings, receive dividends or subscription rights, or otherwise, prior to the issuance to the Holder of the Warrant Units which it is then entitled to receive upon the due exercise of this Warrant.  In addition, nothing contained in this Warrant shall be

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construed as imposing any liabilities on the Holder to purchase any securities (upon exercise of this Warrant or otherwise) or as a unitholder of the Partnership, whether such liabilities are asserted by the Partnership or by creditors of the Partnership.  Notwithstanding this Section 6, the Partnership shall provide the Holder with copies of the same notices and other information given to the unitholders of the Partnership generally, contemporaneously with the giving thereof to the unitholders.

7.             REISSUANCE OF WARRANTS.

(a)           Transfer of Warrant.  If this Warrant is to be transferred, the Holder shall surrender this Warrant to the Partnership, whereupon the Partnership will forthwith issue and deliver upon the order of the Holder a new Warrant (in accordance with Section 7(d)), registered as the Holder may request, representing the right to purchase the number of Warrant Units being transferred by the Holder and, if less than the total number of Warrant Units then underlying this Warrant is being transferred, a new Warrant (in accordance with Section 7(d)) to the Holder representing the right to purchase the number of Warrant Units not being transferred.

(b)           Lost, Stolen or Mutilated Warrant.  Upon receipt by the Partnership of evidence reasonably satisfactory to the Partnership of the loss, theft, destruction or mutilation of this Warrant (as to which a written certification and the indemnification contemplated below shall suffice as such evidence), and, in the case of loss, theft or destruction, of any indemnification undertaking by the Holder to the Partnership in customary and reasonable form and, in the case of mutilation, upon surrender and cancellation of this Warrant, the Partnership shall execute and deliver to the Holder a new Warrant (in accordance with Section 7(d)) representing the right to purchase the Warrant Units then underlying this Warrant.

(c)           Exchangeable for Multiple Warrants.  This Warrant is exchangeable, upon the surrender hereof by the Holder at the principal office of the Partnership, for a new Warrant or Warrants (in accordance with Section 7(d)) representing in the aggregate the right to purchase the number of Warrant Units then underlying this Warrant, and each such new Warrant will represent the right to purchase such portion of such Warrant Units as is designated by the Holder at the time of such surrender; provided, however, no warrants for fractional Common Units shall be given.

(d)           Issuance of New Warrants.  Whenever the Partnership is required to issue a new Warrant pursuant to the terms of this Warrant, such new Warrant (i) shall be of like tenor with this Warrant, (ii) shall represent, as indicated on the face of such new Warrant, the right to purchase the Warrant Units then underlying this Warrant (or in the case of a new Warrant being issued pursuant to Section 7(a) or Section 7(c), the Warrant Units designated by the Holder which, when added to the number of Common Units underlying the other new Warrants issued in connection with such issuance, does not exceed the number of Warrant Units then underlying this Warrant), (iii) shall have an issuance date, as indicated on the face of such new Warrant which is the same as the Issuance Date, and (iv) shall have the same rights and conditions as this Warrant.

8.             NOTICES.  Whenever notice is required to be given under this Warrant, unless otherwise provided herein, such notice shall be given in accordance with Section 9(f) of the Securities

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Purchase Agreement.  The Partnership shall provide the Holder with prompt written notice of all actions taken pursuant to this Warrant (other than the issuance of Common Units upon exercise in accordance with the terms hereof), including in reasonable detail a description of such action and the reason therefor.  Without limiting the generality of the foregoing, the Partnership will give written notice to the Holder (i) immediately upon each adjustment of the Exercise Price and the number of Warrant Units, setting forth in reasonable detail, and certifying, the calculation of such adjustment(s), (ii) at least fifteen (15) days prior to the date on which the Partnership closes its books or takes a record (A) with respect to any dividend or distribution upon the Common Units, (B) with respect to any grants, issuances or sales of any Options, Convertible Securities or rights to purchase units, warrants, securities or other property to holders of Common Units or (C) for determining rights to vote with respect to any Fundamental Transaction, dissolution or liquidation, provided in each case that such information shall be made known to the public prior to or in conjunction with such notice being provided to the Holder, and (iii) at least fifteen (15) Trading Days prior to the consummation of any Fundamental Transaction.  To the extent that any notice provided hereunder constitutes, or contains, material, non-public information regarding the Partnership or any of its Subsidiaries, the Partnership shall simultaneously file such notice with the SEC (as defined in the Securities Purchase Agreement) pursuant to a Current Report on Form 8-K.  If the Partnership or any of its Subsidiaries provides material non-public information to the Holder that is not simultaneously filed in a Current Report on Form 8-K and the Holder has not agreed to receive such material non-public information, the Partnership hereby covenants and agrees that the Holder shall not have any duty of confidentiality to the Partnership, any of its Subsidiaries or any of their respective officers, directors, employees, affiliates or agents with respect to, or a duty to any of the foregoing not to trade on the basis of, such material non-public information. It is expressly understood and agreed that the time of execution specified by the Holder in each Exercise Notice shall be definitive and may not be disputed or challenged by the Partnership.

9.             AMENDMENT AND WAIVER.  Except as otherwise provided herein, the provisions of this Warrant (other than Section 1(f)) may be amended and the Partnership may take any action herein prohibited, or omit to perform any act herein required to be performed by it, only if the Partnership has obtained the written consent of the Holder.  No waiver shall be effective unless it is in writing and signed by an authorized representative of the waiving party.

10.          SEVERABILITY.  If any provision of this Warrant is prohibited by law or otherwise determined to be invalid or unenforceable by a court of competent jurisdiction, the provision that would otherwise be prohibited, invalid or unenforceable shall be deemed amended to apply to the broadest extent that it would be valid and enforceable, and the invalidity or unenforceability of such provision shall not affect the validity of the remaining provisions of this Warrant so long as this Warrant as so modified continues to express, without material change, the original intentions of the parties as to the subject matter hereof and the prohibited nature, invalidity or unenforceability of the provision(s) in question does not substantially impair the respective expectations or reciprocal obligations of the parties or the practical realization of the benefits that would otherwise be conferred upon the parties.  The parties will endeavor in good faith negotiations to replace the prohibited, invalid or unenforceable provision(s) with a valid provision(s), the effect of which comes as close as possible to that of the prohibited, invalid or unenforceable provision(s).

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11.          GOVERNING LAW.  This Warrant shall be governed by and construed and enforced in accordance with, and all questions concerning the construction, validity, interpretation and performance of this Warrant shall be governed by, the internal laws of the State of Delaware, without giving effect to any choice of law or conflict of law provision or rule (whether of the State of Delaware or any other jurisdictions) that would cause the application of the laws of any jurisdictions other than the State of Delaware.  The Partnership and the Holder each hereby irrevocably waives personal service of process and consents to process being served in any such suit, action or proceeding by mailing a copy thereof to the Partnership or the Holder at the address set forth in Section 9(f) of the Securities Purchase Agreement and agrees that such service shall constitute good and sufficient service of process and notice thereof.  The Partnership and the Holder each hereby irrevocably submits to the exclusive jurisdiction of the state and federal courts sitting in The City of New York, Borough of Manhattan, for the adjudication of any dispute hereunder or in connection herewith or with any transaction contemplated hereby or discussed herein thereby (except for any disputes arising under the Limited Partnership Agreement and the LP Amendment, which shall be adjudicated exclusively in state court in the State of Delaware), and hereby irrevocably waives, and agrees not to assert in any suit, action or proceeding, any claim that it is not personally subject to the jurisdiction of any such court, that such suit, action or proceeding is brought in an inconvenient forum or that the venue of such suit, action or proceeding is improper.  Nothing contained herein shall be deemed to limit in any way any right to serve process in any manner permitted by law.  Nothing contained herein shall be deemed or operate to preclude the Holder from bringing suit or taking other legal action against the Partnership in any other jurisdiction to collect on the Partnership’s obligations to the Holder, to realize on any collateral or any other security for such obligations, or to enforce a judgment or other court ruling in favor of the Holder.  THE PARTNERSHIP AND THE HOLDER EACH HEREBY IRREVOCABLY WAIVES ANY RIGHT IT MAY HAVE TO, AND AGREES NOT TO REQUEST, A JURY TRIAL FOR THE ADJUDICATION OF ANY DISPUTE HEREUNDER OR IN CONNECTION WITH OR ARISING OUT OF THIS WARRANT OR ANY TRANSACTION CONTEMPLATED HEREBY.

12.          CONSTRUCTION; HEADINGS.  This Warrant shall be deemed to be jointly drafted by the Partnership and the Holder and shall not be construed against any Person as the drafter hereof.  The headings of this Warrant are for convenience of reference and shall not form part of, or affect the interpretation of, this Warrant.  Terms used in this Warrant but defined in the other Transaction Documents shall have the meanings ascribed to such terms on the Closing Date (as defined in the Securities Purchase Agreement) in such other Transaction Documents unless otherwise consented to in writing by the Holder.

13.          DISPUTE RESOLUTION.

(a)           Submission to Dispute Resolution.

(i)            In the case of a dispute relating to the Exercise Price, the Closing Sale Price, Black Scholes Consideration Value, Black Scholes Value or fair market value or the arithmetic calculation of the number of Warrant Units (as the case may be) (including, without limitation, a dispute relating to the determination of any of the foregoing), the Partnership or the Holder (as the case may be) shall submit the dispute to

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the other party via facsimile (A) if by the Partnership, within two (2) Business Days after the occurrence of the circumstances giving rise to such dispute or (B) if by the Holder, at any time after the Holder learned of the circumstances giving rise to such dispute.  If the Holder and the Partnership are unable to promptly resolve such dispute relating to such Exercise Price, such Closing Sale Price, such Black Scholes Consideration Value, Black Scholes Value or such fair market value or such arithmetic calculation of the number of Warrant Units (as the case may be), at any time after the second (2nd) Business Day following such initial notice by the Partnership or the Holder (as the case may be) of such dispute to the Partnership or the Holder (as the case may be), then the Holder may, at its sole option, select an independent, reputable investment bank to resolve such dispute.

(ii)           The Holder and the Partnership shall each deliver to such investment bank (A) a copy of the initial dispute submission so delivered in accordance with the first sentence of this Section 13 and (B) written documentation supporting its position with respect to such dispute, in each case, no later than 5:00 p.m. (New York time) by the fifth (5th) Business Day immediately following the date on which the Holder selected such investment bank (the “Dispute Submission Deadline”) (the documents referred to in the immediately preceding clauses (A) and (B) are collectively referred to herein as the “Required Dispute Documentation”) (it being understood and agreed that if either the Holder or the Partnership fails to so deliver all of the Required Dispute Documentation by the Dispute Submission Deadline, then the party who fails to so submit all of the Required Dispute Documentation shall no longer be entitled to (and hereby waives its right to) deliver or submit any written documentation or other support to such investment bank with respect to such dispute and such investment bank shall resolve such dispute based solely on the Required Dispute Documentation that was delivered to such investment bank prior to the Dispute Submission Deadline). Unless otherwise agreed to in writing by both the Partnership and the Holder or otherwise requested by such investment bank, neither the Partnership nor the Holder shall be entitled to deliver or submit any written documentation or other support to such investment bank in connection with such dispute (other than the Required Dispute Documentation).

(iii)          The Partnership and the Holder shall cause such investment bank to determine the resolution of such dispute and notify the Partnership and the Holder of such resolution no later than ten (10) Business Days immediately following the Dispute Submission Deadline. The fees and expenses of such investment bank shall be borne solely by the Partnership, and such investment bank’s resolution of such dispute shall be final and binding upon all parties absent manifest error.

(b)           Miscellaneous.  The Partnership expressly acknowledges and agrees that (i) this Section 13 constitutes an agreement to arbitrate between the Partnership and the Holder (and constitutes an arbitration agreement) under the rules then in effect under § 7501, et seq. of the New York Civil Practice Law and Rules (“CPLR”) and that the Holder is authorized to apply for an order to compel arbitration pursuant to CPLR § 7503(a) in order to compel compliance with this Section 13, (ii) a dispute relating to the Exercise Price includes, without limitation, disputes as to (A) whether an issuance or sale or deemed issuance or sale of Common Units occurred under Section 2(b), (B) the consideration per unit at which an issuance or deemed issuance of

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Common Units occurred, (C) whether any issuance or sale or deemed issuance or sale of Common Units was an issuance or sale or deemed issuance or sale of Excluded Securities, (D) whether an agreement, instrument, security or the like constitutes and Option or Convertible Security and (E) whether a Dilutive Issuance occurred, (iii) the terms of this Warrant and each other applicable Transaction Document shall serve as the basis for the selected investment bank’s resolution of the applicable dispute, such investment bank shall be entitled (and is hereby expressly authorized) to make all findings, determinations and the like that such investment bank determines are required to be made by such investment bank in connection with its resolution of such dispute (including, without limitation, determining (A) whether an issuance or sale or deemed issuance or sale of Common Units occurred under Section 2(b), (B) the consideration per unit at which an issuance or deemed issuance of Common Units occurred, (C) whether any issuance or sale or deemed issuance or sale of Common Units was an issuance or sale or deemed issuance or sale of Excluded Securities, (D) whether an agreement, instrument, security or the like constitutes and Option or Convertible Security and (E) whether a Dilutive Issuance occurred) and in resolving such dispute such investment bank shall apply such findings, determinations and the like to the terms of this Warrant and any other applicable Transaction Documents, (iv) the Holder (and only the Holder), in its sole discretion, shall have the right to submit any dispute described in this Section 13 to any state or federal court sitting in The City of New York, Borough of Manhattan in lieu of utilizing the procedures set forth in this Section 13 and (v) nothing in this Section 13 shall limit the Holder from obtaining any injunctive relief or other equitable remedies (including, without limitation, with respect to any matters described in this Section 13).

14.          REMEDIES, CHARACTERIZATION, OTHER OBLIGATIONS, BREACHES AND INJUNCTIVE RELIEF.  The remedies provided in this Warrant shall be cumulative and in addition to all other remedies available under this Warrant and the other Transaction Documents, at law or in equity (including a decree of specific performance and/or other injunctive relief), and nothing herein shall limit the right of the Holder to pursue actual and consequential damages for any failure by the Partnership to comply with the terms of this Warrant.  The Partnership covenants to the Holder that there shall be no characterization concerning this instrument other than as expressly provided herein.  Amounts set forth or provided for herein with respect to payments, exercises and the like (and the computation thereof) shall be the amounts to be received by the Holder and shall not, except as expressly provided herein, be subject to any other obligation of the Partnership (or the performance thereof).  The Partnership acknowledges that a breach by it of its obligations hereunder will cause irreparable harm to the Holder and that the remedy at law for any such breach may be inadequate.  The Partnership therefore agrees that, in the event of any such breach or threatened breach, the holder of this Warrant shall be entitled, in addition to all other available remedies, to specific performance and/or temporary, preliminary and permanent injunctive or other equitable relief from any court of competent jurisdiction in any such case without the necessity of proving actual damages and without posting a bond or other security.  The Partnership shall provide all information and documentation to the Holder that is requested by the Holder to enable the Holder to confirm the Partnership’s compliance with the terms and conditions of this Warrant (including, without limitation, compliance with Section 2 hereof).  The issuance of units and certificates for units as contemplated hereby upon the exercise of this Warrant shall be made without charge to the Holder or such units for any issuance tax or other costs in respect thereof.

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15.          PAYMENT OF COLLECTION, ENFORCEMENT AND OTHER COSTS.  If (a) this Warrant is placed in the hands of an attorney for collection or enforcement or is collected or enforced through any legal proceeding or the holder otherwise takes action to collect amounts due under this Warrant or to enforce the provisions of this Warrant or (b) there occurs any bankruptcy, reorganization, receivership of the Partnership or other proceedings affecting Partnership creditors’ rights and involving a claim under this Warrant, then the Partnership shall pay the costs incurred by the Holder for such collection, enforcement or action or in connection with such bankruptcy, reorganization, receivership or other proceeding, including, without limitation, attorneys’ fees and disbursements.

16.          TRANSFER.  This Warrant may be offered for sale, sold, transferred or assigned without the consent of the Partnership, except as may otherwise be required by Section 2(g) of the Securities Purchase Agreement.

17.          CERTAIN DEFINITIONS.  For purposes of this Warrant, the following terms shall have the following meanings:

(a)           “1933 Act” means the Securities Act of 1933, as amended, and the rules and regulations thereunder.

(b)           “1934 Act” means the Securities Exchange Act of 1934, as amended, and the rules and regulations thereunder.

(c)           “Adjustment Right” means any right granted with respect to any securities issued in connection with, or with respect to, any issuance or sale (or deemed issuance or sale in accordance with Section 2) of Common Units (other than rights of the type described in Section 3 and 4 hereof) that could result in a decrease in the net consideration received by the Partnership in connection with, or with respect to, such securities (including, without limitation, any cash settlement rights, cash adjustment or other similar rights).

(d)           “Affiliate” means, with respect to any Person, any other Person that directly or indirectly controls, is controlled by, or is under common control with, such Person, it being understood for purposes of this definition that “control” of a Person means the power directly or indirectly either to vote 10% or more of the units having ordinary voting power for the election of directors of such Person or direct or cause the direction of the management and policies of such Person whether by contract or otherwise.

(e)           “Approved Unit Plan” means any employee benefit plan which has been approved by the board of directors of the Partnership prior to or subsequent to the date hereof pursuant to which Common Units and standard options to purchase Common Units may be issued to any employee, officer or director for services provided to the Partnership in their capacity as such.

(f)            “Attribution Parties” means, collectively, the following Persons and entities: (i) any investment vehicle, including, any funds, feeder funds or managed accounts, currently, or from time to time after the Issuance Date, directly or indirectly managed or advised by the Holder’s investment manager or any of its Affiliates or principals, (ii) any direct or indirect

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Affiliates of the Holder or any of the foregoing, (iii) any Person acting or who could be deemed to be acting as a Group together with the Holder or any of the foregoing and (iv) any other Persons whose beneficial ownership of the Partnership’s Common Units would or could be aggregated with the Holder’s and the other Attribution Parties for purposes of Section 13(d) of the 1934 Act.  For clarity, the purpose of the foregoing is to subject collectively the Holder and all other Attribution Parties to the Maximum Percentage.

(g)           “Black Scholes Consideration Value” means the value of the applicable Option, Convertible Security or Adjustment Right (as the case may be) as of the date of issuance thereof calculated using the Black Scholes Option Pricing Model obtained from the “OV” function on Bloomberg utilizing (i) an underlying price per unit equal to the Closing Sale Price of the Common Units on the Trading Day immediately preceding the public announcement of the execution of definitive documents with respect to the issuance of such Option or Convertible Security (as the case may be), (ii) a risk-free interest rate corresponding to the U.S. Treasury rate for a period equal to the remaining term of such Option, Convertible Security or Adjustment Right (as the case may be) as of the date of issuance of such Option, Convertible Security or Adjustment Right (as the case may be), (iii) a zero cost of borrow and (iv) an expected volatility equal to the greater of 100% and the 30 day volatility obtained from the “HVT” function on Bloomberg (determined utilizing a 365 day annualization factor) as of the Trading Day immediately following the date of issuance of such Option, Convertible Security or Adjustment Right (as the case may be).

(h)           “Black Scholes Value” means the value of the unexercised portion of this Warrant remaining on the date of the Holder’s request pursuant to Section 4(c)(i), which value is calculated using the Black Scholes Option Pricing Model obtained from the “OV” function on Bloomberg utilizing (i) an underlying price per unit equal to the greater of (1) the highest Closing Sale Price of the Common Units during the period beginning on the Trading Day immediately preceding the announcement of the applicable Fundamental Transaction (or the consummation of the applicable Fundamental Transaction, if earlier) and ending on the Trading Day of the Holder’s request pursuant to Section 4(c)(i) and (2) the sum of the price per unit being offered in cash in the applicable Fundamental Transaction (if any) plus the value of the non-cash consideration being offered in the applicable Fundamental Transaction (if any), (ii) a strike price equal to the Exercise Price in effect on the date of the Holder’s request pursuant to Section 4(c)(i), (iii) a risk-free interest rate corresponding to the U.S. Treasury rate for a period equal to the greater of (1) the remaining term of this Warrant as of the date of the Holder’s request pursuant to Section 4(c)(i) and (2) the remaining term of this Warrant as of the date of consummation of the applicable Fundamental Transaction or as of the date of the Holder’s request pursuant to Section 4(c)(i) if such request is prior to the date of the consummation of the applicable Fundamental Transaction, (iv) a zero cost of borrow and (v) an expected volatility equal to the greater of 100% and the 30 day volatility obtained from the “HVT” function on Bloomberg (determined utilizing a 365 day annualization factor) as of the Trading Day immediately following the earliest to occur of (A) the public disclosure of the applicable Fundamental Transaction, (B) the consummation of the applicable Fundamental Transaction and (C) the date on which the Holder first became aware of the applicable Fundamental Transaction.

(i)            “Bloomberg” means Bloomberg, L.P.

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(j)                                    “Business Day” means any day other than Saturday, Sunday or other day on which commercial banks in The City of New York are authorized or required by law to remain closed.

(k)                                 “Closing Sale Price” means, for any security as of any date, the last closing trade price for such security on the Principal Market, as reported by Bloomberg, or, if the Principal Market begins to operate on an extended hours basis and does not designate the closing trade price, then the last trade price of such security prior to 4:00:00 p.m., New York time, as reported by Bloomberg, or, if the Principal Market is not the principal securities exchange or trading market for such security, the last trade price of such security on the principal securities exchange or trading market where such security is listed or traded as reported by Bloomberg, or if the foregoing does not apply, the last trade price of such security in the over-the-counter market on the electronic bulletin board for such security as reported by Bloomberg, or, if no last trade price is reported for such security by Bloomberg, the average of the ask prices of any market makers for such security as reported in the “pink sheets” by OTC Markets Group Inc. (formerly Pink Sheets LLC).  If the Closing Sale Price cannot be calculated for a security on a particular date on any of the foregoing bases, the Closing Sale Price of such security on such date shall be the fair market value as mutually determined by the Partnership and the Holder.  If the Partnership and the Holder are unable to agree upon the fair market value of such security, then such dispute shall be resolved in accordance with the procedures in Section 13.  All such determinations shall be appropriately adjusted for any unit dividend, unit split, unit combination or other similar transaction during such period.

(l)                                     “Common Units” means (i) the Partnership’s common units, no par value per unit, and (ii) any units or other securities into which such common units shall have been changed or any units or other securities resulting from a reclassification of such common units.

(m)                             “Common Units Deemed Outstanding” means, at any given time, the number of Common Units outstanding at such time, plus the number of Common Units deemed to be outstanding pursuant to Sections 2(b)(i) and 2(b)(ii) hereof regardless of whether the Options or Convertible Securities are actually exercisable at such time, but excluding any Common Stock owned or held by or for the account of the Partnership or issuable upon exercise of the SPA Warrants.

(n)                                 “Convertible Securities” means any unit or other security (other than Options) that is at any time and under any circumstances, directly or indirectly, convertible into, exercisable or exchangeable for, or which otherwise entitles the holder thereof to acquire, any Common Units.

(o)                                 “Eligible Market” means the NYSE MKT, the Nasdaq Global Select Market, the Nasdaq Global Market or the Principal Market.

(p)                                 “Excluded Securities” means (i) Common Units or standard options to purchase Common Units issued to directors, officers or employees of the Partnership for services rendered to the Partnership in their capacity as such pursuant to an Approved Unit Plan (as defined above), provided that (A) all such issuances (taking into account the Common Units issuable upon exercise of such options) after the Subscription Date pursuant to this clause (i) do not, in

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the aggregate, exceed more than 5% of the Common Units issued and outstanding immediately prior to the Subscription Date and (B) the exercise price of any such options is not lowered, none of such options are amended to increase the number of units issuable thereunder and none of the terms or conditions of any such options are otherwise materially changed in any manner that adversely affects any of the Buyers; (ii) Common Units issued upon the conversion or exercise of Convertible Securities (other than standard options to purchase Common Units issued pursuant to an Approved Unit Plan that are covered by clause (i) above) issued prior to the Subscription Date, provided that the conversion price of any such Convertible Securities (other than standard options to purchase Common Units issued pursuant to an Approved Unit Plan that are covered by clause (i) above) is not lowered, none of such Convertible Securities (other than standard options to purchase Common Units issued pursuant to an Approved Unit Plan that are covered by clause (i) above) are amended to increase the number of units issuable thereunder and none of the terms or conditions of any such Convertible Securities (other than standard options to purchase Common Units issued pursuant to an Approved Unit Plan that are covered by clause (i) above) are otherwise materially changed in any manner that adversely affects any of the Buyers; (iii) the Common Units issuable upon conversion of the Series A Preferred Units or otherwise pursuant to the terms of the LP Amendment (as defined in the Securities Purchase Agreement); provided, that the terms of the LP Amendment are not amended, modified or changed on or after the Subscription Date (other than antidilution adjustments pursuant to the terms thereof in effect as of the Subscription Date) and (iv) the Common Units issuable upon exercise of the SPA Warrants; provided, that the terms of the SPA Warrant are not amended, modified or changed on or after the Subscription Date (other than antidilution adjustments pursuant to the terms thereof in effect as of the Subscription Date).

(q)                                 “Expiration Date” means the date that is the sixth (6th) anniversary of the Issuance Date or, if such date falls on a day other than a Trading Day or on which trading does not take place on the Principal Market (a “Holiday”), the next date that is not a Holiday.

(r)                                    “Fundamental Transaction” means (A) that the Partnership shall, directly or indirectly, including through subsidiaries, Affiliates or otherwise, in one or more related transactions, (i) consolidate or merge with or into (whether or not the Partnership is the surviving corporation) another Subject Entity, or (ii) sell, assign, transfer, convey or otherwise dispose of all or substantially all of the properties or assets of the Partnership or any of its “significant subsidiaries” (as defined in Rule 1-02 of Regulation S-X) to one or more Subject Entities, or (iii) make, or allow one or more Subject Entities to make, or allow the Partnership to be subject to or have its Common Units be subject to or party to one or more Subject Entities making, a purchase, tender or exchange offer that is accepted by the holders of at least either (x) 50% of the outstanding Common Units, (y) 50% of the outstanding Common Units calculated as if any Common Units held by all Subject Entities making or party to, or Affiliated with any Subject Entities making or party to, such purchase, tender or exchange offer were not outstanding; or (z) such number of Common Units such that all Subject Entities making or party to, or Affiliated with any Subject Entity making or party to, such purchase, tender or exchange offer, become collectively the beneficial owners (as defined in Rule 13d-3 under the 1934 Act) of at least 50% of the outstanding Common Units, or (iv) consummate a unit or stock or share purchase agreement or other business combination (including, without limitation, a reorganization, recapitalization, spin-off or scheme of arrangement) with one or more Subject Entities whereby

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all such Subject Entities, individually or in the aggregate, acquire, either (x) at least 50% of the outstanding Common Units, (y) at least 50% of the outstanding Common Units calculated as if any Common Units held by all the Subject Entities making or party to, or Affiliated with any Subject Entity making or party to, such unit or stock purchase agreement or other business combination were not outstanding; or (z) such number of Common Units such that the Subject Entities become collectively the beneficial owners (as defined in Rule 13d-3 under the 1934 Act) of at least 50% of the outstanding Common Units, or (v) reorganize, recapitalize or reclassify its Common Units, (B) that the Partnership shall, directly or indirectly, including through subsidiaries, Affiliates or otherwise, in one or more related transactions, allow any Subject Entity individually or the Subject Entities in the aggregate to be or become the “beneficial owner” (as defined in Rule 13d-3 under the 1934 Act), directly or indirectly, whether through acquisition, purchase, assignment, conveyance, tender, tender offer, exchange, reduction in outstanding Common Units, merger, consolidation, business combination, reorganization, recapitalization, spin-off, scheme of arrangement, reorganization, recapitalization or reclassification or otherwise in any manner whatsoever, of either (x) at least 50% of the aggregate ordinary voting power represented by issued and outstanding Common Units, (y) at least 50% of the aggregate ordinary voting power represented by issued and outstanding Common Units not held by all such Subject Entities as of the date of this Warrant calculated as if any Common Units held by all such Subject Entities were not outstanding, or (z) a percentage of the aggregate ordinary voting power represented by issued and outstanding Common Units or other equity securities of the Partnership sufficient to allow such Subject Entities to effect a statutory short form merger or other transaction requiring other unitholders of the Partnership to surrender their Common Units without approval of the unitholders of the Partnership or (C) directly or indirectly, including through subsidiaries, Affiliates or otherwise, in one or more related transactions, the issuance of or the entering into any other instrument or transaction structured in a manner to circumvent, or that circumvents, the intent of this definition in which case this definition shall be construed and implemented in a manner otherwise than in strict conformity with the terms of this definition to the extent necessary to correct this definition or any portion of this definition which may be defective or inconsistent with the intended treatment of such instrument or transaction.

(s)                                   “Group” means a “group” as that term is used in Section 13(d) of the 1934 Act and as defined in Rule 13d-5 thereunder.

(t)                                    “Options” means any rights, warrants or options to subscribe for or purchase Common Units or Convertible Securities.

(u)                                 “Parent Entity” of a Person means an entity that, directly or indirectly, controls the applicable Person and whose common stock or equivalent equity security is quoted or listed on an Eligible Market, or, if there is more than one such Person or Parent Entity, the Person or Parent Entity with the largest public market capitalization as of the date of consummation of the Fundamental Transaction.

(v)                                 “Person” means an individual, a limited liability company, a partnership, a joint venture, a corporation, a trust, an unincorporated organization, any other entity or a government or any department or agency thereof.

(w)                               “Principal Market” means The New York Stock Exchange.

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(x)                                 “Registration Rights Agreement” means that certain registration rights agreement, dated as of the Closing Date, by and among the Partnership and the initial holders of the Notes relating to, among other things, the registration of the resale of the Common Units issuable upon conversion of the Series A Preferred Units (as defined in the Securities Purchase Agreement) or otherwise pursuant to the terms of the  LP Amendment (as defined in the Securities Purchase Agreement) and exercise of the SPA Warrants, as may be amended from time to time.

(y)                                 “SEC” means the United States Securities and Exchange Commission or the successor thereto.

(z)                                  “Series A Preferred Units” shall have the meaning as set forth in the Securities Purchase Agreement.

(aa)                          “Subject Entity” means any Person, Persons or Group or any Affiliate or associate of any such Person, Persons or Group.

(bb)                          “Successor Entity” means the Person (or, if so elected by the Holder, the Parent Entity) formed by, resulting from or surviving any Fundamental Transaction or the Person (or, if so elected by the Holder, the Parent Entity) with which such Fundamental Transaction shall have been entered into.

(cc)                            “Trading Day” means, as applicable, (x) with respect to all price or trading volume determinations relating to the Common Units, any day on which the Common Units is traded on the Principal Market, or, if the Principal Market is not the principal trading market for the Common Units, then on the principal securities exchange or securities market on which the Common Units is then traded, provided that “Trading Day” shall not include any day on which the Common Units is scheduled to trade on such exchange or market for less than 4.5 hours or any day that the Common Units is suspended from trading during the final hour of trading on such exchange or market (or if such exchange or market does not designate in advance the closing time of trading on such exchange or market, then during the hour ending at 4:00:00 p.m., New York time) unless such day is otherwise designated as a Trading Day in writing by the Holder or (y) with respect to all determinations other than price or trading volume determinations relating to the Common Units, any day on which The New York Stock Exchange (or any successor thereto) is open for trading of securities.

(dd)                          “VWAP” means, for any security as of any date, the dollar volume-weighted average price for such security on the Principal Market (or, if the Principal Market is not the principal trading market for such security, then on the principal securities exchange or securities market on which such security is then traded) during the period beginning at 9:30:01 a.m., New York time, and ending at 4:00:00 p.m., New York time, as reported by Bloomberg through its “HP” function (set to weighted average) or, if the foregoing does not apply, the dollar volume-weighted average price of such security in the over-the-counter market on the electronic bulletin board for such security during the period beginning at 9:30:01 a.m., New York time, and ending at 4:00:00 p.m., New York time, as reported by Bloomberg, or, if no dollar volume-weighted average price is reported for such security by Bloomberg for such hours, the average of the highest closing bid price and the lowest closing ask price of any of the market makers for such

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security as reported in the “pink sheets” by OTC Markets Group Inc. (formerly Pink Sheets LLC).  If the VWAP cannot be calculated for such security on such date on any of the foregoing bases, the VWAP of such security on such date shall be the fair market value as mutually determined by the Partnership and the Holder.  If the Partnership and the Holder are unable to agree upon the fair market value of such security, then such dispute shall be resolved in accordance with the procedures in Section 13.  All such determinations shall be appropriately adjusted for any unit dividend, unit split, unit combination, recapitalization or other similar transaction during such period.

[signature page follows]

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IN WITNESS WHEREOF, the Partnership has caused this Warrant to Purchase Common Units to be duly executed as of the Issuance Date set out above.

EMERGE ENERGY SERVICES LP

By:	EMERGE ENERGY SERVICES GP LLC,
its general partner

By:
Name:
Title:

EXHIBIT A

EXERCISE NOTICE

TO BE EXECUTED BY THE REGISTERED HOLDER TO EXERCISE THIS

WARRANT TO PURCHASE COMMON STOCK

EMERGE ENERGY SERVICES LP

The undersigned holder hereby elects to exercise the Warrant to Purchase Common Units No.         (the “Warrant”) of Emerge Energy Services LP, a Delaware limited partnership (the “Partnership”) as specified below.  Capitalized terms used herein and not otherwise defined shall have the respective meanings set forth in the Warrant.

1.                                      Form of Exercise Price.  The Holder intends that payment of the Aggregate Exercise Price shall be made as:

☐                                    a “Cash Exercise” with respect to                   Warrant Units; and/or

☐                                    a “Cashless Exercise” with respect to                 Warrant Units.

In the event that the Holder has elected a Cashless Exercise with respect to some or all of the Warrant Units to be issued pursuant hereto, the Holder hereby represents and warrants that (i) this Exercise Notice was executed by the Holder at            [a.m.][p.m.] on the date set forth below

2.                                      Payment of Exercise Price.  In the event that the Holder has elected a Cash Exercise with respect to some or all of the Warrant Units to be issued pursuant hereto, the Holder shall pay the Aggregate Exercise Price in the sum of $                    to the Partnership in accordance with the terms of the Warrant.

3.                                      Delivery of Warrant Units.  The Partnership shall deliver to Holder, or its designee or agent as specified below,            Common Units in accordance with the terms of the Warrant.  Delivery shall be made to Holder, or for its benefit, as follows:

☐                                    Check here if requesting delivery as a certificate to the following name and to the following address:

Issue to:

☐                                    Check here if requesting delivery by Deposit/Withdrawal at Custodian as follows:

DTC Participant:

DTC Number:

Account Number:

Date:                 ,

Name of Registered Holder

By:
Name:
Title:

Tax ID:

Facsimile:

E-mail Address:

EXHIBIT B

ACKNOWLEDGMENT

The Partnership hereby acknowledges this Exercise Notice and hereby directs                to issue the above indicated number of Common Units in accordance with the Transfer Agent Instructions dated          , 201 , from the Partnership and acknowledged and agreed to by                .

EMERGE ENERGY SERVICES LP

By:
Name:
Title:

Exhibit C

FORM OF REGISTRATION RIGHTS AGREEMENT

This REGISTRATION RIGHTS AGREEMENT (this “Agreement”), dated as of August   , 2016, is by and between EMERGE ENERGY SERVICES LP, a Delaware limited partnership with offices located at 180 State Street, Suite 225, Southlake, Texas 76092 (the “Partnership”), and SIG STRATEGIC INVESTMENTS, LLLP (the “Buyer”).

RECITALS

A.                                    In connection with the Securities Purchase Agreement by and among the parties hereto, dated as of August   , 2016 (the “Securities Purchase Agreement”), the Partnership has agreed, upon the terms and subject to the conditions of the Securities Purchase Agreement, to issue and sell to the Buyer (i) the Series A Preferred Units (as defined in the Securities Purchase Agreement), which will be convertible into Conversion Units (as defined in the Securities Purchase Agreement) in accordance with the terms of the LP Amendment (as defined in the Securities Purchase Agreement) and (ii) the Warrants (as defined in the Securities Purchase Agreement) which will be exercisable to purchase Warrant Units (as defined in the Securities Purchase Agreement) in accordance with the terms of the Warrants.

B.                                    To induce the Buyer to consummate the transactions contemplated by the Securities Purchase Agreement, the Partnership has agreed to provide certain registration rights under the Securities Act of 1933, as amended, and the rules and regulations thereunder, or any similar successor statute (collectively, the “1933 Act”), and applicable state securities laws.

AGREEMENT

NOW, THEREFORE, in consideration of the premises and the mutual covenants contained herein and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Partnership and the Buyer hereby agree as follows:

1.                                      Definitions.

Capitalized terms used herein and not otherwise defined herein shall have the respective meanings set forth in the Securities Purchase Agreement.  As used in this Agreement, the following terms shall have the following meanings:

(a)                                 “Affiliate” means, with respect to a specified Person, directly or indirectly controlling, controlled by, or under direct or indirect common control with such specified Person.  For the purposes of this definition, “control” means the power to direct or cause the direction of the management and policies of such Person, directly or indirectly, whether through the ownership of voting securities, by contract or otherwise.

(b)                                 “Business Day” means any day other than a Saturday, Sunday or any other day on which commercial banks in New York, New York are authorized or required by law to remain closed.

(c)                                  “Closing Date” shall have the meaning set forth in the Securities Purchase Agreement.

(d)                                 “Effective Date” means the date that the applicable Registration Statement has been declared effective by the SEC.

(e)                                  “Effectiveness Deadline” means (i) with respect to the initial Registration Statement required to be filed pursuant to Section 2(a), the earlier of the (A) 120th calendar day after the Closing Date and (B) 2nd Business Day after the date the Partnership is notified (orally or in writing, whichever is earlier) by the SEC that such Registration Statement will not be reviewed or will not be subject to further review and (ii) with respect to any additional Registration Statements that may be required to be filed by the Partnership pursuant to this Agreement, the earlier of the (A) 120th calendar day following the date on which the Partnership was required to file such additional Registration Statement and (B) 2nd Business Day after the date the Partnership is notified (orally or in writing, whichever is earlier) by the SEC that such Registration Statement will not be reviewed or will not be subject to further review.

(f)                                   “Holder” means the Buyer or any Affiliate of the Buyer for so long as the Buyer or such Affiliate is a record holder of any Registrable Securities.

(g)                                  “Person” means an individual, a limited liability company, a partnership, a joint venture, a corporation, a trust, an unincorporated organization or a government or any department or agency thereof.

(h)                                 “register,” “registered,” and “registration” refer to a registration effected by preparing and filing one or more Registration Statements in compliance with the 1933 Act and pursuant to Rule 415 and the declaration of effectiveness of such Registration Statement(s) by the SEC.

(i)                                     “Registrable Securities” means (i) the Conversion Units, (ii) the Warrant Units beneficially owned by the Buyer or an Affiliate of the Buyer and (iii) any units or other securities of the Partnership issued or issuable with respect each of (i) and (ii), including, without limitation, (1) as a result of any unit split, unit dividend, recapitalization, exchange or similar event or otherwise and (2) units of the Partnership into which the Common Units (as defined in the Warrants) are converted or exchanged and shares of capital stock or other security of a Successor Entity (as defined in the Warrants) into which the Common Units are converted or exchanged, in each case, without regard to any limitations on conversion of the Series A Preferred Units or exercise of the Warrants.

(j)                                    “Registration Statement” means a registration statement or registration statements of the Partnership filed under the 1933 Act covering Registrable Securities.

(k)                                 “Required Registration Amount” means the sum of (i) 125% of the maximum number of Conversion Units issuable upon conversion of the Series A Preferred Units as of the Closing Date (without taking into account any limitations on the conversion of the Series A Preferred Units set forth in the LP Agreement) and (ii) the maximum number of Warrant Units issued and issuable pursuant to the Warrants immediately preceding the applicable date of determination (without taking into account any limitations on the exercise of the Warrants set forth therein), all subject to adjustment as provided in Section 2(b) and/or Section 2(d).

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(l)                                     “Rule 144” means Rule 144 promulgated by the SEC under the 1933 Act, as such rule may be amended from time to time, or any other similar or successor rule or regulation of the SEC that may at any time permit the Holder to sell securities of the Partnership to the public without registration.

(m)                             “Rule 415” means Rule 415 promulgated by the SEC under the 1933 Act, as such rule may be amended from time to time, or any other similar or successor rule or regulation of the SEC providing for offering securities on a continuous or delayed basis.

(n)                                 “SEC” means the United States Securities and Exchange Commission or any successor thereto.

2.                                      Registration.

(a)                                 Mandatory Registration.  The Partnership shall prepare and, as soon as commercially practicable, file with the SEC an initial Registration Statement on Form S-1 covering the resale of all of the Registrable Securities, provided that such initial Registration Statement shall register for resale at least the number of Common Units equal to the Required Registration Amount as of the date such Registration Statement is initially filed with the SEC.  Such initial Registration Statement, and each other Registration Statement required to be filed pursuant to the terms of this Agreement, shall contain the “Selling Unitholders” and “Plan of Distribution” sections in substantially the form attached hereto as Exhibit B.  The Partnership shall use its commercially reasonable efforts to have such initial Registration Statement, and each other Registration Statement required to be filed pursuant to the terms of this Agreement, declared effective by the SEC as soon as practicable, but in no event later than the applicable Effectiveness Deadline for such Registration Statement.

(b)                                 Sufficient Number of Units Registered.  In the event the number of units available under any Registration Statement is insufficient to cover all of the Registrable Securities required to be covered by such Registration Statement, the Partnership shall amend such Registration Statement (if permissible), or file with the SEC a new Registration Statement (on the short form available therefor, if applicable), or both, so as to cover at least the Required Registration Amount as of the Trading Day immediately preceding the date of the filing of such amendment or new Registration Statement, in each case, as soon as practicable, but in any event not later than fifteen (15) days after the necessity therefor arises (but taking account of any Staff position with respect to the date on which the Staff will permit such amendment to the Registration Statement and/or such new Registration Statement (as the case may be) to be filed with the SEC).  The Partnership shall use its commercially reasonable efforts to cause such amendment to such Registration Statement and/or such new Registration Statement (as the case may be) to become effective as soon as practicable following the filing thereof with the SEC, but in no event later than the applicable Effectiveness Deadline for such Registration Statement.  For purposes of the foregoing provision, the number of units available under a Registration Statement shall be deemed “insufficient to cover all of the Registrable Securities” if at any time during the Registration Period (as defined below) the number of Common Units available for resale under the applicable Registration Statement is less than the product determined by multiplying (i) the Required Registration Amount as of such time by (ii) 0.90.  The calculation set forth in the foregoing sentence shall be made without regard to any limitations on exercise of the Warrants

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(and such calculation shall assume that the Warrants are then fully exercisable for Common Units at the then-prevailing applicable Exercise Price).

(c)                                  Effect of Failure to Obtain and Maintain Effectiveness of any Registration Statement.  If (i) a Registration Statement covering the resale of all of the Registrable Securities required to be covered thereby (disregarding any reduction pursuant to Section 2(d)) and required to be filed by the Partnership pursuant to this Agreement is not declared effective by the SEC on or before the Effectiveness Deadline for such Registration Statement (an “Effectiveness Failure”) (it being understood that if on the Business Day immediately following the Effective Date for such Registration Statement the Partnership shall not have filed a “final” prospectus for such Registration Statement with the SEC under Rule 424(b) in accordance with Section 3(b) (whether or not such a prospectus is technically required by such rule), the Partnership shall be deemed to not have satisfied this clause (i)(B) and such event shall be deemed to be an Effectiveness Failure), (ii) other than during an Allowable Grace Period (as defined below), on any day after the Effective Date of a Registration Statement sales of all of the Registrable Securities required to be included on such Registration Statement (disregarding any reduction pursuant to Section 2(d)) cannot be made pursuant to such Registration Statement (including, without limitation, because of a failure to keep such Registration Statement effective, a failure to disclose such information as is necessary for sales to be made pursuant to such Registration Statement, a suspension or delisting of (or a failure to timely list) the Common Units on the Principal Market (as defined in the Securities Purchase Agreement), or a failure to register a sufficient number of Common Units or by reason of a stop order) or the prospectus contained therein is not available for use for any reason (a “Maintenance Failure”), or (iii) if after the six month anniversary of the Closing Date a Registration Statement is not effective for any reason or the prospectus contained therein is not available for use for any reason, and either (x) the Partnership fails for any reason to satisfy the requirements of Rule 144(c)(1), including, without limitation, the failure to satisfy the current public information requirement under Rule 144(c) or (y) the Partnership has ever been an issuer described in Rule 144(i)(1)(i) or becomes such an issuer in the future, and the Partnership shall fail to satisfy any condition set forth in Rule 144(i)(2) (a “Current Public Information Failure”) as a result of which the Holder is unable to sell Registrable Securities without restriction under Rule 144 (including, without limitation, volume restrictions), then, as partial relief for the damages to the Holder by reason of any such delay in, or reduction of, its ability to sell the underlying Common Units (which remedy shall not be exclusive of any other remedies available at law or in equity), the Partnership shall pay to the Holder of Registrable Securities relating to such Registration Statement an amount in cash equal to one percent (1%) of the aggregate Purchase Price (as such term is defined in the Securities Purchase Agreement):  (1) on the date of such Effectiveness Failure, Maintenance Failure or Current Public Information Failure, as applicable, and (2) on every thirty (30) day anniversary of (I) an Effectiveness Failure until such Effectiveness Failure is cured; (II) a Maintenance Failure until such Maintenance Failure is cured; and (III) a Current Public Information Failure until the earlier of (i) the date such Current Public Information Failure is cured and (ii) such time that such public information is no longer required pursuant to Rule 144 (in each case, pro rated for periods totaling less than thirty (30) days).  The payments to which a Holder shall be entitled pursuant to this Section 2(c) are referred to herein as “Registration Delay Payments.”  Following the initial Registration Delay Payment for any particular event or failure (which shall be paid on the date of such event or failure, as set forth above), without limiting the foregoing, if an event or failure giving rise to the Registration Delay Payments is cured prior to any thirty (30)

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day anniversary of such event or failure, then such Registration Delay Payment shall be made on the third (3rd) Business Day after such cure.  In the event the Partnership fails to make Registration Delay Payments in a timely manner in accordance with the foregoing, such Registration Delay Payments shall bear interest at the rate of one percent (1%) per month (prorated for partial months) until paid in full.  Notwithstanding the foregoing, (i) no Registration Delay Payments shall be owed to the Holder (other than with respect to a Maintenance Failure resulting from a suspension or delisting of (or a failure to timely list) the Common Units on the Principal Market) with respect to any period during which all of the Holder’s Registrable Securities may be sold by the Holder without restriction under Rule 144 (including, without limitation, volume restrictions) and without the need for current public information required by Rule 144(c)(1) (or Rule 144(i)(2), if applicable) and (ii) no Registration Delay Payments shall be owed to the Holder to the extent the Holder shall have received Registration Delay Payments in excess of 10% of the aggregate Purchase Price of the Holder. For the avoidance of doubt, no more than one Registration Delay Payment shall be payable by the Partnership at any given time, notwithstanding that more than one failure giving rise to a Registration Delay Payment shall have occurred and is continuing (e.g., an Effectiveness Failure and a Current Public Information Failure continuing simultaneously); provided that Registration Delay Payments shall continue in accordance with this Section 2(c) until all failures giving rise to such payments are cured.

(d)                                 Offering.  Notwithstanding anything to the contrary contained in this Agreement, in the event the staff of the SEC (the “Staff”) or the SEC seeks to characterize any offering pursuant to a Registration Statement filed pursuant to this Agreement as constituting an offering of securities by, or on behalf of, the Partnership, or in any other manner, such that the Staff or the SEC do not permit such Registration Statement to become effective and used for resales in a manner that does not constitute such an offering and that permits the continuous resale at the market by the Holder without being named therein as an “underwriter,” then the Partnership shall reduce the number of units to be included in such Registration Statement by the Holder until such time as the Staff and the SEC shall so permit such Registration Statement to become effective as aforesaid.  In making such reduction, the Partnership shall reduce the number of units to be included by the Holder .  In addition, in the event that the Staff or the SEC requires the Holder to be specifically identified as an “underwriter” in order to permit such Registration Statement to become effective, and the Holder does not consent to being so named as an underwriter in such Registration Statement, then the Partnership shall reduce the total number of Registrable Securities to be registered on behalf of the Holder, until such time as the Staff or the SEC does not require such identification or until the Holder accepts such identification and the manner thereof.  Any reduction pursuant to this paragraph will first reduce all Registrable Securities other than those issued pursuant to the Securities Purchase Agreement. In the event of any reduction in Registrable Securities pursuant to this paragraph, the Holder shall have the right to require, upon delivery of a written request to the Partnership signed by the Holder, the Partnership to file a registration statement within twenty (20) days of such request (subject to any restrictions imposed by Rule 415 or required by the Staff or the SEC) for resale by the Holder, and the Partnership shall following such request use its commercially reasonable efforts to cause to be and keep effective such registration statement in the same manner as otherwise contemplated in this Agreement for registration statements hereunder, in each case until such time as: (i) all Registrable Securities held by the Holder have been registered and sold pursuant to an effective Registration Statement in a manner acceptable to the Holder or (ii) all Registrable Securities may be resold by the Holder without restriction (including, without limitation, volume

5

limitations) pursuant to Rule 144 (taking account of any Staff position with respect to “affiliate” status) and without the need for current public information required by Rule 144(c)(1) (or Rule 144(i)(2), if applicable) or (iii) the Holder agrees to be named as an underwriter in any such Registration Statement in a manner acceptable to the Holder as to all Registrable Securities held by the Holder and that have not theretofore been included in a Registration Statement under this Agreement (it being understood that the special demand right under this sentence may be exercised by the Holder multiple times and with respect to limited amounts of Registrable Securities in order to permit the resale thereof by the Holder as contemplated above).

(e)                                  Piggyback Registrations.  Without limiting any obligation of the Partnership hereunder or under the Securities Purchase Agreement, if there is not an effective Registration Statement covering all of the Registrable Securities or the prospectus contained therein is not available for use and the Partnership shall determine to prepare and file with the SEC a registration statement relating to an offering for its own account or the account of others under the 1933 Act (an “Offering”) of any of its equity securities (other than on Form S-4 or Form S-8 (each as promulgated under the 1933 Act) or their then equivalents relating to equity securities to be issued solely in connection with any acquisition of any entity or business or equity securities issuable in connection with the Partnership’s unit option or other employee benefit plans), then the Partnership shall deliver to the Holder a written notice of such determination and, if within fifteen (15) days after the date of the delivery of such notice, the Holder shall so request in writing, the Partnership shall include in such registration statement all or any part of such Registrable Securities the Holder requests to be registered; provided, however, the Partnership shall not be required to register any Registrable Securities pursuant to this Section 2(e) that are eligible for resale pursuant to Rule 144 without restriction (including, without limitation, volume restrictions) and without the need for current public information required by Rule 144(c)(1) (or Rule 144(i)(2), if applicable) or that are the subject of a then-effective Registration Statement. If, in connection with an Offering, the primary managing underwriter of such Offering shall advise the Partnership that, in its reasonable opinion, the number of securities requested and otherwise proposed to be included in such Offering exceeds the number which can be sold in such offering without an adverse effect on the price, timing or distribution of the securities to be offered (an “Adverse Effect”), then the Partnership shall include in such Offering the number of Common Units that such primary managing underwriter advises the Partnership can be sold without having such Adverse Effect, with such number to be allocated (i) first to the Partnership and (ii) second, and if any, the number of included Registrable Securities that, in the opinion of such primary managing underwriter, can be sold without having such Adverse Effect.

(f)                                   Registration Rights of Other Securities. So long as any Registrable Securities remain outstanding, Partnership shall not cause a registration statement relating to the resale of the Partnership’s equity securities that does not register any Registrable Securities to be declared effective by the SEC prior to the Effective Date.

3.                                      Related Obligations.

The Partnership shall use its commercially reasonable efforts to effect the registration of the Registrable Securities in accordance with the intended method of disposition thereof, and, pursuant thereto, the Partnership shall have the following obligations:

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(a)                                 The Partnership shall promptly prepare and file with the SEC a Registration Statement with respect to all the Registrable Securities and use its commercially reasonable efforts to cause such Registration Statement to become effective as soon as practicable after such filing (but in no event later than the Effectiveness Deadline).  Subject to Allowable Grace Periods, the Partnership shall keep each Registration Statement effective (and the prospectus contained therein available for use) pursuant to Rule 415 for resales by the Holder on a delayed or continuous basis at then-prevailing market prices (and not fixed prices) at all times until the earlier of (i) the date as of which the Holder may sell all of the Registrable Securities required to be covered by such Registration Statement (disregarding any reduction pursuant to Section 2(d)) without restriction pursuant to Rule 144 (including, without limitation, volume restrictions) and without the need for current public information required by Rule 144(c)(1) (or Rule 144(i)(2), if applicable) or (ii) the date on which the Holder shall have sold all of the Registrable Securities covered by such Registration Statement (the “Registration Period”).  Notwithstanding anything to the contrary contained in this Agreement, the Partnership shall ensure that, when filed and at all times while effective, each Registration Statement (including, without limitation, all amendments and supplements thereto) and the prospectus (including, without limitation, all amendments and supplements thereto) used in connection with such Registration Statement (1) shall not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein, or necessary to make the statements therein (in the case of prospectuses, in the light of the circumstances in which they were made) not misleading and (2) will disclose (whether directly or through incorporation by reference to other SEC filings to the extent permitted) all material information regarding the Partnership and its securities.  The Partnership shall submit to the SEC, within one (1) Business Day after the later of the date that the Partnership learns that no review of a particular Registration Statement will be made by the Staff or that the Staff has no further comments on a particular Registration Statement (as the case may be), a request for acceleration of effectiveness of such Registration Statement to a time and date not later than forty-eight (48) hours after the submission of such request.  The Partnership shall respond in writing to comments made by the SEC in respect of a Registration Statement as soon as practicable, but in no event later than fifteen (15) days after the receipt of comments by or notice from the SEC that an amendment is required in order for a Registration Statement to be declared effective.

(b)                                 Subject to Section 3(r) of this Agreement, the Partnership shall prepare and file with the SEC such amendments (including, without limitation, post-effective amendments) and supplements to each Registration Statement and the prospectus used in connection with each such Registration Statement, which prospectus is to be filed pursuant to Rule 424 promulgated under the 1933 Act, as may be necessary to keep each such Registration Statement effective at all times during the Registration Period for such Registration Statement, and, during such period, comply with the provisions of the 1933 Act with respect to the disposition of all Registrable Securities of the Partnership required to be covered by such Registration Statement until such time as all of such Registrable Securities shall have been disposed of in accordance with the intended methods of disposition by the seller or sellers thereof as set forth in such Registration Statement; provided, however, by 8:30 a.m. (New York time) on the Business Day immediately following each Effective Date, the Partnership shall file with the SEC in accordance with Rule 424(b) under the 1933 Act the final prospectus to be used in connection with sales pursuant to the applicable Registration Statement (whether or not such a prospectus is technically required by such rule).  In the case of amendments and supplements to any Registration Statement which

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are required to be filed pursuant to this Agreement (including, without limitation, pursuant to this Section 3(b)) by reason of the Partnership filing a report on Form 10-Q or Form 10-K or any analogous report under the Securities Exchange Act of 1934, as amended (the “1934 Act”), the Partnership shall, if permitted under the applicable rules and regulations of the SEC, have incorporated such report by reference into such Registration Statement, if applicable, or shall file such amendments or supplements with the SEC on the same day on which the 1934 Act report is filed which created the requirement for the Partnership to amend or supplement such Registration Statement.

(c)                                  The Partnership shall, during the Registration Period, (A) permit legal counsel for the Holder to review and comment upon (i) each Registration Statement at least three (3) Business Days prior to its filing with the SEC and (ii) all amendments and supplements to each such Registration Statement (including, without limitation, the prospectus contained therein) within a reasonable number of days prior to their filing with the SEC, and (B) not file any Registration Statement or amendment or supplement thereto in a form to which legal counsel for the Holder reasonably objects. The Partnership shall promptly furnish to legal counsel for the Holder, without charge, copies of any correspondence from the SEC or the Staff to the Partnership or its representatives relating to each Registration Statement, provided that such correspondence shall not contain any material, non-public information regarding the Partnership or any of its Subsidiaries (as defined in the Securities Purchase Agreement). The Partnership shall reasonably cooperate with legal counsel for the Holder in performing the Partnership’s obligations pursuant to this Section 3.

(d)                                 The Partnership shall promptly furnish to the Holder whose Registrable Securities are included in any Registration Statement, without charge, (i) after the same is prepared and filed with the SEC, an electronic copy of each Registration Statement and any amendment(s) and supplement(s) thereto, including, without limitation, financial statements and schedules, all documents incorporated therein by reference, if requested by the Holder, all exhibits and each preliminary prospectus, (ii) upon the effectiveness of each Registration Statement, an electronic copy of the prospectus included in such Registration Statement and all amendments and supplements thereto (or such other number of copies as the Holder may reasonably request from time to time) and (iii) such other documents, including, without limitation, copies of any preliminary or final prospectus, as the Holder may reasonably request from time to time in order to facilitate the disposition of the Registrable Securities owned by the Holder.

(e)                                  The Partnership shall use its commercially reasonable efforts to (i) register and qualify, unless an exemption from registration and qualification applies, the resale by the Holder of the Registrable Securities covered by a Registration Statement under such other securities or “blue sky” laws of all applicable jurisdictions in the United States, (ii) prepare and file in those jurisdictions, such amendments (including, without limitation, post-effective amendments) and supplements to such registrations and qualifications as may be necessary to maintain the effectiveness thereof during the Registration Period, (iii) take such other actions as may be necessary to maintain such registrations and qualifications in effect at all times during the Registration Period, and (iv) take all other actions reasonably necessary or advisable to qualify the Registrable Securities for sale in such jurisdictions; provided, however, the Partnership shall not be required in connection therewith or as a condition thereto to (x) qualify to do business in any jurisdiction where it would not otherwise be required to qualify but for this Section 3(e), (y)

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subject itself to general taxation in any such jurisdiction, or (z) file a general consent to service of process in any such jurisdiction.  The Partnership shall promptly notify the Holder and legal counsel for the Holder of the receipt by the Partnership of any notification with respect to the suspension of the registration or qualification of any of the Registrable Securities for sale under the securities or “blue sky” laws of any jurisdiction in the United States or its receipt of actual notice of the initiation or threatening of any proceeding for such purpose.

(f)                                   The Partnership shall notify the Holder and legal counsel for the Holder in writing of the happening of any event, as promptly as practicable after becoming aware of such event, as a result of which the prospectus included in a Registration Statement, as then in effect, may include an untrue statement of a material fact or omission to state a material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading (provided that in no event shall such notice contain any material, non-public information regarding the Partnership or any of its Subsidiaries), and, subject to Section 3(r), promptly prepare a supplement or amendment to such Registration Statement and such prospectus contained therein to correct such untrue statement or omission and deliver an electronic copy of such supplement or amendment to the Holder and legal counsel for the Holder. The Partnership shall also promptly notify the Holder and legal counsel for the Holder in writing (i) when a prospectus or any prospectus supplement or post-effective amendment has been filed, when a Registration Statement or any post-effective amendment has become effective (notification of such effectiveness shall be delivered to the Holder and legal counsel for the Holder by e-mail on the same day of such effectiveness and by overnight mail), and when the Partnership receives written notice from the SEC that a Registration Statement or any post-effective amendment will be reviewed by the SEC, (ii) of any request by the SEC for amendments or supplements to a Registration Statement or related prospectus or related information, (iii) of the Partnership’s reasonable determination that a post-effective amendment to a Registration Statement would be appropriate; and (iv) of the receipt of any request by the SEC or any other federal or state governmental authority for any additional information relating to the Registration Statement or any amendment or supplement thereto or any related prospectus.  The Partnership shall respond as promptly as practicable to any comments received from the SEC with respect to each Registration Statement or any amendment thereto (it being understood and agreed that the Partnership’s response to any such comments shall be delivered to the SEC no later than fifteen (15) Business Days after the receipt thereof).

(g)                                  The Partnership shall (i) use its commercially reasonable efforts to prevent the issuance of any stop order or other suspension of effectiveness of each Registration Statement or the use of any prospectus contained therein, or the suspension of the qualification, or the loss of an exemption from qualification, of any of the Registrable Securities for sale in any jurisdiction and, if such an order or suspension is issued, to obtain the withdrawal of such order or suspension at the earliest possible moment and (ii) notify the Holder and legal counsel for the Holder of the issuance of such order and the resolution thereof or its receipt of actual notice of the initiation or threat of any proceeding for such purpose.

(h)                                 If the Holder may be required under applicable securities law to be described in any Registration Statement as an underwriter and the Holder consents to so being named an underwriter, at the request of the Holder, the Partnership shall furnish to the Holder, on the date of the effectiveness of such Registration Statement and thereafter from time to time on such

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dates as the Holder may reasonably request (i) a letter, dated such date, from the Partnership’s independent certified public accountants in form and substance as is customarily given by independent certified public accountants to underwriters in an underwritten public offering, addressed to the Holder, and (ii) an opinion, dated as of such date, of counsel representing the Partnership for purposes of such Registration Statement, in form, scope and substance as is customarily given in an underwritten public offering, addressed to the Holder.

(i)                                     If the Holder may be required under applicable securities law to be described in any Registration Statement as an underwriter and the Holder consents to so being named an underwriter, upon the written request of the Holder, the Partnership shall make available for inspection by (i) the Holder, (ii) legal counsel for the Holder and (iii) one (1) firm of accountants or other agents retained by the Holder (collectively, the “Inspectors”), all pertinent financial and other records, and pertinent partnership documents and properties of the Partnership (collectively, the “Records”), as shall be reasonably deemed necessary by each Inspector, and cause the Partnership’s officers, directors and employees to supply all information which any Inspector may reasonably request; provided, however, each Inspector shall agree in writing to hold in strict confidence and not to make any disclosure (except to the Holder) or use of any Record or other information which the Partnership’s board of directors determines in good faith to be confidential, and of which determination the Inspectors are so notified, unless (1) the disclosure of such Records is necessary to avoid or correct a misstatement or omission in any Registration Statement or is otherwise required under the 1933 Act, (2) the release of such Records is ordered pursuant to a final, non-appealable subpoena or order from a court or government body of competent jurisdiction, or (3) the information in such Records has been made generally available to the public other than by disclosure in violation of this Agreement or any other Transaction Document (as defined in the Securities Purchase Agreement).  The Holder agrees that it shall, upon learning that disclosure of such Records is sought in or by a court or governmental body of competent jurisdiction or through other means, give prompt notice to the Partnership and allow the Partnership, at its expense, to undertake appropriate action to prevent disclosure of, or to obtain a protective order for, the Records deemed confidential.  Nothing herein (or in any other confidentiality agreement between the Partnership and the Holder, if any) shall be deemed to limit the Holder’s ability to sell Registrable Securities in a manner which is otherwise consistent with applicable laws and regulations.

(j)                                    The Partnership shall hold in confidence and not make any disclosure of information concerning the Holder provided to the Partnership unless (i) disclosure of such information is necessary to comply with federal or state securities laws, (ii) the disclosure of such information is necessary to avoid or correct a misstatement or omission in any Registration Statement or is otherwise required to be disclosed in such Registration Statement pursuant to the 1933 Act, (iii) the release of such information is ordered pursuant to a subpoena or other final, non-appealable order from a court or governmental body of competent jurisdiction, or (iv) such information has been made generally available to the public other than by disclosure in violation of this Agreement or any other Transaction Document.  The Partnership agrees that it shall, upon learning that disclosure of such information concerning the Holder is sought in or by a court or governmental body of competent jurisdiction or through other means, give prompt written notice to the Holder and allow the Holder, at the Holder’s expense, to undertake appropriate action to prevent disclosure of, or to obtain a protective order for, such information.

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(k)                                 Without limiting any obligation of the Partnership under the Securities Purchase Agreement, the Partnership shall use its commercially reasonable efforts either to (i) cause all of the Registrable Securities covered by each Registration Statement to be listed on each securities exchange on which securities of the same class or series issued by the Partnership are then listed, if any, if the listing of such Registrable Securities is then permitted under the rules of such exchange, (ii) secure designation and quotation of all of the Registrable Securities covered by each Registration Statement on an Eligible Market (as defined in the Securities Purchase Agreement), or (iii) if, despite the Partnership’s best efforts to satisfy the preceding clauses (i) or (ii) the Partnership is unsuccessful in satisfying the preceding clauses (i) or (ii), without limiting the generality of the foregoing, to use its best efforts to arrange for at least two market makers to register with the Financial Industry Regulatory Authority (“FINRA”) as such with respect to such Registrable Securities.  In addition, the Partnership shall cooperate with the Holder and any broker or dealer through which the Holder proposes to sell its Registrable Securities in effecting a filing with FINRA pursuant to FINRA Rule 5110 as requested by the Holder.  The Partnership shall pay all fees and expenses in connection with satisfying its obligations under this Section 3(k).

(l)                                     The Partnership shall cooperate with the Holder of Registrable Securities being offered and, to the extent applicable, facilitate the timely preparation and delivery of Common Units (not bearing any restrictive legend) representing the Registrable Securities to be offered pursuant to a Registration Statement and registered in such names as the Holder may request.

(m)                             If requested by the Holder, the Partnership shall as soon as practicable after receipt of notice from the Holder and subject to Section 3(r) hereof, (i) incorporate in a prospectus supplement or post-effective amendment such information as the Holder reasonably requests to be included therein relating to the sale and distribution of Registrable Securities, including, without limitation, information with respect to the number of Registrable Securities being offered or sold, the purchase price being paid therefor and any other terms of the offering of the Registrable Securities to be sold in such offering; (ii) make all required filings of such prospectus supplement or post-effective amendment after being notified of the matters to be incorporated in such prospectus supplement or post-effective amendment; and (iii) supplement or make amendments to any Registration Statement or prospectus contained therein if reasonably requested by the Holder.

(n)                                 The Partnership shall use its commercially reasonable efforts to cause the Registrable Securities covered by a Registration Statement to be registered with or approved by such other governmental agencies or authorities as may be necessary to consummate the disposition of such Registrable Securities.

(o)                                 The Partnership shall make generally available to its security holders as soon as reasonably practical, but not later than ninety (90) days after the close of the period covered thereby, an earnings statement (in form complying with, and in the manner provided by, the provisions of Rule 158 under the 1933 Act) covering a twelve-month period beginning not later than the first day of the Partnership’s fiscal quarter next following the applicable Effective Date of each Registration Statement.

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(p)                                 The Partnership shall otherwise use its best efforts to comply with all applicable rules and regulations of the SEC in connection with any registration hereunder.

(q)                                 Within one (1) Business Day after a Registration Statement which covers Registrable Securities is declared effective by the SEC, the Partnership shall deliver, and shall cause legal counsel for the Partnership to deliver, to the transfer agent for such Registrable Securities (with copies to the Holder of Registrable Securities included in such Registration Statement) confirmation that such Registration Statement has been declared effective by the SEC in the form attached hereto as Exhibit A.

(r)                                    Notwithstanding anything to the contrary herein (but subject to the last sentence of this Section 3(r)), at any time after the Effective Date of a particular Registration Statement, the Partnership may delay the disclosure of material, non-public information concerning the Partnership or any of its Subsidiaries the disclosure of which at the time is not, in the good faith opinion of the board of directors of the Partnership, in the best interest of the Partnership and, in the opinion of counsel to the Partnership, otherwise required (a “Grace Period”), provided that the Partnership shall promptly notify the Holder in writing of the (i) existence of material, non-public information giving rise to a Grace Period (provided that in each such notice the Partnership shall not disclose the content of such material, non-public information to any of the Holder) and the date on which such Grace Period will begin and (ii) date on which such Grace Period ends, provided further that (I) no Grace Period shall exceed ten (10) consecutive days and during any three hundred sixty five (365) day period all such Grace Periods shall not exceed an aggregate of sixty (60) days, (II) the first day of any Grace Period must be at least five (5) Trading Days after the last day of any prior Grace Period and (III) no Grace Period may exist during the sixty (60) Trading Day period immediately following the Effective Date of such Registration Statement (provided that such sixty (60) Trading Day period shall be extended by the number of Trading Days during such period and any extension thereof contemplated by this proviso during which such Registration Statement is not effective or the prospectus contained therein is not available for use) (each, an “Allowable Grace Period”).  For purposes of determining the length of a Grace Period above, such Grace Period shall begin on and include the date the Holder receives the notice referred to in clause (i) above and shall end on and include the later of the date the Holder receives the notice referred to in clause (ii) above and the date referred to in such notice.  The provisions of Section 3(g) hereof shall not be applicable during the period of any Allowable Grace Period.  Upon expiration of each Grace Period, the Partnership shall again be bound by the first sentence of Section 3(f) with respect to the information giving rise thereto unless such material, non-public information is no longer applicable.  Notwithstanding anything to the contrary contained in this Section 3(r), the Partnership shall cause its transfer agent to deliver unlegended Common Units to a transferee of the Holder in accordance with the terms of the Securities Purchase Agreement in connection with any sale of Registrable Securities with respect to which the Holder has entered into a contract for sale, and delivered a copy of the prospectus included as part of the particular Registration Statement to the extent applicable, prior to the Holder’s receipt of the notice of a Grace Period and for which the Holder has not yet settled.

(s)                                   The Partnership shall take all other reasonable actions necessary to expedite and facilitate disposition by the Holder of its Registrable Securities pursuant to each Registration Statement.

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(t)                                    Neither the Partnership nor any Subsidiary or Affiliate thereof shall identify the Holder as an underwriter in any public disclosure or filing with the SEC, the Principal Market or any Eligible Market and any Buyer being deemed an underwriter by the SEC shall not relieve the Partnership of any obligations it has under this Agreement or any other Transaction Document; provided, however, that the foregoing shall not prohibit the Partnership from including the disclosure found in the “Plan of Distribution” section attached hereto as Exhibit B in the Registration Statement.  Notwithstanding anything herein to the contrary, if the Holder is required by the SEC to be named as an underwriter in a Registration Statement and the Holder elects not to be named as an underwriter (or the Partnership is required by the SEC to reduce the number of Registrable Securities included in such Registration Statement to remove such requirement by the SEC, if applicable or, otherwise, and the Holder refuses to permit such Registration to be so reduced), the Partnership shall not be required to include the Holder’s Registrable Securities in such Registration Statement hereunder and no Registration Delay Payments shall accrue with respect to the Holder’s Registrable Securities.

(u)                                 Neither the Partnership nor any of its Subsidiaries has entered, as of the date hereof, nor shall the Partnership or any of its Subsidiaries, on or after the date of this Agreement, enter into any agreement with respect to its securities, that would have the effect of impairing the rights granted to the Buyer in this Agreement or otherwise conflicts with the provisions hereof.

4.                                      Obligations of the Holder.

(a)                                 At least five (5) Business Days prior to the first anticipated filing date of each Registration Statement, the Partnership shall notify the Holder in writing of the information the Partnership requires from each the Holder with respect to such Registration Statement.  It shall be a condition precedent to the obligations of the Partnership to complete the registration pursuant to this Agreement with respect to the Registrable Securities of the Holder that the Holder shall furnish to the Partnership such information regarding itself, the Registrable Securities held by it and the intended method of disposition of the Registrable Securities held by it, as shall be reasonably required to effect and maintain the effectiveness of the registration of such Registrable Securities and shall execute such documents in connection with such registration as the Partnership may reasonably request.

(b)                                 The Holder, by its acceptance of the Registrable Securities, agrees to cooperate with the Partnership as reasonably requested by the Partnership in connection with the preparation and filing of each Registration Statement hereunder, unless the Holder has notified the Partnership in writing of the Holder’s election to exclude all of the Holder’s Registrable Securities from such Registration Statement.

(c)                                  The Holder agrees that, upon receipt of any notice from the Partnership of the happening of any event of the kind described in Section 3(g) or the first sentence of 3(f), the Holder will immediately discontinue disposition of Registrable Securities pursuant to any Registration Statement(s) covering such Registrable Securities until the Holder’s receipt of the copies of the supplemented or amended prospectus contemplated by Section 3(g) or the first sentence of Section 3(f) or receipt of notice that no supplement or amendment is required.  Notwithstanding anything to the contrary in this Section 4(c), the Partnership shall cause its transfer agent to deliver unlegended Common Units to a transferee of the Holder in accordance

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with the terms of the Securities Purchase Agreement in connection with any sale of Registrable Securities with respect to which the Holder has entered into a contract for sale prior to the Holder’s receipt of a notice from the Partnership of the happening of any event of the kind described in Section 3(g) or the first sentence of Section 3(f) and for which the Holder has not yet settled.

(d)                                 The Holder covenants and agrees that it will comply with the prospectus delivery requirements of the 1933 Act as applicable to it in connection with sales of Registrable Securities pursuant to a Registration Statement.

5.                                      Expenses of Registration.

All reasonable expenses, other than underwriting discounts and commissions, incurred in connection with registrations, filings or qualifications pursuant to Sections 2 and 3, including, without limitation, all registration, listing and qualifications fees, printers and accounting fees, FINRA filing fees (if any) and fees and disbursements of counsel for the Partnership shall be paid by the Partnership.  The Partnership shall reimburse legal counsel for the Holder for its fees and disbursements in connection with registration, filing or qualification pursuant to Sections 2 and 3 of this Agreement which amount shall be limited to $5,000.

6.                                      Indemnification.

(a)                                 To the fullest extent permitted by law, the Partnership will, and hereby does, indemnify, hold harmless and defend the Holder and each of its directors, officers, unitholders, members, partners, employees, agents, advisors, representatives (and any other Persons with a functionally equivalent role of a Person holding such titles notwithstanding the lack of such title or any other title) and each Person, if any, who controls the Holder within the meaning of the 1933 Act or the 1934 Act and each of the directors, officers, unitholders, members, partners, employees, agents, advisors, representatives (and any other Persons with a functionally equivalent role of a Person holding such titles notwithstanding the lack of such title or any other title) of such controlling Persons (each, an “Indemnified Person”), against any losses, obligations, claims, damages, liabilities, contingencies, judgments, fines, penalties, charges, costs (including, without limitation, court costs, reasonable attorneys’ fees and costs of defense and investigation), amounts paid in settlement or expenses, joint or several, (collectively, “Claims”) incurred in investigating, preparing or defending any action, claim, suit, inquiry, proceeding, investigation or appeal taken from the foregoing by or before any court or governmental, administrative or other regulatory agency, body or the SEC, whether pending or threatened, whether or not an Indemnified Person is or may be a party thereto (“Indemnified Damages”), to which any of them may become subject insofar as such Claims (or actions or proceedings, whether commenced or threatened, in respect thereof) arise out of or are based upon:  (i) any untrue statement or alleged untrue statement of a material fact in a Registration Statement or any post-effective amendment thereto or in any filing made in connection with the qualification of the offering under the securities or other “blue sky” laws of any jurisdiction in which Registrable Securities are offered, or the omission or alleged omission to state a material fact required to be stated therein or necessary to make the statements therein not misleading, (ii) any untrue statement or alleged untrue statement of a material fact contained in any preliminary prospectus if used prior to the effective date of such Registration Statement, or contained in the final

14

prospectus (as amended or supplemented, if the Partnership files any amendment thereof or supplement thereto with the SEC) or the omission or alleged omission to state therein any material fact necessary to make the statements made therein, in light of the circumstances under which the statements therein were made, not misleading or (iii) any violation or alleged violation by the Partnership of the 1933 Act, the 1934 Act, any other law, including, without limitation, any state securities law, or any rule or regulation thereunder relating to the offer or sale of the Registrable Securities pursuant to a Registration Statement (the matters in the foregoing clauses (i) through (iii) being, collectively, “Violations”).  Subject to Section 6(c), the Partnership shall reimburse the Indemnified Persons, promptly as such expenses are incurred and are due and payable, for any legal fees or other reasonable expenses incurred by them in connection with investigating or defending any such Claim.  Notwithstanding anything to the contrary contained herein, the indemnification agreement contained in this Section 6(a):  (i) shall not apply to a Claim by an Indemnified Person arising out of or based upon a Violation which occurs in reliance upon and in conformity with information furnished in writing to the Partnership by such Indemnified Person for such Indemnified Person expressly for use in connection with the preparation of such Registration Statement or any such amendment thereof or supplement thereto and (ii) shall not be available to the Holder to the extent such Claim is based on a failure of the Holder to deliver or to cause to be delivered the prospectus made available by the Partnership (to the extent applicable), including, without limitation, a corrected prospectus, if such prospectus or corrected prospectus was timely made available by the Partnership pursuant to Section 3(d) and then only if, and to the extent that, following the receipt of the corrected prospectus no grounds for such Claim would have existed; and (iii) shall not apply to amounts paid in settlement of any Claim if such settlement is effected without the prior written consent of the Partnership, which consent shall not be unreasonably withheld or delayed.  Such indemnity shall remain in full force and effect regardless of any investigation made by or on behalf of the Indemnified Person and shall survive the transfer of any of the Registrable Securities by the Holder pursuant to Section 9.

(b)                                 In connection with any Registration Statement in which the Holder is participating, the Holder agrees to severally and not jointly indemnify, hold harmless and defend, to the same extent and in the same manner as is set forth in Section 6(a), the Partnership, each of its directors, each of its officers who signs the Registration Statement and each Person, if any, who controls the Partnership within the meaning of the 1933 Act or the 1934 Act (each, an “Indemnified Party”), against any Claim or Indemnified Damages to which any of them may become subject, under the 1933 Act, the 1934 Act or otherwise, insofar as such Claim or Indemnified Damages arise out of or are based upon any Violation, in each case, to the extent, and only to the extent, that such Violation occurs in reliance upon and in conformity with written information furnished to the Partnership by the Holder expressly for use in connection with such Registration Statement; and, subject to Section 6(c) and the below provisos in this Section 6(b), the Holder will reimburse an Indemnified Party any legal or other expenses reasonably incurred by such Indemnified Party in connection with investigating or defending any such Claim; provided, however, the indemnity agreement contained in this Section 6(b) and the agreement with respect to contribution contained in Section 7 shall not apply to amounts paid in settlement of any Claim if such settlement is effected without the prior written consent of the Holder, which consent shall not be unreasonably withheld or delayed, provided further that the Holder shall be liable under this Section 6(b) for only that amount of a Claim or Indemnified Damages as does not exceed the net proceeds to the Holder as a result of the applicable sale of Registrable Securities pursuant to such Registration Statement.  Such indemnity shall remain in full force

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and effect regardless of any investigation made by or on behalf of such Indemnified Party and shall survive the transfer of any of the Registrable Securities by the Holder pursuant to Section 9.

(c)                                  Promptly after receipt by an Indemnified Person or Indemnified Party (as the case may be) under this Section 6 of notice of the commencement of any action or proceeding (including, without limitation, any governmental action or proceeding) involving a Claim, such Indemnified Person or Indemnified Party (as the case may be) shall, if a Claim in respect thereof is to be made against any indemnifying party under this Section 6, deliver to the indemnifying party a written notice of the commencement thereof, and the indemnifying party shall have the right to participate in, and, to the extent the indemnifying party so desires, jointly with any other indemnifying party similarly noticed, to assume control of the defense thereof with counsel mutually satisfactory to the indemnifying party and the Indemnified Person or the Indemnified Party (as the case may be); provided, however, an Indemnified Person or Indemnified Party (as the case may be) shall have the right to retain its own counsel with the fees and expenses of such counsel to be paid by the indemnifying party if:  (i) the indemnifying party has agreed in writing to pay such fees and expenses; (ii) the indemnifying party shall have failed promptly to assume the defense of such Claim and to employ counsel reasonably satisfactory to such Indemnified Person or Indemnified Party (as the case may be) in any such Claim; or (iii) the named parties to any such Claim (including, without limitation, any impleaded parties) include both such Indemnified Person or Indemnified Party (as the case may be) and the indemnifying party, and such Indemnified Person or such Indemnified Party (as the case may be) shall have been advised by counsel that a conflict of interest is likely to exist if the same counsel were to represent such Indemnified Person or such Indemnified Party and the indemnifying party (in which case, if such Indemnified Person or such Indemnified Party (as the case may be) notifies the indemnifying party in writing that it elects to employ separate counsel at the expense of the indemnifying party, then the indemnifying party shall not have the right to assume the defense thereof and such counsel shall be at the expense of the Indemnifying Party), provided further that in the case of clause (iii) above the indemnifying party shall not be responsible for the reasonable fees and expenses of more than one (1) separate legal counsel for such Indemnified Person or Indemnified Party (as the case may be).  The Indemnified Party or Indemnified Person (as the case may be) shall reasonably cooperate with the indemnifying party in connection with any negotiation or defense of any such action or Claim by the indemnifying party and shall furnish to the indemnifying party all information reasonably available to the Indemnified Party or Indemnified Person (as the case may be) which relates to such action or Claim.  The indemnifying party shall keep the Indemnified Party or Indemnified Person (as the case may be) reasonably apprised at all times as to the status of the defense or any settlement negotiations with respect thereto.  No indemnifying party shall be liable for any settlement of any action, claim or proceeding effected without its prior written consent; provided, however, the indemnifying party shall not unreasonably withhold, delay or condition its consent.  No indemnifying party shall, without the prior written consent of the Indemnified Party or Indemnified Person (as the case may be), consent to entry of any judgment or enter into any settlement or other compromise which does not include as an unconditional term thereof the giving by the claimant or plaintiff to such Indemnified Party or Indemnified Person (as the case may be) of a release from all liability in respect to such Claim or litigation, and such settlement shall not include any admission as to fault on the part of the Indemnified Party.  Following indemnification as provided for hereunder, the indemnifying party shall be subrogated to all rights of the Indemnified Party or Indemnified Person (as the case may be) with respect to all third parties, firms or corporations relating to the

16

matter for which indemnification has been made.  The failure to deliver written notice to the indemnifying party within a reasonable time of the commencement of any such action shall not relieve such indemnifying party of any liability to the Indemnified Person or Indemnified Party (as the case may be) under this Section 6, except to the extent that the indemnifying party is materially and adversely prejudiced in its ability to defend such action.

(d)                                 The indemnification required by this Section 6 shall be made by periodic payments of the amount thereof during the course of the investigation or defense, as and when bills are received or Indemnified Damages are incurred.

(e)                                  The indemnity and contribution agreements contained herein shall be in addition to (i) any cause of action or similar right of the Indemnified Party or Indemnified Person against the indemnifying party or others, and (ii) any liabilities the indemnifying party may be subject to pursuant to the law.

7.                                      Contribution.

To the extent any indemnification by an indemnifying party is prohibited or limited by law, the indemnifying party agrees to make the maximum contribution with respect to any amounts for which it would otherwise be liable under Section 6 to the fullest extent permitted by law; provided, however:  (i) no contribution shall be made under circumstances where the maker would not have been liable for indemnification under the fault standards set forth in Section 6 of this Agreement, (ii) no Person involved in the sale of Registrable Securities which Person is guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the 1933 Act) in connection with such sale shall be entitled to contribution from any Person involved in such sale of Registrable Securities who was not guilty of fraudulent misrepresentation; and (iii) contribution by any seller of Registrable Securities shall be limited in amount to the amount of net proceeds received by such seller from the applicable sale of such Registrable Securities pursuant to such Registration Statement.  Notwithstanding the provisions of this Section 7, the Holder shall not be required to contribute, in the aggregate, any amount in excess of the amount by which the net proceeds actually received by the Holder from the applicable sale of the Registrable Securities subject to the Claim exceeds the amount of any damages that the Holder has otherwise been required to pay, or would otherwise be required to pay under Section 6(b), by reason of such untrue or alleged untrue statement or omission or alleged omission.

8.                                      Reports Under the 1934 Act.

With a view to making available to the Holder the benefits of Rule 144, the Partnership agrees from and after the six month anniversary of the Closing Date, to:

(a)                                 make and keep public information available, as those terms are understood and defined in Rule 144;

(b)                                 file with the SEC in a timely manner all reports and other documents required of the Partnership under the 1933 Act and the 1934 Act so long as the Partnership remains subject to such requirements (it being understood and agreed that nothing herein shall limit any obligations of the Partnership under the Securities Purchase Agreement) and the filing of such reports and other documents is required for the applicable provisions of Rule 144; and

17

(c)                                  furnish to the Holder so long as the Holder owns Registrable Securities, promptly upon request, (i) a written statement by the Partnership, if true, that it has complied with the reporting, submission and posting requirements of Rule 144 and the 1934 Act, (ii) a copy of the most recent annual or quarterly report of the Partnership and such other reports and documents so filed by the Partnership with the SEC if such reports are not publicly available via EDGAR, and (iii) such other information as may be reasonably requested to permit the Holder to sell such securities pursuant to Rule 144 without registration.

9.                                      Assignment of Registration Rights.

All or any portion of the rights under this Agreement shall be automatically assignable by the Holder to any of its Affiliates if (i) the Holder agrees in writing with such transferee or assignee (as the case may be) to assign all or any portion of such rights, and a copy of such agreement is furnished to the Partnership within a reasonable time after such transfer or assignment (as the case may be); (ii) the Partnership is, within a reasonable time after such transfer or assignment (as the case may be), furnished with written notice of (a) the name and address of such transferee or assignee (as the case may be), and (b) the securities with respect to which such registration rights are being transferred or assigned (as the case may be); (iii) immediately following such transfer or assignment (as the case may be) the further disposition of such securities by such transferee or assignee (as the case may be) is restricted under the 1933 Act or applicable state securities laws if so required; (iv) at or before the time the Partnership receives the written notice contemplated by clause (ii) of this sentence such transferee or assignee (as the case may be) agrees in writing with the Partnership to be bound by all of the provisions contained herein; (v) such transfer or assignment (as the case may be) shall have been made in accordance with the applicable requirements of the Securities Purchase Agreement and the Warrants (as the case may be); and (vi) such transfer or assignment (as the case may be) shall have been conducted in accordance with all applicable federal and state securities laws.

10.                               Amendment of Registration Rights.

Provisions of this Agreement may be amended only with the written consent of the Partnership and the Holder.  Any amendment effected in accordance with this Section 10 shall be binding upon the Holder and the Partnership, provided that no such amendment shall be effective to the extent that it (1) applies to less than all of the holders of Registrable Securities or (2) imposes any obligation or liability on the Holder without the Holder’s prior written consent (which may be granted or withheld in the Holder’s sole discretion).  No waiver shall be effective unless it is in writing and signed by an authorized representative of the waiving party.

11.                               Miscellaneous.

(a)                                 Solely for purposes of this Agreement, a Person is deemed to be a holder of Registrable Securities whenever such Person owns, or is deemed to own, of record such Registrable Securities.  If the Partnership receives conflicting instructions, notices or elections from two or more Persons with respect to the same Registrable Securities, the Partnership shall act upon the basis of instructions, notice or election received from such record owner of such Registrable Securities.

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(b)                                 Any notices, consents, waivers or other communications required or permitted to be given under the terms of this Agreement must be in writing and will be deemed to have been delivered:  (i) upon receipt, when delivered personally; (ii) upon receipt, when sent by facsimile (provided confirmation of transmission is mechanically or electronically generated and kept on file by the sending party); (iii) with respect to Section 3(c), by electronic mail (provided confirmation of transmission is electronically generated and kept on file by the sending party); or (iv) one (1) Business Day after deposit with a nationally recognized overnight delivery service with next day delivery specified, in each case, properly addressed to the party to receive the same.  The addresses and facsimile numbers for such communications shall be:

If to the Partnership:

Emerge Energy Services LP
180 State Street, Suite 225
Southlake, Texas 76092
Telephone:  (817) 865-5830
Attention:  Deborah Deibert
E-Mail:  ddeibert@emergelp.com

With a copy (for informational purposes only) to:

Latham & Watkins LLP

811 Main Street, Suite 3700

Houston, Texas 77002

Telephone:  (713) 546-5400
Facsimile:  (713) 546-5401
Attention:  Ryan J Maierson
E-Mail:  ryan.maierson@lw.com

If to the Transfer Agent:

American Stock Transfer & Trust Company, LLC

15455 Dallas Parkway, Suite 600

Addison, TX 75001

Telephone:  (972) 764-2716
Facsimile:  (972) 764-5101
Attention:  William Torre
E-Mail:  wtorre@amstock.com

If to a Buyer, to its address and facsimile number set forth on the Schedule of Buyers attached to the Securities Purchase Agreement, with a copy (for informational purposes only) to Kelley Drye & Warren LLP, 101 Park Avenue, New York, NY 10178, Telephone:  (212) 808-7540, Attention:  Michael A. Adelstein, Esq., E-mail: madelstein@kelleydrye.com, and copies to any other Buyer representatives as set forth on the Schedule of Buyers, or to such other address and/or facsimile number and/or to the attention of such other Person as the recipient party has specified by written notice given to each other party five (5) days prior to the effectiveness of such change.  Written confirmation of receipt (A) given by the recipient of such notice, consent,

19

waiver or other communication, (B) mechanically or electronically generated by the sender’s facsimile machine or electronic mail transmission containing the time, date, recipient facsimile number or electronic mail address and an image of the first page of such transmission or (C) provided by a courier or overnight courier service shall be rebuttable evidence of personal service, receipt by facsimile or receipt from a nationally recognized overnight delivery service in accordance with clause (i), (ii) or (iii) above, respectively.

(c)                                  Failure of any party to exercise any right or remedy under this Agreement or otherwise, or delay by a party in exercising such right or remedy, shall not operate as a waiver thereof.  The Partnership and the Holder acknowledge and agree that irreparable damage would occur in the event that any of the provisions of this Agreement were not performed in accordance with their specific terms or were otherwise breached.  It is accordingly agreed that each party hereto shall be entitled to an injunction or injunctions to prevent or cure breaches of the provisions of this Agreement by any other party hereto and to enforce specifically the terms and provisions hereof (without the necessity of showing economic loss and without any bond or other security being required), this being in addition to any other remedy to which any party may be entitled by law or equity.

(d)                                 All questions concerning the construction, validity, enforcement and interpretation of this Agreement shall be governed by the internal laws of the State of New York, without giving effect to any choice of law or conflict of law provision or rule (whether of the State of New York or any other jurisdictions) that would cause the application of the laws of any jurisdictions other than the State of New York.  Each party hereby irrevocably submits to the exclusive jurisdiction of the state and federal courts sitting in The City of New York, Borough of Manhattan, for the adjudication of any dispute hereunder or in connection herewith or with any transaction contemplated hereby or discussed herein, and hereby irrevocably waives, and agrees not to assert in any suit, action or proceeding, any claim that it is not personally subject to the jurisdiction of any such court, that such suit, action or proceeding is brought in an inconvenient forum or that the venue of such suit, action or proceeding is improper.  Each party hereby irrevocably waives personal service of process and consents to process being served in any such suit, action or proceeding by mailing a copy thereof to such party at the address for such notices to it under this Agreement and agrees that such service shall constitute good and sufficient service of process and notice thereof.  Nothing contained herein shall be deemed to limit in any way any right to serve process in any manner permitted by law.  EACH PARTY HEREBY IRREVOCABLY WAIVES ANY RIGHT IT MAY HAVE TO, AND AGREES NOT TO REQUEST, A JURY TRIAL FOR THE ADJUDICATION OF ANY DISPUTE HEREUNDER OR IN CONNECTION HEREWITH OR ARISING OUT OF THIS AGREEMENT OR ANY TRANSACTION CONTEMPLATED HEREBY.

(e)                                  If any provision of this Agreement is prohibited by law or otherwise determined to be invalid or unenforceable by a court of competent jurisdiction, the provision that would otherwise be prohibited, invalid or unenforceable shall be deemed amended to apply to the broadest extent that it would be valid and enforceable, and the invalidity or unenforceability of such provision shall not affect the validity of the remaining provisions of this Agreement so long as this Agreement as so modified continues to express, without material change, the original intentions of the parties as to the subject matter hereof and the prohibited nature, invalidity or unenforceability of the provision(s) in question does not substantially impair the respective

20

expectations or reciprocal obligations of the parties or the practical realization of the benefits that would otherwise be conferred upon the parties.  The parties will endeavor in good faith negotiations to replace the prohibited, invalid or unenforceable provision(s) with a valid provision(s), the effect of which comes as close as possible to that of the prohibited, invalid or unenforceable provision(s).

(f)                                   This Agreement, the other Transaction Documents, the schedules and exhibits attached hereto and thereto and the instruments referenced herein and therein constitute the entire agreement among the parties hereto and thereto solely with respect to the subject matter hereof and thereof.  There are no restrictions, promises, warranties or undertakings, other than those set forth or referred to herein and therein.  This Agreement, the other Transaction Documents, the schedules and exhibits attached hereto and thereto and the instruments referenced herein and therein supersede all prior agreements and understandings among the parties hereto solely with respect to the subject matter hereof and thereof; provided, however, nothing contained in this Agreement or any other Transaction Document shall (or shall be deemed to) (i) have any effect on any agreements the Holder has entered into with the Partnership or any of its Subsidiaries prior to the date hereof with respect to any prior investment made by the Holder in the Partnership, (ii) waive, alter, modify or amend in any respect any obligations of the Partnership or any of its Subsidiaries or any rights of or benefits to the Holder or any other Person in any agreement entered into prior to the date hereof between or among the Partnership and/or any of its Subsidiaries and the Holder and all such agreements shall continue in full force and effect or (iii) limit any obligations of the Partnership under any of the other Transaction Documents.

(g)                                  Subject to compliance with Section 9 (if applicable), this Agreement shall inure to the benefit of and be binding upon the permitted successors and assigns of each of the parties hereto.  This Agreement is not for the benefit of, nor may any provision hereof be enforced by, any Person, other than the parties hereto, their respective permitted successors and assigns and the Persons referred to in Sections 6 and 7 hereof.

(h)                                 The headings in this Agreement are for convenience of reference only and shall not limit or otherwise affect the meaning hereof.  Unless the context clearly indicates otherwise, each pronoun herein shall be deemed to include the masculine, feminine, neuter, singular and plural forms thereof.  The terms “including,” “includes,” “include” and words of like import shall be construed broadly as if followed by the words “without limitation.”  The terms “herein,” “hereunder,” “hereof” and words of like import refer to this entire Agreement instead of just the provision in which they are found.

(i)                                     This Agreement may be executed in two or more identical counterparts, all of which shall be considered one and the same agreement and shall become effective when counterparts have been signed by each party and delivered to the other party.  In the event that any signature is delivered by facsimile transmission or by an e-mail which contains a portable document format (.pdf) file of an executed signature page, such signature page shall create a valid and binding obligation of the party executing (or on whose behalf such signature is executed) with the same force and effect as if such signature page were an original thereof.

(j)                                    Each party shall do and perform, or cause to be done and performed, all such further acts and things, and shall execute and deliver all such other agreements, certificates,

21

instruments and documents as any other party may reasonably request in order to carry out the intent and accomplish the purposes of this Agreement and the consummation of the transactions contemplated hereby.

(k)                                 The language used in this Agreement will be deemed to be the language chosen by the parties to express their mutual intent and no rules of strict construction will be applied against any party.  Notwithstanding anything to the contrary set forth in Section 10, terms used in this Agreement but defined in the other Transaction Documents shall have the meanings ascribed to such terms on the Closing Date in such other Transaction Documents unless otherwise consented to in writing by the Holder.

(l)                                     This Agreement is intended for the benefit of the parties hereto and their respective permitted successors and assigns, and is not for the benefit of, nor may any provision hereof be enforced by, any other Person.

[signature page follows]

22

IN WITNESS WHEREOF, the Buyer and the Partnership have caused their respective signature page to this Registration Rights Agreement to be duly executed as of the date first written above.

PARTNERSHIP:

EMERGE ENERGY SERVICES LP

By:	EMERGE ENERGY SERVICES GP LLC,
its general partner

By:
Name:
Title:

IN WITNESS WHEREOF, the Buyer and the Partnership have caused their respective signature page to this Registration Rights Agreement to be duly executed as of the date first written above.

BUYER:

SIG STRATEGIC INVESTMENTS, LLLP

By:
Name:
Title:

EXHIBIT A

FORM OF NOTICE OF EFFECTIVENESS

OF REGISTRATION STATEMENT

[To be provided to Holder.]

EXHIBIT B

SELLING UNITHOLDERS

The common units being offered by the selling unitholders are those issuable to the selling unitholders upon conversion of series A preferred units and exercise of the warrants.  For additional information regarding the issuance of series A preferred units and the warrants, see “Private Placement of Series A Preferred Units and Warrants” above.  We are registering the common units in order to permit the selling unitholders to offer the units for resale from time to time.  Except for the ownership of the series A preferred units and the warrants issued pursuant to the Securities Purchase Agreement, the selling unitholders have not had any material relationship with us within the past three years.

The table below lists the selling unitholders and other information regarding the beneficial ownership (as determined under Section 13(d) of the Securities Exchange Act of 1934, as amended, and the rules and regulations thereunder) of the common units held by each of the selling unitholders. The second column lists the number of common units beneficially owned by the selling unitholders, based on their respective ownership of series A preferred units and warrants, as of         , 201 , assuming conversion of the series A preferred units and exercise of the warrants held by each such selling unitholder on that date but taking account of any limitations on conversion or exercise related thereto.

The third column lists the common units being offered by this prospectus by the selling unitholders and does not take in account any limitations on conversion of the series A preferred units or exercise of the warrants related thereto.

In accordance with the terms of a registration rights agreement with the holders of the series A preferred units and the warrants, this prospectus generally covers the resale of the sum of (i) 125% of the maximum number of common units issuable upon conversion of the series A preferred units (without regard to any limitations on conversion related thereto) and (ii) the maximum number of common units issuable upon exercise of the warrants, in each case, determined as if the outstanding warrants were exercised in full (without regard to any limitations on exercise contained therein) as of the trading day immediately preceding the date this registration statement was initially filed with the SEC.  Because the conversion price of the series A preferred units and the exercise price of the warrants may be adjusted, the number of units that will actually be issued may be more or less than the number of units being offered by this prospectus. The fourth column assumes the sale of all of the units offered by the selling unitholders pursuant to this prospectus.

Under the terms of the series A preferred units and the warrants, a selling unitholder may not convert the series A preferred units or exercise the warrants to the extent (but only to the extent) such selling unitholder or any of its affiliates would beneficially own a number of our common units which would exceed 4.99%. The number of units in the second column reflects these limitations. The selling unitholders may sell all, some or none of their units in this offering.  See “Plan of Distribution.”

Name of Selling Unitholder	Number of Common Units Owned Prior to Offering	Maximum Number of Common Units to be Sold Pursuant to this Prospectus	Number of Common Units of Owned After Offering
[HOLDER] (1)
[OTHER BUYERS]

(1)                                 [                  ]

PLAN OF DISTRIBUTION

We are registering the common units issuable upon conversion of the series A preferred units and exercise of the warrants to permit the resale of these common units by the holders of the series A preferred units and warrants from time to time after the date of this prospectus.  We will not receive any of the proceeds from the sale by the selling unitholders of the common units.  We will bear all fees and expenses incident to our obligation to register the common units.

The selling unitholders may sell all or a portion of the common units held by them and offered hereby from time to time directly or through one or more underwriters, broker-dealers or agents. If the common units are sold through underwriters or broker-dealers, the selling unitholders will be responsible for underwriting discounts or commissions or agent’s commissions. The common units may be sold in one or more transactions at fixed prices, at prevailing market prices at the time of the sale, at varying prices determined at the time of sale or at negotiated prices. These sales may be effected in transactions, which may involve crosses or block transactions, pursuant to one or more of the following methods:

•                  on any national securities exchange or quotation service on which the securities may be listed or quoted at the time of sale;

•                  in the over-the-counter market;

•                  in transactions otherwise than on these exchanges or systems or in the over-the-counter market;

•                  through the writing or settlement of options, whether such options are listed on an options exchange or otherwise;

•                  ordinary brokerage transactions and transactions in which the broker-dealer solicits purchasers;

•                  block trades in which the broker-dealer will attempt to sell the units as agent but may position and resell a portion of the block as principal to facilitate the transaction;

•                  purchases by a broker-dealer as principal and resale by the broker-dealer for its account;

•                  an exchange distribution in accordance with the rules of the applicable exchange;

•                  privately negotiated transactions;

•                  short sales made after the date the Registration Statement is declared effective by the SEC;

•                  broker-dealers may agree with a selling security holder to sell a specified number of such units at a stipulated price per unit;

•                  a combination of any such methods of sale; and

•                  any other method permitted pursuant to applicable law.

The selling unitholders may also sell common units under Rule 144 promulgated under the Securities Act of 1933, as amended, if available, rather than under this prospectus. In addition, the selling unitholders may transfer the common units by other means not described in this prospectus. If the selling unitholders effect such transactions by selling common units to or through underwriters, broker-dealers or agents, such underwriters, broker-dealers or agents may receive commissions in the form of discounts, concessions or commissions from the selling unitholders or commissions from purchasers of the common units for whom they may act as agent or to whom they may sell as principal (which discounts, concessions or commissions as to particular underwriters, broker-dealers or agents may be in excess of those customary in the types of transactions involved). In connection with sales of the common units or otherwise, the selling unitholders may enter into hedging transactions with broker-dealers, which may in turn engage in short sales of the common units in the course of hedging in positions they assume. The selling unitholders may also sell common units short and deliver common units covered by this prospectus to close out short positions and to return borrowed units in connection with such short sales. The selling unitholders may also loan or pledge common units to broker-dealers that in turn may sell such units.

The selling unitholders may pledge or grant a security interest in some or all of the warrants or common units owned by them and, if they default in the performance of their secured obligations, the pledgees or secured parties may offer and sell the common units from time to time pursuant to this prospectus or any amendment to this prospectus under Rule 424(b)(3) or other applicable provision of the Securities Act amending, if necessary, the list of selling unitholders to include the pledgee, transferee or other successors in interest as selling unitholders under this prospectus. The selling unitholders also may transfer and donate the common units in other circumstances in which case the transferees, donees, pledgees or other successors in interest will be the selling beneficial owners for purposes of this prospectus.

To the extent required by the Securities Act and the rules and regulations thereunder, the selling unitholders and any broker-dealer participating in the distribution of the common units may be deemed to be “underwriters” within the meaning of the Securities Act, and any commission paid, or any discounts or concessions allowed to, any such broker-dealer may be deemed to be underwriting commissions or discounts under the Securities Act. At the time a particular offering of the common units is made, a prospectus supplement, if required, will be distributed, which will set forth the aggregate amount of common units being offered and the terms of the offering, including the name or names of any broker-dealers or agents, any discounts, commissions and other terms constituting compensation from the selling unitholders and any discounts, commissions or concessions allowed or re-allowed or paid to broker-dealers.

Under the securities laws of some states, the common units may be sold in such states only through registered or licensed brokers or dealers. In addition, in some states the common units may not be sold unless such units have been registered or qualified for sale in such state or an exemption from registration or qualification is available and is complied with.

There can be no assurance that any selling unitholder will sell any or all of the common units registered pursuant to the registration statement, of which this prospectus forms a part.

The selling unitholders and any other person participating in such distribution will be subject to applicable provisions of the Securities Exchange Act of 1934, as amended, and the rules and regulations thereunder, including, without limitation, to the extent applicable, Regulation M of the Exchange Act, which may limit the timing of purchases and sales of any of the common units by the selling unitholders and any other participating person. To the extent applicable, Regulation M may also restrict the ability of any person engaged in the distribution of the common units to engage in market-making activities with respect to the common units. All of the foregoing may affect the marketability of the common units and the ability of any person or entity to engage in market-making activities with respect to the common units.

We will pay all expenses of the registration of the common units pursuant to the registration rights agreement, estimated to be $[     ] in total, including, without limitation, Securities and Exchange Commission filing fees and expenses of compliance with state securities or “blue sky” laws; provided, however, a selling unitholder will pay all underwriting discounts and selling commissions, if any. We will indemnify the selling unitholders against liabilities, including some liabilities under the Securities Act in accordance with the registration rights agreements or the selling unitholders will be entitled to contribution. We may be indemnified by the selling unitholders against civil liabilities, including liabilities under the Securities Act that may arise from any written information furnished to us by the selling unitholder specifically for use in this prospectus, in accordance with the related registration rights agreements or we may be entitled to contribution.

Once sold under the registration statement, of which this prospectus forms a part, the common units will be freely tradable in the hands of persons other than our affiliates.

EXHIBIT D

Due Diligence Questionnaire

(for Potential Investments)

This Questionnaire is designed to assist Susquehanna International Group, LLP (collectively with its affiliated and related entities, “SIG” or the “Firm”) in the evaluation of its potential investment in Emerge Energy Services L.P. (the “Company”).  Your answers should be detailed and complete, so please do not limit your responses to the space provided in this Questionnaire; you are encouraged to continue your narrative answers on separate paper, which can be attached to this Questionnaire.  Also, please attach any additional documents, reports, or explanations that may assist us in reviewing this potential investment.

It is imperative that you provide answers to each and every question, even if the answer is an explanation of why the question is “not applicable” to you.

I.    General Background Information

1.              Background Information on Company

Today’s date

(a)                                 Name of Company

(b)                                 Address of Principal Place of Business:

(c)                                  Phone:                                                                         Fax:

(d)                                 Other Places of Business:

(e)                                  Nature of Company:

☐ Individual                                                                                                                                                                         ☐ Limited Liability Company

☐ Partnership                                                                                                                                                                    ☐ Corporation

☐ Other — please describe:

(f)                                   If Company is an entity:

Jurisdiction of Organization:

Date organized/incorporated:

(g)                                  Is the Company registered or licensed to do business?

☐ Yes                                                                                                             ☐ No

If “Yes,” provide the date(s) and place(s) it was authorized to do business and identify place of establishment:

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If the Company has a tax license, business license or certificate, or commercial registration or its equivalent, please provide the registration/license/certificate number(s) and attach a copy of such registration/license/certificate, as well as an English language translation of such registration/license/certificate if not originally in English.

(h)                                 Describe in detail the Company’s business, along with the country/countries in which business is conducted.

(i)                                     For the work described in (h), does the Company require payment to a bank account in a country different from the country in which the work will be performed?

☐ Yes                                                                                                             ☐ No

If “Yes,” please explain why.

(j)                                    Does the Company intend to interact with Non-U.S. Government in connection with its business?

Throughout this document, we define a “Non-U.S. Government Official” to include the following non-U.S. persons:  (a) any officer or employee of any level or subdivision of government, governmental department, agency or instrumentality; (b) any officer or employee of any commercial enterprise that is owned or controlled by a government, e.g. a state-owned utility company; (c) any officer or employee of any public international organization, such as the International Monetary Fund, the European Union or the World Bank; (d) any person acting in an official capacity for any government, department, agency, enterprise or organization identified above; (e) any political party or officer thereof; and (f) any candidate for political office.

☐ Yes                                                                                                             ☐ No

If “Yes,” please describe those interactions, including their purpose and frequency.

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(k)                                 Is the Company required to make payments or otherwise provide anything of value (e.g., donations, sponsorships, loans, travel expenses, gifts, meals, lodging, goodwill, entertainment, “grease” or facilitating payments, etc.)  to Non-U.S. Government Officials or the family members of Non-U.S. Government Officials in connection with its business?

☐ Yes                                                                                                             ☐ No

If “Yes,” describe the recipient, purpose, frequency, and amounts of these anticipated payments, along with how Non-U.S. Government Officials are selected as recipients of such payments.  Also please note whether the Company will receive receipts for any such payments and whether the payments are permitted (if known) under local law.

II.    Additional Information on Company - As Necessary

(a)                                 Identify each person or entity having any financial or ownership interest in the Company, either directly or indirectly.  Include the names of all individuals and/or entities who act as shareholders/equity owners of the organization.  If the entity is an entity, list all partners/owners, nationality, percentage ownerships, and date of acquisition. The “Percentage Ownership” column must total 100%.

		Percentage	Date of
Owner(s)/Partners	Nationality	Ownership	Acquisition

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If any of the owners listed above are entities (e.g., corporations, partnerships, trusts, etc.), list the ultimate individual owners of the organization here.  Use additional sheets as necessary.

(b)                                 Are any of the persons or entities listed in response to (a) above a Non-U.S. Government Official or relative of any Non-U.S. Government Official?

☐ Yes                                                                                                             ☐ No

If “Yes,” list those persons/entities below:

(c)                                  List the individuals who serve on the Board of Directors of the Company.

Name	Title	Nationality

(d)                                 List the individuals who serve as officers of the Company.

Name	Title	Nationality

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(e)                                   Do any principals, owners, partners, directors, officers, employees, or consultants of the Company have a financial interest in, or are employed by or affiliated with, any other business(es)?

☐ Yes                                                                                                             ☐ No

If “Yes,” for each individual identify the name and location of the other business(es), the position(s) held, and whether there are relationships of any kind between the other business(es) and the Firm.  Any such relationships should be described in detail.

(f)                                   Is any principal, owner, partner, director, officer, employee, or consultant of the Company currently a Non-U.S. Government Official, or has any such person formerly been a Non-U.S. Government Official, or does any such person currently anticipate serving as a Non-U.S. Government Official?

☐ Yes                                                                                                             ☐ No

If “Yes,” provide the following information for each such person:

(i)                                     name of individual;

(ii)                                  name of government entity or political party;

(iii)                              the official title of the government position held, the anticipated position, or the position for which the person is or intends to be a candidate;

(iv)                              official duties and responsibilities;

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(v)                                 whether such person has ever interacted or plans to interact with the Firm in his/her official capacity as a Non-U.S. Government Official and, if so, the purpose of and circumstances surrounding those interactions;

(vi)                              for positions formerly held, the date of severance or retirement.

(g)                                   Is or was any member of the immediate family of any principal, owner, partner, director, officer, employee, or consultant of the Company a Non-U.S. Government Official, or does any member of the immediate family of any such person currently anticipate becoming a Non-U.S. Government Official?  (“Immediate family” includes parents, brothers, sisters, spouses, children, cousins, nephews, aunts, and uncles.)

☐ Yes	☐ No

If  “Yes,” provide the following information for each such person:

(i)                                     name of individual;

(ii)                                  relationship to principal, owner, partner, director, officer, employee, or consultant of the Company;

(iii)                               name of government entity or political party;

(iv)                              the official title of the government position held, the anticipated position, or the position for which the person is or intends to be a candidate;

(v)                                 official duties and responsibilities;

(vi)                              whether such person has ever interacted or plans to interact with the Firm in his/her official capacity as a Non-U.S. Government Official and, if so, the purpose of and circumstances surrounding those interactions;

(vii)                           for positions formerly held, the date of severance or retirement.

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(h)                                 Number of employees of the Company:

Are all employees located at the principal place of business?

☐ Yes	☐ No

If “No,” list all of the places where employees are located:

(i)                                      Does the Company use non-employee contractors in connection with its business?

☐ Yes	☐ No

[If “Yes,” the Firm must consider whether the non-employee contractor should complete a separate Questionnaire.]

Also, if “Yes,” provide the following for each such person or entity:

(i)                                     name of the subcontractor;

(ii)                                  a description of the ownership structure of the subcontractor;

(iii)                               a full description of the work provided by the subcontractor;

(iv)                              whether the subcontractor interacts with Non-U.S. Government Officials;

(v)                                 any relationships between the subcontractor and any Non-U.S. Government Official s;

(vi)                              whether the subcontractor makes payments on the Company’s behalf.

(j)                                    Describe in detail the Company’s physical facilities.

(k)                                 Does the Company have its own anti-corruption compliance policies, procedures, and training materials?

☐ Yes	☐ No

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If “Yes,” attach a copy of the policies and procedures, or provide a reason why they are not attached.

(l)                                     Are audited financial statements for the Company available to the Firm?

☐ Yes	☐ No

If  “Yes,” attach the statements for the past three years.  If “No,” provide an explanation why audited financial statements will not be provided to the Firm.

(m)                             Identify any government departments, agencies or instrumentalities (or any consulting group engaged thereby), government-owned or government-controlled companies, public international organizations, or political parties that the Company represents, consults with or acts as agent for or has a partnership, joint venture or other similar relationship with?

How long has each of these relationships existed and what is the specific purpose of each relationship?

(n)                                 Describe any past or ongoing government audits, investigations, indictments, or enforcement actions, or any pending or threatened proceedings, in any country, that involve allegations of bribery or corruption.

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(o)                                 Are you aware of any actual or potential violations of any anti-corruption laws, statutes, or rules, including but not limited to the U.S. Foreign Corrupt Practices Act, statutes enacted pursuant to the Organization for Economic Cooperation and Development Convention, or local anti-corruption statutes?

☐ Yes	☐ No

If “Yes,” please describe.

III. References - As Necessary

In contacting the sources listed below, we may inquire into the general business reputation of the Company, its general financial reputation and history in prior transactions, payment structure in previous relationships, specific reputational information with respect to other consultations or affiliations of the Company, known relationships between the Company and Non-U.S. Government Officials or important members of the business community, information concerning political party affiliations, information concerning technical expertise in connection with the performance of other work and any other matter which may be relevant.

(a)                                 Company’s Bank(s):

Please provide the name, address and telephone number for each bank which would be receiving funds from the Firm related to this potential transaction.  Please also identify an individual contact at that bank.  If Company is already required to have a separate bank account dedicated to receive payments from only the Firm, please identify that separate bank account below.

1.

2.

(b)                                 Company’s Outside Auditors/Accountants:

Name and Title of	Firm Name, Address
individual contact	and Telephone Number

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(c)                                  Company’s Legal Counsel:

Name and Title of	Firm Name, Address
individual contact	and Telephone Number

(d)                                 Other Clients or Customers of Company

If possible, at least one business reference should be a U.S. company for which the Company is currently providing or has recently provided services:

	Name and Title of	Company Name, Address
	individual contact	and Telephone Number

1.

2.

(d)                                 Other Clients or Customers of Company, continued:

	Name and Title of	Company Name, Address
	individual contact	and Telephone Number

3.

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CERTIFICATION

The undersigned, acting as an authorized representative of the Company, hereby certifies that all information provided herein is true and correct.  The undersigned further certifies that he/she understands that the completion of this Questionnaire, while requested by the Firm, in no way (i) authorizes the Company to act on the Firm’s behalf, (ii) creates a contractual relationship of any kind, whether express or implied, between the Company and the Firm, or (iii) creates an expectation on the Company’s part that a transaction may ever be consummated.

By:	SIGN HERE

Name (printed):

Title:

Date:

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